UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06637

The UBS Funds
(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL	60606-2807
(Address of principal executive offices)	(Zip code)

Tammie Lee, Esq. UBS Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019
(Name and address of agent for service)

Copy to:

Bruce Leto, Esq.

Stradley Ronon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code:		212-821 3000

Date of fiscal year end:	June 30

Date of reporting period:	December 31, 2015

Item 1.  Reports to Stockholders.

UBS Funds

December 31, 2015

The UBS Funds

Semiannual Report

Table of contents
President's letter	1
Market commentary	3
UBS Funds
UBS Dynamic Alpha Fund	5
UBS Global Allocation Fund	24
UBS Asset Growth Fund	37
UBS International Sustainable Equity Fund (formerly, UBS Global Sustainable Equity Fund)	43
UBS U.S. Large Cap Equity Fund	51
UBS U.S. Small Cap Growth Fund	59
UBS U.S. Equity Opportunity Fund	67
UBS Fixed Income Opportunities Fund	75
UBS Core Plus Bond Fund	92
UBS Municipal Bond Fund	109
Explanation of expense disclosure	118
Statement of assets and liabilities	124
Statement of operations	132
Statement of changes in net assets	136
Financial highlights	142
Notes to financial statements	161

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President's letter

February 12, 2016

Dear Shareholder,

In my last correspondence, I wrote about some of the problems challenging the global recovery. In recent months, the slowing of the Chinese economy has taken center stage, commodity prices have continued to decline and global markets remain volatile. In this letter, I would like to take a closer look at some of the changes happening in the global markets—a China in transition, our high hopes for the Eurozone and concerns about Japan, and the relative strength of the US economy—and their subsequent impact on the investment landscape.

In 2015, signs that China could be slowing faster than anticipated gave investors heightened concern. The slowing of China's economy comes as President Xi Jinping seeks to transition the country from a reliance on exports to a more balanced consumption-oriented economy, and from an economy dominated by state-sponsored firms to one that is increasingly driven by the free market. The slowdown put pressure on the prospects of commodity-producing economies such as Brazil and Russia. For years, commodity-producing countries thrived by providing the natural resources—iron ore, copper, aluminum, coal and oil—that powered China's economic boom. Many of these economies are now contracting as a result of China's transition from a manufacturing to a consumption-led economic growth model.

The Eurozone and Japanese equity markets have seen relatively strong performance in the past year, with riskier assets in both being supported by fairly similar conditions—continued monetary easing, currency weakness providing a boost to exporters, as well as the low price of oil, which has left consumers with more disposable income. On the economic front, however, there are tentative signs of divergence: Eurozone economic growth in the coming quarters could surprise on the upside, while Japan's growth prospects look likely to remain broadly stagnant. While there have been no major changes in the fortunes of either economy, investor sentiment on the Eurozone is likely to have taken a turn for the better due to clearer signs of improvement in underlying fundamentals. In particular, the convergence in economic conditions between the peripheral and core Eurozone countries represents a positive trend that has recently strengthened. The influx of migrants to the currency bloc—while bringing with it new risks—also has the potential to boost GDP, if new workers can be successfully integrated into the Eurozone labor force.

Turning to the United States, in December the Federal Reserve (the "Fed") raised interest rates for the first time in almost 10 years. The market widely expected the increase, so the focus was on the language of the announcement and the projections for future rate increases. Both of these were more dovish than expected, with the Fed using the term "gradual" to describe the likely path of monetary policy. This tightening of monetary policy is a positive move since it signals the Fed's confidence in the domestic economic recovery. The effects of the Fed tightening will also reverberate through the global economy and financial markets. Emerging markets economies are likely to be negatively impacted, particularly those with US dollar-denominated debt loads that stand to become more expensive to finance as their currencies depreciate against a strengthening US dollar.

While many changes are impacting the global economy—and much of the news flow over the past few months has struck a negative tone—you can be confident that as a shareholder of a UBS Fund with UBS Asset Management, our team of investment professionals around the world is constantly monitoring changes in the investment landscape to seek to produce successful long-term outcomes for you. As changes in the global markets continue to evolve, we believe it benefits investors to work with a knowledgeable and trusted partner. At UBS

President's letter

Asset Management, we embrace the responsibility of helping our clients meet their financial objectives and thank you for your continued trust in our skill and commitment to serve you.

Sincerely,

Mark E. Carver
President
The UBS Funds
Managing Director
UBS Asset Management (Americas) Inc.

The markets in review

Generally moderate global growth

The US economy continued to expand, but the pace was uneven during the six months ended December 31, 2015. The US Commerce Department reported that gross domestic product ("GDP") expanded at a 3.9% seasonally adjusted annualized rate during the second quarter of 2015. GDP growth then slowed to a 2.0% rate for the third quarter of the year. Finally, the Commerce Department's initial estimate for fourth-quarter GDP growth was 0.7%.1

The US Federal Reserve Board (the "Fed") took its initial step toward normalizing monetary policy during the reporting period. In December 2015, the Fed raised the fed funds rates for the first time in nearly a decade. The US central bank boosted the fed funds rate from a range of 0% to 0.25% to a range between 0.25% and 0.50%.2 In its official statement the Fed said, "The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2% inflation...The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run."

Growth outside the US was mixed during the reporting period. In its January 2016 World Economic Outlook Update—released after the reporting period had ended—the International Monetary Fund ("IMF") said, "In advanced economies, a modest and uneven recovery is expected to continue, with a gradual further narrowing of output gaps. The picture for emerging market and developing economies is diverse but in many cases challenging." From a regional perspective, the IMF estimated that 2015 growth in the eurozone was 1.5%, versus 0.9% in 2014. Japan's economy was believed to have expanded 0.6% in 2015, versus 0.0% in 2014. Elsewhere, the IMF estimated that overall growth in emerging market countries moderated in 2015, with growth of 4.0% versus 4.6% in 2014.

Global equities post overall weak results

The global equity market experienced several periods of heightened volatility during the reporting period. Investor sentiment fluctuated given mixed economic data and corporate earnings reports, uncertainties regarding future monetary policy and numerous geopolitical issues. Risk aversion peaked during the third quarter of 2015, as the global equity market experienced its first correction (a decline of at least 10%) since 2011. The market then rallied sharply in October 2015, but ended the year on a weak note. All told, the US stock market, as measured by the S&P 500 Index, gained 0.15% for the six months ended December 31, 2015.3 International equities produced very poor results, as they were negatively impacted by moderating growth, fears of a "hard landing" for China's economy and sharply falling commodity prices. International developed equities, as measured by the MSCI EAFE Index (net), declined 6.01% during the period.4 Emerging market equities, as measured by the MSCI Emerging Markets Index (net), fell 17.35% over the same period.5

1  Based on the Commerce Department's initial estimate announced on January 29, 2016, after the reporting period had ended.

2  The federal funds rate or the "fed funds rate," is the rate banks charge one another for funds they borrow on an overnight basis.

3  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

The markets in review

Mixed returns in the fixed income market

The global fixed income markets were not immune from periodic bouts of risk aversion during the reporting period. Mixed signals from the Fed regarding the timing for interest rate "liftoff" was just one of the factors impacting fixed income prices. The yield on the US 10-year Treasury fell from 2.35% to 2.27% during the reporting period, and the overall US bond market, as measured by the Barclays US Aggregate Index, gained 0.65%.6 Returns of riskier fixed income securities were even weaker for the six months ended December 31, 2015. High yield bonds, as measured by the BofA Merrill Lynch US High Yield Cash Pay Constrained Index, declined 6.84%, while emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global), fell 0.52% during the reporting period.7,8

6  The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. The index is not leveraged. Investors should note that indices do not reflect the deduction of fees and expenses.

8  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS Dynamic Alpha Fund

Portfolio performance

For the six months ended December 31, 2015, Class A shares of UBS Dynamic Alpha Fund (the "Fund") returned -6.99% (Class A shares returned -12.05% after the deduction of the maximum sales charge), while Class P shares returned -6.74%. For purposes of comparison, the BofA Merrill Lynch US Treasury 1-5 Year Index returned 0.03% during the same time period, the MSCI World Free Index (net) returned -3.41% and the Citigroup One-Month US Treasury Bill Index returned 0.01%. (Class P shares have lower expenses than other share classes of the Fund.

Returns for all share classes over various time periods are shown on page 7; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund produced a negative absolute return during the reporting period. Performance was due to asset allocation decisions.

During the review period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. With respect to our active currency strategy, utilizing currency forwards had a direct positive impact on Fund performance. We used a variety of equity and fixed income options, futures and swaps to implement our market allocation strategy. Derivatives were just one tool, among others, that we used to implement our market allocation strategy. These derivatives, in aggregate, detracted from performance during the reporting period.

Portfolio performance summary1

What worked:

•  Certain equity positions added value over the reporting period.

  – The Fund's relative value trade of long German equities versus Swedish equities contributed to results after a sustained performance gap between the two markets narrowed.

  – The Fund's relative value trade of long North Asian equities versus emerging markets contributed to performance. North Asian countries are net importers of oil and are experiencing healthier current account balances.

•  Certain fixed income positions were positive for performance.

  – The Fund benefited from a sustained long position in Australian government bonds, which served as a source of yield pick-up within the fixed income holdings.

  – The Fund's long positions in Italian and Spanish government bonds added value, as yields in these periphery countries declined during the reporting period.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS Dynamic Alpha Fund

•  Overall, the Fund's active currency strategy was beneficial for results.

  – The Fund's long position in the euro over the Swiss franc contributed to results. The removal of the 1.20 euro/Swiss franc floor earlier in the year resulted in an immediate appreciation of the Swiss franc and the currency appearing significantly overvalued, which had negative consequences for the Swiss economy.

  – The Fund's trade of long Mexican peso versus the Malaysian ringgit added to performance. Chinese trading partners such as Malaysia suffered amid heightened growth concerns.

What didn't work:

•  Overall, the Fund's equity positioning was negative for returns.

  – The Fund's long exposure to developed ex-US equities—particularly the eurozone and Japan—detracted from performance given concerns surrounding a global growth slowdown and economic linkages with China.

  – The Fund's relative value trade of long US small cap equities versus US large cap equities detracted from performance. Third-quarter earnings were disappointing and merger and acquisition (M&A) activity remained concentrated in the large cap space.

•  Overall, the Fund's fixed income positioning slightly detracted from results.

  – The Fund's long position in investment grade bonds versus global sovereigns was negative for results, as spreads widened on corporate debt during the reporting period.

  – The Fund's performance was negatively impacted by a short US duration position as US yields were flat to slightly down across the curve during the reporting period.

•  Certain currency trades performed poorly during the reporting period.

  – The Fund's overweight in the Swedish krona over the euro was negative for results. The Swedish Riksbank cut rates and expanded their quantitative easing program, and the euro rebounded from its lows, causing this trade to detract from results.

  – The Fund's trade of long New Zealand dollar versus the US dollar detracted from performance. Even though the Reserve Bank of New Zealand reduced interest rates late in the year, the market interpreted this move as hawkish given the lack of additional forward guidance around future monetary policy easing.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2015. The views and opinions in the letter were current as of February 16, 2016. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS Dynamic Alpha Fund

Average annual total returns for periods ended 12/31/15 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(6.99)%	(6.86)%	2.65%	1.76%
Class C2	(7.31)	(7.58)	1.88	1.00
Class P3	(6.74)	(6.61)	2.94	2.06
After deducting maximum sales charge
Class A1	(12.05)%	(11.93)%	1.48%	1.19%
Class C2	(8.21)	(8.48)	1.88	1.00
BofA Merrill Lynch US Treasury 1-5 Year Index[4]	0.03%	0.98%	1.25%	3.04%
MSCI World Free Index (net)[5]	(3.41)	(0.87)	7.59	4.98
Citigroup One-Month US Treasury Bill Index[6]	0.01	0.02	0.04	1.09

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2015 prospectuses were as follows: Class A—1.44% and 1.36%; Class C—2.20% and 2.11%; Class P—1.21% and 1.11%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 27, 2016, do not exceed 1.35% for Class A shares, 2.10% for Class C shares and 1.10% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, the UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The BofA Merrill Lynch US Treasury 1-5 Year Index is an unmanaged index designed to track US Treasury securities with maturities between 1 and 5 years. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The Citigroup One-Month US Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last one month Treasury Bill issue. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the funds made during the holding periods specified in the prospectus will be eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Dynamic Alpha Fund

Top ten long-term fixed income holdings (unaudited)

As of December 31, 2015

Percentage of net assets
Commonwealth of Australia, 4.500%, due 04/15/20	2.2%
Commonwealth of Australia, 4.250%, due 07/21/17	2.1
Commonwealth of Australia, 4.750%, due 06/15/16	1.8
JPMorgan Chase & Co., 3.200%, due 01/25/23	1.2
Buoni Poliennali Del Tesoro, 3.250%, due 09/01/46	1.1
Kingdom of Spain, 5.150%, due 10/31/44	1.0
Morgan Stanley, 2.375%, due 07/23/19	0.6
Goldman Sachs Group, Inc., 1.375%, due 07/26/22	0.6
Wachovia Corp., 5.750%, due 02/01/18	0.6
NBCUniversal Media LLC, 4.375%, due 04/01/21	0.5
Total	11.7%

Country exposure by issuer, top five (unaudited)

As of December 31, 2015

Percentage of net assets
United States	29.8%
Australia	9.9
United Kingdom	9.2
Netherlands	5.9
France	2.6
Total	57.4%

UBS Dynamic Alpha Fund

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2015

Bonds
Corporate bonds
Aerospace & defense	0.13%
Airlines	0.11
Automobiles	0.17
Banks	13.44
Beverages	1.57
Biotechnology	0.60
Capital markets	2.28
Chemicals	0.84
Commercial services & supplies	0.60
Communications equipment	0.31
Construction & engineering	0.63
Consumer finance	1.62
Diversified financial services	3.09
Diversified telecommunication services	2.93
Electric utilities	3.00
Energy equipment & services	0.80
Food & staples retailing	0.50
Food products	0.82
Gas utilities	1.08
Health care equipment & supplies	0.58
Health care providers & services	0.59
Hotels, restaurants & leisure	0.12
Independent power and renewable electricity producers	0.32
Industrial conglomerates	0.42
Insurance	7.69
Internet & catalog retail	0.13
Internet software & services	0.17
IT services	0.21
Life sciences tools & services	0.13
Machinery	0.22
Marine	0.29
Media	2.53
Metals & mining	0.93
Multi-utilities	0.87
Oil, gas & consumable fuels	7.57
Pharmaceuticals	1.49
Real estate investment trust (REIT)	0.45
Real estate management & development	0.28
Road & rail	0.77
Semiconductors & semiconductor equipment	0.20
Software	0.33
Specialty retail	0.35
Thrifts & mortgage finance	0.19
Tobacco	1.64
Transportation infrastructure	1.02
Water utilities	0.65
Wireless telecommunication services	0.97
Total corporate bonds	65.63%
Collateralized debt obligation	0.00%[1]
Mortgage & agency debt security	0.01
Non-US government obligations	8.22
Total bonds	73.86%
Short-term investments	14.80
Options purchased	2.17
Investment of cash collateral from securities loaned	0.77
Total investments	91.60%
Cash and other assets, less liabilities	8.40
Net assets	100.00%

1  Amount represents less than 0.005%.

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2015 (unaudited)

	Face amount		Value
Bonds: 73.86%
Corporate bonds: 65.63%
Australia: 3.79%
Adani Abbot Point Terminal Pty Ltd., 5.750%, due 11/01/18	AUD	1,025,000	$745,318
APT Pipelines Ltd., 4.200%, due 03/23/25[1]		$910,000	855,091
Aurizon Network Pty Ltd., 2.000%, due 09/18/24	EUR	500,000	522,131
Australia & New Zealand Banking Group Ltd., 4.500%, due 03/19/24[2]		$250,000	250,916
Australia Pacific Airports Melbourne Pty Ltd., 1.750%, due 10/15/24	EUR	450,000	481,193
BHP Billiton Finance USA Ltd., 5.000%, due 09/30/43		$280,000	253,731
Commonwealth Bank of Australia, 1.125%, due 03/13/17		370,000	369,140
2.250%, due 03/16/17[1]		380,000	383,950
2.250%, due 03/16/17[2]		250,000	252,599
National Australia Bank Ltd., 2.000%, due 11/12/24[3]	EUR	550,000	594,262
2.750%, due 03/09/17		$650,000	660,917
Origin Energy Finance Ltd., 2.500%, due 10/23/20[2]	EUR	775,000	792,445
5.450%, due 10/14/21[2]		$345,000	335,712
QBE Insurance Group Ltd., 2.400%, due 05/01/18[2]		405,000	405,363
6.750%, due 12/02/44[3]		795,000	828,787
Santos Finance Ltd., 8.250%, due 09/22/70[3]	EUR	380,000	414,024
Scentre Group Trust 1, 1.500%, due 07/16/20		250,000	275,556
SGSP Australia Assets Pty Ltd., 2.000%, due 06/30/22		350,000	379,041
Suncorp-Metway Ltd., 1.700%, due 03/28/17[2]		$460,000	459,153
Telstra Corp. Ltd., 4.800%, due 10/12/21[2]		350,000	382,421
Transurban Finance Co. Pty Ltd., 1.875%, due 09/16/24	EUR	400,000	425,552
Total Australia corporate bonds			10,067,302
Belgium: 0.30%
AG Insurance SA, 3.500%, due 06/30/47[3]		800,000	794,806
Bermuda: 0.20%
Bacardi Ltd., 2.750%, due 07/03/23[2]		470,000	540,965
	Face amount		Value
Brazil: 0.50%
Petrobras Global Finance BV, 3.250%, due 04/01/19[2]	EUR	610,000	$477,300
3.875%, due 01/27/16		$440,000	439,669
Vale SA, 5.625%, due 09/11/42		630,000	417,136
Total Brazil corporate bonds			1,334,105
Canada: 1.90%
Bank of Montreal, 6.020%, due 05/02/18	CAD	470,000	374,832
Bank of Nova Scotia, 4.100%, due 06/08/17		695,000	522,383
Canadian Imperial Bank of Commerce, 1.350%, due 07/18/16		$445,000	445,968
3.400%, due 01/14/16	CAD	515,000	372,512
Canadian Natural Resources Ltd., 3.900%, due 02/01/25		$150,000	130,930
Hydro One, Inc., 5.360%, due 05/20/36	CAD	335,000	289,540
Nexen Energy ULC, 6.400%, due 05/15/37		$500,000	572,500
Royal Bank of Canada, 2.980%, due 05/07/19	CAD	475,000	357,467
Suncor Energy, Inc., 6.500%, due 06/15/38		$505,000	540,272
Talisman Energy, Inc., 3.750%, due 02/01/21		480,000	435,408
TELUS Corp., 3.750%, due 01/17/25	CAD	165,000	121,365
Thomson Reuters Corp., 1.300%, due 02/23/17		$480,000	477,731
Yamana Gold, Inc., 4.950%, due 07/15/24		470,000	398,820
Total Canada corporate bonds			5,039,728
Cayman Islands: 0.94%
Hutchison Whampoa International 09 Ltd., 7.625%, due 04/09/19[1]		300,000	348,672
7.625%, due 04/09/19[2]		125,000	145,280
Noble Holding International Ltd., 5.950%, due 04/01/25		245,000	169,073
Principal Financial Global Funding II LLC, 4.500%, due 01/26/17	EUR	650,000	735,654
Tencent Holdings Ltd., 3.375%, due 05/02/19[1]		$450,000	457,113

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2015 (unaudited)

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
Cayman Islands—(Concluded)
Thames Water Utilities Cayman Finance Ltd., 5.375%, due 07/21/25[3]	GBP	190,000	$292,204
Yorkshire Water Services Bradford Finance Ltd., 6.000%, due 04/24/25[3]		230,000	354,951
Total Cayman Islands corporate bonds			2,502,947
China: 0.48%
AIA Group Ltd., 1.750%, due 03/13/18[2]		$510,000	504,277
1.750%, due 03/13/18[2]		560,000	553,716
Bao-trans Enterprises Ltd., 1.625%, due 02/23/18	EUR	200,000	216,597
Total China corporate bonds			1,274,590
Czech Republic: 0.24%
NET4GAS sro, 2.500%, due 07/28/21		560,000	627,461
Denmark: 0.40%
AP Moeller - Maersk A/S, 3.375%, due 08/28/19[2]		650,000	768,023
DONG Energy A/S, 3.000%, due 11/06/15[3]		290,000	302,967
Total Denmark corporate bonds			1,070,990
Finland: 0.66%
Elenia Finance Oyj, 2.875%, due 12/17/20		550,000	635,240
Sampo Oyj, 1.500%, due 09/16/21		250,000	273,376
Teollisuuden Voima Oyj, 2.500%, due 03/17/21		425,000	456,504
4.625%, due 02/04/19[2]		335,000	393,746
Total Finland corporate bonds			1,758,866
France: 2.58%
Arkema SA, 1.500%, due 01/20/25		200,000	208,815
AXA SA, 6.667%, due 07/06/16[3,4]	GBP	425,000	635,783
Banque Federative du Credit Mutuel SA, 3.000%, due 09/11/25	EUR	200,000	223,069
BNP Paribas SA, 2.700%, due 08/20/18		$500,000	507,178
2.875%, due 03/20/26[3]	EUR	350,000	389,221
	Face amount		Value
Credit Logement SA, 1.021%, due 03/16/16[2,3,4]	EUR	300,000	$264,895
Electricite de France SA, 4.125%, due 01/22/22[3,4]		300,000	317,956
5.625%, due 01/22/24[1,3,4]		$280,000	266,280
6.950%, due 01/26/39[1]		200,000	245,688
Engie SA, 4.750%, due 07/10/21[3,4]	EUR	600,000	688,402
Infra Park SAS, 1.250%, due 10/16/20		200,000	218,990
Orange SA, 5.875%, due 02/07/22[3,4]	GBP	300,000	437,625
Societe Des Autoroutes Paris-Rhin-Rhone, 2.250%, due 01/16/20	EUR	600,000	689,369
Total Capital International SA, 1.550%, due 06/28/17		$1,170,000	1,173,040
TOTAL SA, 2.625%, due 02/26/25[3,4]	EUR	265,000	253,790
Transport et Infrastructures Gaz France SA, 2.200%, due 08/05/25		300,000	326,995
Total France corporate bonds			6,847,096
Germany: 0.18%
Allianz SE, 4.750%, due 10/24/23[3,4]		200,000	234,412
RWE AG, 2.750%, due 04/21/75[3]		270,000	251,668
Total Germany corporate bonds			486,080
Guernsey: 0.16%
Credit Suisse Group Guernsey I Ltd., 7.875%, due 02/24/41[2,3]		$415,000	427,450
Ireland: 1.60%
Aquarius & Investments PLC for Swiss Reinsurance Co. Ltd., 6.375%, due 09/01/24[3]		200,000	207,995
Cloverie PLC for Zurich Insurance Co., Ltd., 1.750%, due 09/16/24	EUR	130,000	142,622
FGA Capital Ireland PLC, 2.625%, due 04/17/19		435,000	489,075
GE Capital International Funding Co., 0.964%, due 04/15/16[1]		$480,000	480,213
2.342%, due 11/15/20[1]		574,000	569,794
4.418%, due 11/15/35[1]		1,229,000	1,254,615
Perrigo Co. PLC, 4.000%, due 11/15/23		200,000	195,699

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2015 (unaudited)

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
Ireland—(Concluded)
PGH Capital Ltd., 5.750%, due 07/07/21	GBP	280,000	$443,735
XL Group PLC, 4.450%, due 03/31/25		$270,000	264,643
4.450%, due 03/31/25		5,000	4,896
5.250%, due 12/15/43		195,000	201,658
Total Ireland corporate bonds			4,254,945
Israel: 0.08%
Teva Pharmaceutical Finance IV BV, 3.650%, due 11/10/21		200,000	202,950
Italy: 1.14%
2i Rete Gas SpA, 1.125%, due 01/02/20	EUR	200,000	217,584
CDP Reti SpA, 1.875%, due 05/29/22		405,000	440,122
Ei Towers SpA, 3.875%, due 04/26/18		400,000	461,405
Intesa Sanpaolo SpA, 3.875%, due 01/16/18		$320,000	328,153
4.375%, due 10/15/19[2]	EUR	400,000	490,089
Snam SpA, 3.875%, due 03/19/18[2]		334,000	391,207
UniCredit SpA, 3.250%, due 01/14/21		295,000	347,249
6.375%, due 05/02/23[2,3]		$340,000	349,250
Total Italy corporate bonds			3,025,059
Japan: 0.22%
Bank of Tokyo-Mitsubishi UFJ Ltd., 2.350%, due 09/08/19[1]		380,000	378,165
2.350%, due 09/08/19[2]		200,000	199,035
Total Japan corporate bonds			577,200
Jersey, Channel Islands: 1.09%
AA Bond Co., Ltd., 4.720%, due 07/31/18[2]	GBP	275,000	421,036
Gatwick Funding Ltd., 5.250%, due 01/23/24[2]		250,000	418,481
Heathrow Funding Ltd., 1.500%, due 02/11/30	EUR	425,000	409,922
4.600%, due 02/15/18[2]		590,000	695,883
HSBC Bank Capital Funding Sterling 2 LP, 5.862%, due 04/07/20[3,4]	GBP	180,000	277,297
	Face amount		Value
HSBC Capital Funding LP, 5.130%, due 03/29/16[3,4]	EUR	170,000	$186,133
QBE Capital Funding III Ltd., 7.250%, due 05/24/41[2,3]		$430,000	473,555
Total Jersey, Channel Islands corporate bonds			2,882,307
Luxembourg: 0.21%
Belfius Financing Co., 1.276%, due 02/09/17[3]	GBP	375,000	544,533
Mexico: 0.42%
America Movil SAB de CV, 5.000%, due 03/30/20		$435,000	469,930
5.125%, due 09/06/73[3]	EUR	145,000	164,079
Coca-Cola Femsa SAB de CV, 2.375%, due 11/26/18		$490,000	493,979
Total Mexico corporate bonds			1,127,988
Netherlands: 5.94%
ABN AMRO Bank NV, 2.875%, due 06/30/25[3]	EUR	200,000	222,870
4.875%, due 01/16/19[2]	GBP	350,000	560,299
6.250%, due 09/13/22[3]		$370,000	388,054
Achmea BV, 2.500%, due 11/19/20	EUR	960,000	1,106,523
4.250%, due 02/04/25[3,4]		350,000	353,718
Allianz Finance II BV, 4.375%, due 02/17/17[3,4]		435,000	486,918
BAT Netherlands Finance BV, 2.375%, due 01/19/23[2]		550,000	631,567
Bharti Airtel International Netherlands BV, 4.000%, due 12/10/18		750,000	870,079
Coca-Cola HBC Finance BV, 2.375%, due 06/18/20[2]		560,000	641,925
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 1.700%, due 03/19/18		$830,000	829,662
2.500%, due 05/26/26[3]	EUR	745,000	816,146
5.500%, due 06/29/20[3,4]		850,000	933,899
Deutsche Telekom International Finance BV, 6.500%, due 04/08/22	GBP	170,000	304,056
E.ON International Finance BV, 6.650%, due 04/30/38[1]		$145,000	162,974
EDP Finance BV, 2.000%, due 04/22/25	EUR	255,000	252,942
4.625%, due 06/13/16		405,000	447,951
Heineken NV, 2.125%, due 08/04/20[2]		645,000	739,065

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2015 (unaudited)

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
Netherlands—(Concluded)
Koninklijke KPN NV, 6.500%, due 01/15/16	EUR	257,000	$279,989
LYB International Finance BV, 5.250%, due 07/15/43		$285,000	273,450
Nomura Europe Finance NV, 1.500%, due 05/12/21	EUR	300,000	325,187
Redexis Gas Finance BV, 1.875%, due 04/27/27		650,000	610,491
2.750%, due 04/08/21		450,000	516,935
REN Finance BV, 2.500%, due 02/12/25		300,000	320,445
4.750%, due 10/16/20		345,000	429,410
Repsol International Finance BV, 4.250%, due 02/12/16[2]		200,000	218,302
Shell International Finance BV, 1.250%, due 11/10/17		$710,000	706,308
4.375%, due 05/11/45		815,000	769,465
Siemens Financieringsmaatschappij NV, 5.125%, due 02/20/17	EUR	335,000	384,833
6.125%, due 09/14/66[3]	GBP	225,000	338,204
Swiss Reinsurance Co. via ELM BV, 2.600%, due 09/01/25[3,4]	EUR	230,000	229,915
TenneT Holding BV, 6.655%, due 06/01/17[3,4]		250,000	287,880
Vonovia Finance BV, 4.000%, due 12/17/21[3,4]		300,000	316,244
Total Netherlands corporate bonds			15,755,706
Norway: 0.47%
DNB Bank ASA, 3.200%, due 04/03/17[1]		$450,000	458,712
Statoil ASA, 3.125%, due 08/17/17		430,000	441,071
4.800%, due 11/08/43		355,000	359,765
Total Norway corporate bonds			1,259,548
Portugal: 0.09%
Caixa Geral de Depositos SA, 3.750%, due 01/18/18	EUR	200,000	232,400
Singapore: 0.10%
United Overseas Bank Ltd., 3.750%, due 09/19/24[3]		$250,000	252,910
South Korea: 0.12%
GS Caltex Corp., 5.500%, due 04/24/17[2]		300,000	311,945
	Face amount		Value
Spain: 1.48%
Aigues de Barcelona Finance SAU, 1.944%, due 09/15/21	EUR	430,000	$466,023
BBVA Senior Finance SAU, 3.250%, due 03/21/16		200,000	218,741
Canal de Isabel II Gestion SA, 1.680%, due 02/26/25		300,000	310,546
Inmobiliaria Colonial SA, 1.863%, due 06/05/19		400,000	437,826
Santander Consumer Finance SA, 0.900%, due 02/18/20[2]		800,000	857,597
Santander International Debt SAU, 1.375%, due 03/25/17		700,000	770,439
Telefonica Emisiones SAU, 4.710%, due 01/20/20[2]		700,000	870,873
Total Spain corporate bonds			3,932,045
Sweden: 0.89%
PGE Sweden AB, 1.625%, due 06/09/19		200,000	218,066
Svenska Handelsbanken AB, 5.125%, due 03/30/20[1]		$475,000	525,893
5.125%, due 03/30/20[2]		115,000	127,321
5.250%, due 03/01/21[3,4]		475,000	457,188
Swedbank AB, 5.500%, due 03/17/20[3,4]		400,000	398,453
Swedbank Hypotek AB, 2.375%, due 04/05/17[1]		440,000	445,133
2.375%, due 04/05/17[2]		200,000	202,331
Total Sweden corporate bonds			2,374,385
Switzerland: 0.35%
Credit Suisse AG, 3.000%, due 10/29/21		380,000	378,688
Demeter Investments BV for Swiss Life AG, 4.375%, due 06/16/25[3,4]	EUR	515,000	550,593
Total Switzerland corporate bonds			929,281
United Kingdom: 9.22%
Abbey National Treasury Services PLC, 4.000%, due 03/13/24[5]		$490,000	511,372
Anglian Water Services Financing PLC, 4.500%, due 02/22/26[2]	GBP	200,000	313,393
Aon PLC, 2.875%, due 05/14/26	EUR	155,000	175,890
4.750%, due 05/15/45		$470,000	464,560
Arqiva Financing PLC, 4.040%, due 06/30/20[2]	GBP	525,000	802,584
4.882%, due 12/31/32[2]		250,000	394,816

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2015 (unaudited)

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
United Kingdom—(Concluded)
Aviva PLC, 5.125%, due 06/04/50[3]	GBP	380,000	$528,832
Barclays Bank PLC, 2.250%, due 05/10/17[1,5]		$360,000	363,832
2.250%, due 05/10/17[2]		200,000	202,129
4.375%, due 09/11/24		960,000	938,708
5.750%, due 08/17/21[2]	GBP	255,000	440,401
6.625%, due 03/30/22[2]	EUR	260,000	354,822
BP Capital Markets PLC, 1.375%, due 05/10/18		$390,000	384,435
2.750%, due 05/10/23		220,000	206,660
British Telecommunications PLC, 8.500%, due 12/07/16[2]	GBP	395,000	620,808
BUPA Finance PLC, 3.375%, due 06/17/21		210,000	317,301
6.125%, due 09/16/20[3,4]		250,000	392,506
Centrica PLC, 5.250%, due 04/10/75[3]		225,000	317,622
5.375%, due 10/16/43[1]		$200,000	199,718
Diageo Capital PLC, 3.875%, due 04/29/43		305,000	283,600
EE Finance PLC, 4.375%, due 03/28/19[2]	GBP	345,000	540,857
GlaxoSmithKline Capital PLC, 1.500%, due 05/08/17		$330,000	331,391
1.500%, due 05/08/17		230,000	230,978
HSBC Holdings PLC, 5.100%, due 04/05/21		940,000	1,045,091
Imperial Tobacco Finance PLC, 2.050%, due 02/11/18[1]		420,000	418,127
2.950%, due 07/21/20[1]		305,000	305,694
9.000%, due 02/17/22[2]	GBP	190,000	370,532
Liverpool Victoria Friendly Society Ltd., 6.500%, due 05/22/43[2,3]		610,000	885,886
Lloyds Bank PLC, 1.375%, due 09/08/22	EUR	1,040,000	1,139,090
11.875%, due 12/16/21[2,3]		300,000	359,625
Manchester Airport Group Funding PLC, 4.750%, due 03/31/34	GBP	120,000	194,528
National Grid Electricity Transmission PLC, 4.000%, due 06/08/27[2]		230,000	367,436
Nationwide Building Society, 2.250%, due 04/29/22		190,000	275,542
Northern Gas Networks Finance PLC, 5.875%, due 07/08/19		225,000	373,161
	Face amount		Value
Prudential PLC, 1.375%, due 01/19/18 GBP		470,000	$690,008
5.000%, due 07/20/55[3]		300,000	412,501
Royal Bank of Scotland Group PLC, 1.500%, due 11/28/16	EUR	250,000	274,344
Royal Bank of Scotland PLC, 6.934%, due 04/09/18		690,000	839,636
Scottish Widows PLC, 5.500%, due 06/16/23	GBP	400,000	615,136
Sinopec Capital 2013 Ltd., 3.125%, due 04/24/23[2]		$230,000	218,842
3.125%, due 04/24/23[1]		680,000	647,011
Sky PLC, 2.500%, due 09/15/26	EUR	250,000	275,623
Southern Gas Networks PLC, 2.500%, due 02/03/25	GBP	115,000	161,343
SSE PLC, 3.875%, due 09/10/20[3,4]		200,000	282,987
Standard Chartered PLC, 4.000%, due 07/12/22[2,3]		$950,000	956,527
State Grid Europe Development 2014 PLC, Series A, Class , 1.500%, due 01/26/22	EUR	325,000	343,481
Tesco Property Finance 4 PLC, 5.801%, due 10/13/40[2]	GBP	246,819	317,000
Thames Water Utilities Finance Ltd., 5.125%, due 09/28/37		460,000	793,809
Wales & West Utilities Finance PLC, 5.125%, due 12/02/16[2]		710,000	1,083,701
6.750%, due 12/17/36[3]		100,000	163,429
Western Power Distribution West Midlands PLC, 5.750%, due 04/16/32[2]		200,000	364,248
WPP Finance 2010, 3.750%, due 09/19/24		$365,000	363,306
WPP Finance 2013, 0.430%, due 03/23/18	EUR	410,000	444,373
Yorkshire Building Society, 4.125%, due 11/20/24[3]	GBP	115,000	169,980
Total United Kingdom corporate bonds			24,469,212
United States: 29.79%
21st Century Fox America, Inc., 6.200%, due 12/15/34		$730,000	828,441
ABB Finance USA, Inc., 2.875%, due 05/08/22		520,000	512,816
AbbVie, Inc., 2.900%, due 11/06/22		805,000	779,352
4.400%, due 11/06/42		330,000	308,175

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2015 (unaudited)

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Actavis Funding SCS, 1.300%, due 06/15/17		$220,000	$217,917
3.450%, due 03/15/22		350,000	350,559
4.750%, due 03/15/45		295,000	287,584
Aetna, Inc., 3.500%, due 11/15/24		535,000	534,445
Albemarle Corp., 1.875%, due 12/08/21	EUR	720,000	753,339
Alltel Corp., 7.875%, due 07/01/32		$435,000	534,956
Altria Group, Inc., 4.250%, due 08/09/42		1,145,000	1,050,517
American Airlines Pass Through Trust, Series 2014-1, Class B, 4.375%, due 10/01/22		59,069	58,774
American Express Credit Corp., 1.300%, due 07/29/16		275,000	275,510
2.375%, due 05/26/20		230,000	228,326
American International Group, Inc., 3.375%, due 08/15/20		645,000	663,444
3.875%, due 01/15/35		250,000	220,479
4.500%, due 07/16/44		260,000	240,460
Anadarko Petroleum Corp., 3.450%, due 07/15/24[5]		210,000	186,652
6.375%, due 09/15/17		1,025,000	1,074,816
Apache Corp., 4.750%, due 04/15/43		825,000	708,734
AT&T, Inc., 3.000%, due 02/15/22		410,000	402,135
4.750%, due 05/15/46		575,000	526,369
5.550%, due 08/15/41		550,000	552,263
Bank of America Corp., 1.375%, due 09/10/21	EUR	775,000	846,608
3.875%, due 08/01/25		$770,000	781,723
5.875%, due 02/07/42		350,000	408,370
Berkshire Hathaway Finance Corp., 1.300%, due 05/15/18		310,000	307,435
Biogen, Inc., 4.050%, due 09/15/25		630,000	633,269
Branch Banking & Trust Co., 1.350%, due 10/01/17		265,000	264,532
Burlington Northern Santa Fe LLC, 3.000%, due 03/15/23		590,000	581,540
5.400%, due 06/01/41		345,000	375,106
Caterpillar, Inc., 4.750%, due 05/15/64		345,000	332,261
CCO Safari II LLC, 4.464%, due 07/23/22[1]		450,000	448,434
	Face amount		Value
CF Industries, Inc., 5.150%, due 03/15/34		$430,000	$378,042
Chevron Corp., 2.355%, due 12/05/22		410,000	391,767
Citigroup, Inc., 0.538%, due 05/31/17[3]	EUR	625,000	677,351
3.875%, due 10/25/23		$500,000	516,767
Coca-Cola Co., 1.800%, due 09/01/16		530,000	533,387
1.875%, due 09/22/26	EUR	305,000	339,092
Comcast Corp., 4.750%, due 03/01/44		$165,000	171,260
ConocoPhillips Co., 2.200%, due 05/15/20		740,000	716,284
CVS Health Corp., 5.125%, due 07/20/45		555,000	584,655
Daimler Finance North America LLC, 2.450%, due 05/18/20[1]		450,000	441,450
Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.821%, due 08/10/22		40,678	46,853
DIRECTV Holdings LLC, 5.000%, due 03/01/21		870,000	938,512
Duke Energy Corp., 3.050%, due 08/15/22		545,000	537,389
Enable Midstream Partners LP, 3.900%, due 05/15/24		335,000	256,262
Energy Transfer Partners LP, 6.050%, due 06/01/41		580,000	452,555
Enterprise Products Operating LLC, 4.850%, due 03/15/44		415,000	335,759
5.200%, due 09/01/20		325,000	341,002
ERAC USA Finance LLC, 5.625%, due 03/15/42[1]		315,000	338,101
ERP Operating LP, 3.375%, due 06/01/25		470,000	465,176
Express Scripts Holding Co., 2.250%, due 06/15/19		465,000	462,310
Exxon Mobil Corp., 1.819%, due 03/15/19		320,000	320,303
3.567%, due 03/06/45		190,000	178,584
Fifth Third Bank, 2.875%, due 10/01/21		545,000	543,090
Five Corners Funding Trust, 4.419%, due 11/15/23[1]		590,000	616,017
Ford Motor Credit Co. LLC, 3.000%, due 06/12/17		1,380,000	1,393,472
Freeport-McMoRan, Inc., 3.550%, due 03/01/22		650,000	377,000
3.875%, due 03/15/23		365,000	208,050

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2015 (unaudited)

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
General Electric Capital Corp., Series A, Class , 4.375%, due 09/16/20		$242,000	$262,821
6.750%, due 03/15/32		357,000	466,469
General Electric Co., 1.875%, due 05/28/27	EUR	320,000	354,035
4.125%, due 10/09/42		$285,000	278,385
General Motors Financial Co., Inc., 3.500%, due 07/10/19		505,000	506,788
Georgia Power Co., 5.400%, due 06/01/40		350,000	368,808
Gilead Sciences, Inc., 2.050%, due 04/01/19		280,000	280,558
3.650%, due 03/01/26		85,000	85,756
4.750%, due 03/01/46		210,000	212,387
4.800%, due 04/01/44		380,000	381,199
Glencore Funding LLC, 2.500%, due 01/15/19[1,5]		500,000	417,500
3.125%, due 04/29/19[1]		230,000	192,050
Goldman Sachs Group, Inc., 1.375%, due 07/26/22	EUR	1,360,000	1,470,472
5.150%, due 05/22/45		$395,000	383,429
Halliburton Co., 3.800%, due 11/15/25		160,000	155,895
5.000%, due 11/15/45		210,000	207,444
Hartford Financial Services Group, Inc., 4.300%, due 04/15/43		305,000	283,853
HCP, Inc., 3.875%, due 08/15/24		460,000	445,840
Illinois Tool Works, Inc., 3.000%, due 05/19/34	EUR	215,000	242,964
Intel Corp., 3.100%, due 07/29/22		$510,000	520,361
International Business Machines Corp., 3.375%, due 08/01/23		560,000	568,856
Jefferies Group LLC, 2.375%, due 05/20/20	EUR	175,000	183,568
JPMorgan Chase & Co., 3.200%, due 01/25/23		$3,235,000	3,226,210
3.875%, due 09/10/24		250,000	248,813
Juniper Networks, Inc., 4.500%, due 03/15/24		370,000	368,438
Kellogg Co., 1.875%, due 11/17/16		380,000	382,476
Kinder Morgan Energy Partners LP, 5.000%, due 10/01/21		320,000	302,129
5.000%, due 03/01/43		575,000	425,939
	Face amount		Value
Kinder Morgan, Inc., 5.625%, due 11/15/23[1]		$220,000	$201,239
Kraft Foods Group, Inc., 5.000%, due 06/04/42		465,000	468,191
Kraft Heinz Foods Co., 4.875%, due 02/15/25[1]		340,000	361,428
Liberty Mutual Group, Inc., 4.250%, due 06/15/23[1]		600,000	610,084
Lincoln National Corp., 4.200%, due 03/15/22		740,000	773,774
Lowe's Cos., Inc., 4.250%, due 09/15/44		505,000	502,190
Marathon Oil Corp., 3.850%, due 06/01/25		370,000	297,841
Marathon Petroleum Corp., 3.625%, due 09/15/24		515,000	480,156
McDonald's Corp., 2.750%, due 12/09/20		310,000	309,847
Medtronic, Inc., 3.150%, due 03/15/22		500,000	505,544
4.000%, due 04/01/43		305,000	283,052
Mellon Capital III, 6.369%, due 09/05/66[3]	GBP	300,000	446,683
Merck & Co., Inc., 1.875%, due 10/15/26	EUR	325,000	362,670
3.700%, due 02/10/45		$160,000	148,765
Metropolitan Life Global Funding I, 1.250%, due 09/17/21	EUR	1,130,000	1,242,211
Microsoft Corp., 2.625%, due 05/02/33		440,000	508,017
3.500%, due 11/15/42		$420,000	372,823
Mondelez International, Inc., 2.375%, due 01/26/21	EUR	830,000	954,591
Monongahela Power Co., 5.400%, due 12/15/43[1]		$260,000	289,579
Monsanto Co., 4.200%, due 07/15/34		380,000	326,895
Morgan Stanley, 2.375%, due 07/23/19		1,550,000	1,545,153
2.650%, due 01/27/20		620,000	618,531
4.350%, due 09/08/26		450,000	451,738
6.375%, due 07/24/42		210,000	259,496
Mosaic Co., 5.450%, due 11/15/33		295,000	298,096
Navient Corp., 6.250%, due 01/25/16		270,000	270,415
NBCUniversal Media LLC, 4.375%, due 04/01/21		1,315,000	1,429,007
Noble Energy, Inc., 5.050%, due 11/15/44		205,000	165,513
Occidental Petroleum Corp., 4.625%, due 06/15/45		205,000	198,700

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2015 (unaudited)

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Concluded)
United States—(Concluded)
Oncor Electric Delivery Co. LLC, 7.000%, due 05/01/32		$196,000	$243,562
PacifiCorp, 6.000%, due 01/15/39		495,000	600,595
Petroleos Mexicanos, 5.500%, due 02/24/25[2]	EUR	355,000	394,862
Pfizer, Inc., 5.200%, due 08/12/20		$485,000	543,278
Philip Morris International, Inc., 4.250%, due 11/10/44		485,000	468,522
Phillips 66, 4.650%, due 11/15/34		235,000	220,148
Phillips 66 Partners LP, 4.680%, due 02/15/45		170,000	125,670
PNC Funding Corp., 2.700%, due 09/19/16		395,000	398,870
PPL Capital Funding, Inc., 4.700%, due 06/01/43		285,000	283,743
Priceline Group, Inc., 2.375%, due 09/23/24	EUR	320,000	342,509
Prudential Financial, Inc., 4.600%, due 05/15/44		$690,000	686,522
Republic Services, Inc., 5.250%, due 11/15/21		830,000	918,061
Reynolds American, Inc., 3.750%, due 05/20/23		155,000	154,744
4.000%, due 06/12/22		185,000	192,447
5.700%, due 08/15/35		125,000	136,951
6.750%, due 06/15/17		595,000	635,191
SABMiller Holdings, Inc., 3.750%, due 01/15/22[1]		590,000	606,844
Schlumberger Holdings Corp., 3.000%, due 12/21/20[1]		380,000	375,147
Sempra Energy, 6.000%, due 10/15/39		430,000	482,175
Southwestern Electric Power Co., 6.200%, due 03/15/40		565,000	665,466
SunTrust Banks, Inc., 1.350%, due 02/15/17		790,000	788,350
2.350%, due 11/01/18		520,000	522,784
Swiss Re Treasury US Corp., 4.250%, due 12/06/42[1]		250,000	235,939
Teachers Insurance & Annuity Association of America, 4.900%, due 09/15/44[1]		295,000	297,966
Thermo Fisher Scientific, Inc., 3.300%, due 02/15/22		155,000	154,709
5.300%, due 02/01/44		175,000	186,825
	Face amount		Value
Time Warner Cable, Inc., 4.500%, due 09/15/42		$315,000	$247,192
5.000%, due 02/01/20		1,030,000	1,090,282
Transocean, Inc., 6.500%, due 11/15/20[5]		1,505,000	1,038,450
6.800%, due 03/15/38[5]		320,000	172,251
Union Pacific Corp., 4.050%, due 11/15/45		240,000	232,201
United Technologies Corp., 1.250%, due 05/22/23	EUR	310,000	334,731
UnitedHealth Group, Inc., 2.700%, due 07/15/20		$250,000	252,717
US Bancorp, 1.650%, due 05/15/17		365,000	366,116
Valero Energy Corp., 6.625%, due 06/15/37		550,000	552,633
Verizon Communications, Inc., 2.625%, due 02/21/20		1,062,000	1,065,897
3.000%, due 11/01/21		240,000	239,410
4.500%, due 09/15/20		525,000	564,142
6.550%, due 09/15/43		1,180,000	1,400,869
Virginia Electric & Power Co., Series A, Class , 6.000%, due 05/15/37		280,000	342,913
Wachovia Corp., 5.750%, due 02/01/18		1,360,000	1,468,884
Walgreens Boots Alliance, Inc., 3.800%, due 11/18/24		450,000	436,918
Waste Management, Inc., 4.100%, due 03/01/45		495,000	460,054
Williams Partners LP, 4.300%, due 03/04/24		495,000	392,437
Xcel Energy, Inc., 4.800%, due 09/15/41		260,000	261,203
Zimmer Biomet Holdings, Inc., 3.150%, due 04/01/22		350,000	344,093
4.450%, due 08/15/45		435,000	399,843
Total United States corporate bonds			79,066,619
Virgin Islands, British: 0.09%
CNPC General Capital Ltd., 3.400%, due 04/16/23[1]		250,000	241,915
Total corporate bonds (cost $185,631,183)			174,213,334
Collateralized debt obligation: 0.00%[6]
Cayman Islands: 0.00%[6]
LNR CDO Ltd., Series 2006-1A, Class FFX, 7.592%, due 05/28/43[7] (cost $8,103,500)		8,000,000	0

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2015 (unaudited)

	Face amount		Value
Bonds—(Concluded)
Mortgage & agency debt security: 0.01%
United States: 0.01%
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-7, Class B11, 2.648%, due 04/25/35[3] (cost $56,946)		$464,731	$25,895
Non-US government obligations: 8.22%
Australia: 6.10%
Commonwealth of Australia, 4.250%, due 07/21/17	AUD	7,482,000	5,634,965
4.500%, due 04/15/20		7,276,000	5,810,522
4.750%, due 06/15/16		6,440,000	4,750,868
			16,196,355
Italy: 1.08%
Buoni Poliennali Del Tesoro, 3.250%, due 09/01/46[1]	EUR	2,350,000	2,853,318
Spain: 1.04%
Kingdom of Spain, 5.150%, due 10/31/44[1]		1,800,000	2,770,652
Total Non-US government obligations (cost $25,581,364)			21,820,325
Total bonds (cost $219,372,993)			196,059,554
	Shares
Short-term investments: 14.80%
Investment company: 5.95%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $15,780,691)		15,780,691	15,780,691
	Face amount	Value
US government obligations: 8.85%
US Treasury Bills 0.095%, due 02/04/16[5,8]	$14,000,000	$13,998,023
0.225%, due 03/31/16[5,8]	9,500,000	9,495,991
Total US government obligations (cost 23,493,400)		23,494,014
Total short-term investments (cost $39,274,091)		39,274,705
	Number of contracts
Options purchased: 2.17%
Call options: 1.49%
EURO STOXX 50 Index, strike @ EUR 3,700.00, expires December 2016	1,612	1,313,880
NIKKEI 225 Index, strike @ JPY 21,000.00, expires December 2016	368	1,867,632
S&P 500 Index, strike @ USD 2,200.00, expires December 2016	139	774,925
		3,956,437
Put options: 0.68%
S&P 500 Index, strike @ USD 1,800.00, expires December 2017	139	1,807,000
Total options purchased (cost $7,954,323)		5,763,437
	Shares
Investment of cash collateral from securities loaned: 0.77%
UBS Private Money Market Fund LLC[9] (cost $2,051,165)	2,051,165	2,051,165
Total investments: 91.60% (cost $268,652,572)		243,148,861
Cash and other assets, less liabilities: 8.40%		22,290,904
Net assets: 100.00%		$265,439,765

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$630,448
Gross unrealized depreciation	(26,134,159)
Net unrealized depreciation of investments	$(25,503,711)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 117. Portfolio footnotes begin on page 22.

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2015 (unaudited)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
CIBC	AUD	27,165,000	USD	19,805,730	03/11/16	$76,689
CIBC	GBP	13,745,000	USD	20,773,643	03/11/16	508,497
CIBC	NZD	25,240,000	USD	16,772,990	03/11/16	(419,031)
CIBC	USD	1,394,792	EUR	1,265,000	03/11/16	(17,718)
JPMCB	CAD	4,165,000	USD	3,110,584	03/11/16	99,994
JPMCB	CHF	5,575,000	USD	5,600,499	03/11/16	18,352
JPMCB	EUR	42,545,000	USD	46,535,466	03/11/16	221,151
JPMCB	JPY	359,500,000	USD	2,931,511	03/11/16	(63,993)
JPMCB	USD	3,122,230	HKD	24,185,000	03/11/16	89
JPMCB	USD	5,950,386	MXN	99,940,000	03/11/16	(179,437)
JPMCB	USD	955,354	SEK	8,090,000	03/11/16	4,866
SSB	KRW	1,282,000,000	USD	1,099,674	03/11/16	8,006
SSB	MYR	24,943,000	USD	5,907,864	03/11/16	126,067
Net unrealized appreciation on forward foreign currency contracts						$383,532

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures sell contracts:
US Ultra Bond, 16 contracts (USD)	March 2016	$(2,528,727)	$(2,539,000)	$(10,273)
5 Year US Treasury Notes, 392 contracts (USD)	March 2016	(46,539,046)	(46,381,562)	157,484
10 Year US Treasury Notes, 380 contracts (USD)	March 2016	(48,081,711)	(47,844,375)	237,336
Index futures buy contracts:
Amsterdam Exchanges Index, 238 contracts (EUR)	January 2016	22,258,359	22,856,591	598,232
EURO STOXX 50 Index, 113 contracts (EUR)	March 2016	4,002,557	4,030,386	27,829
Hong Kong Hang Seng Index China Ent, 177 contracts (HKD)	January 2016	11,138,122	11,082,412	(55,710)
STOXX 600 Banks Index, 1,137 contracts (EUR)	March 2016	11,190,120	11,244,276	54,156
TOPIX Index, 111 contracts (JPY)	March 2016	14,550,209	14,291,152	(259,057)
Index futures sell contracts:
FTSE 100 Index, 148 contracts (GBP)	March 2016	(12,942,548)	(13,522,895)	(580,347)
FTSE China A50 Index, 1,101 contracts (USD)	January 2016	(11,879,434)	(11,527,470)	351,964
S&P 500 Index, 28 contracts (USD)	March 2016	(14,285,578)	(14,247,800)	37,778
Interest rate futures buy contracts:
Canadian Government 10 Year Bond, 16 contracts (CAD)	March 2016	1,598,973	1,630,296	31,323
Interest rate futures sell contracts:
Euro-Bund, 216 contracts (EUR)	March 2016	(37,215,119)	(37,069,825)	145,294
Long Gilt, 208 contracts (GBP)	March 2016	(36,048,278)	(35,805,605)	242,673
Net unrealized appreciation on futures contracts				$978,682

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2015 (unaudited)

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[10]	Payments received by the Fund[10]	Upfront payments	Value	Unrealized appreciation/ (depreciation)
DB	EUR	32,600,000	11/01/21	2.698%	6 month EURIBOR	$—	$(4,754,905)	$(4,754,905)
GSI	EUR	31,200,000	06/21/21	6 month EURIBOR	3.325%	—	5,990,939	5,990,939
						$—	$1,236,034	$1,236,034

Credit default swaps on corporate issues—buy protection11

Counterparty	Referenced obligation[12]	Notional amount		Termination date	Payments made by the Fund[10]	Upfront payments received	Value	Unrealized appreciation/ (depreciation)
BB	METRO AG bond, 3.375%, due 03/01/19	EUR	455,000	06/20/20	1.000%	$2,557	$1,153	$3,710
CITI	HSBC Bank PLC bond, 4.000%, due 01/15/21	EUR	325,000	03/20/20	1.000	8,933	(5,581)	3,352
JPMCB	Bayer AG bond, 5.625%, due 05/23/18	EUR	585,000	03/20/18	1.000	5,713	(11,190)	(5,477)
JPMCB	Pfizer, Inc. bond, 4.650%, due 03/01/18	USD	1,345,000	06/20/20	1.000	47,110	(49,549)	(2,439)
						$64,313	$(65,167)	$(854)

Credit default swaps on corporate issues—sell protection13

Counterparty	Referenced obligation[12]	Notional amount		Termination date	Payments received by the Fund[10]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[14]
CITI	Glencore International AG bond, 6.500%, due 02/27/19	EUR	355,000	06/20/19	1.000%	$16,552	$(78,372)	$(61,820)	8.205%
CITI	Standard Chartered Bank PLC bond, 0.000%, due 10/15/14	EUR	325,000	03/20/20	1.000	(1,030)	(3,632)	(4,662)	1.257
GSI	Freeport-McMoRan, Inc. bond, 3.550%, due 03/01/22	USD	420,000	12/20/19	1.000	16,530	(135,258)	(118,728)	12.581
JPMCB	Lanxess AG bond, 4.125%, due 05/23/18	EUR	595,000	06/20/19	1.000	6,413	11,321	17,734	0.506
JPMCB	Portugal Telecom International Finance B.V. bond, 4.375%, due 03/24/17	EUR	445,000	09/20/19	5.000	(65,656)	(205,476)	(271,132)	35.512
JPMCB	Teck Resources Ltd. bond, 3.150%, due 01/15/17	USD	420,000	12/20/19	1.000	32,833	(183,559)	(150,726)	17.468

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2015 (unaudited)

Credit default swaps on corporate issues—sell protection13—(Concluded)

Counterparty	Referenced obligation[12]	Notional amount		Termination date	Payments received by the Fund[10]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[14]
JPMCB	Teck Resources Ltd. bond, 3.150%, due 01/15/17	USD	90,000	03/20/20	1.000	$6,115	$(40,740)	$(34,625)	17.568
						$11,757	$(635,716)	$(623,959)

Written options activity for the period ended December 31, 2015 was as follows:

	Number of contracts	Premiums received
Options outstanding at June 30, 2015	1,615	$1,155,635
Options written	7,490	7,588,688
Options terminated in closing purchase transactions	(9,105)	(8,744,323)
Options expired prior to exercise	—	—
Options outstanding at December 31, 2015	—	$—

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$174,213,334	$—	$174,213,334
Collateralized debt obligation	—	—	0	0
Mortgage & agency debt security	—	25,895	—	25,895
Non-US government obligations	—	21,820,325	—	21,820,325
Short-term investments	15,780,691	23,494,014	—	39,274,705
Options purchased	5,763,437	—	—	5,763,437
Investment of cash collateral from securities loaned	—	2,051,165	—	2,051,165
Forward foreign currency contracts	—	1,063,711	—	1,063,711
Futures contracts	1,884,069	—	—	1,884,069
Swap agreements	—	6,003,413	—	6,003,413
Total	$23,428,197	$228,671,857	$0	$252,100,054
Liabilities
Forward foreign currency contracts	$—	$(680,179)	$—	$(680,179)
Futures contracts	(905,387)	—	—	(905,387)
Swap agreements	—	(5,468,262)	—	(5,468,262)
Total	$(905,387)	$(6,148,441)	$—	$(7,053,828)

During the period ended December 31, 2015, there were no transfers between Level 1 and Level 2.

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2015 (unaudited)

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period.

	Collateralized debt obligation	Total
Assets
Beginning balance	$0	$0
Purchases	—	—
Issuances	—	—
Sales	—	—
Accrued discounts (premiums)	(1,903)	(1,903)
Total realized gain (loss)	—	—
Change in net unrealized appreciation/depreciation	1,903	1,903
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending balance	$0	$0

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at September 30, 2015 was $(1,903).

Portfolio footnotes

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the value of these securities amounted to $20,064,338 or 7.56% of net assets.

2  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2015, the value of these securities amounted to $24,542,491 or 9.25% of net assets.

3  Variable or floating rate security—The interest rate shown is the current rate as of December 31, 2015 and changes periodically.

4  Perpetual investment. Date shown reflects the next call date.

5  Security, or portion thereof, was on loan at December 31, 2015.

6  Amount represents less than 0.005%.

7  Illiquid investment as of December 31, 2015.

8  Rate shown is the discount rate at the date of purchase.

9  The table below details the Fund's investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/15	Purchases during the six months ended 12/31/15	Sales during the six months ended 12/31/15	Value 12/31/15	Net income earned from affiliate for the six months ended 12/31/15
UBS Cash Management Prime Relationship Fund	$26,421,851	$100,490,025	$126,911,876	$—	$8,639
UBS Private Money Market Fund LLC[a]	1,558,438	5,790,635	5,297,908	2,051,165	185
	$27,980,289	$106,280,660	$132,209,784	$2,051,165	$8,824

a  The Advisor earns a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

10  Payments made or received are based on the notional amount.

11  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2015 (unaudited)

12  Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced obligation.

13  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation.

14  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

See accompanying notes to financial statements.

UBS Global Allocation Fund

Portfolio performance

For the six months ended December 31, 2015, Class A shares of UBS Global Allocation Fund (the "Fund") returned -2.99% (Class A shares returned -8.36% after the deduction of the maximum sales charge), while Class P shares returned -2.81%. In contrast, the Fund's benchmark, the 60% MSCI All Country World Index (net)/40% Citigroup World Government Bond Index (Hedged in USD), returned -2.05% during the same time period. For comparison purposes, the MSCI All Country World Index (net) returned -4.90% and the Citigroup World Government Bond Index (Hedged in USD) returned 1.99% over the same period. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 26. Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund produced a negative absolute return during the reporting period and underperformed the benchmark. Negative performance was primarily due to our active market allocation strategy.

During the review period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. With respect to our active currency strategy, utilizing currency forwards had a direct positive impact on Fund performance. We used a variety of equity and fixed income options, futures and swaps to implement our market allocation strategy. Derivatives were just one tool, among others, that we used to implement our market allocation strategy. These derivatives, in aggregate, detracted from performance during the reporting period.

Portfolio performance summary1

What worked:

•  Certain active equity positions added to performance.

  – The Fund's overweight to North Asian equities relative to broader emerging markets contributed to results over the reporting period. North Asian countries are net importers of oil and are experiencing healthier current account balances.

  – The Fund benefited from a relative value trade of long German equities versus Swedish equities, which outperformed after a sustained dislocation between the two markets.

•  Certain active fixed income positions were positive for results.

  – The Fund's allocation to global corporate bonds added value on a relative basis.

  – The Fund held an overweight position in UK government bonds, which served as a source of yield pick-up within the fixed income holdings.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS Global Allocation Fund

•  Overall, the Fund's active currency positions were additive for performance.

  – The Fund maintained an overweight to the Japanese yen relative to the euro and US dollar. The yen benefited during this volatile time for its perceived safe haven status.

  – The Fund maintained an overweight to the Mexican peso relative to the Malaysian ringgit. Chinese trading partners such as Malaysia suffered amid heightened growth concerns.

•  Overall, the Fund's bottom-up security selection was positive for results.

  – Positive security selection came from within US equities and emerging market equities.

What didn't work:

•  Certain equity trades detracted from performance during the reporting period.

  – An overweight to non-US developed equities—particularly the eurozone and Japan—detracted from performance given concerns surrounding a global growth slowdown and economic linkages with China.

  – The Fund's relative value trade of long Dutch versus UK equities detracted from performance.

•  Certain fixed income allocations were headwinds for results.

  – The Fund's overall underweight to global ex-US bonds detracted from performance. In particular, the Fund's underweight to European bonds and Japanese bonds detracted from returns as global sovereign bonds benefited from heightened risk aversion and underwhelming global economic developments.

  – The Fund's performance was negatively impacted by a short US duration position, as US yields were flat to slightly down across the curve during the reporting period.

•  Certain active currency positions were negative for results relative to the benchmark.

  – The biggest detractor from performance was the Fund's overweight in the Swedish krona over the euro. The Swedish Riksbank cut rates and expanded their quantitative easing program and the euro rebounded from its lows, causing this trade to detract from results.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2015. The views and opinions in the letter were current as of February 16, 2016. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS Global Allocation Fund

Average annual total returns for periods ended 12/31/15 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(2.99)%	(1.95)%	3.56%	3.20%
Class C2	(3.26)	(2.64)	2.79	2.41
Class P3	(2.81)	(1.70)	3.86	3.49
After deducting maximum sales charge
Class A1	(8.36)%	(7.35)%	2.40%	2.62%
Class C2	(4.21)	(3.59)	2.79	2.41
MSCI All Country World Index (net)[4]	(4.90)%	(2.36)%	6.09%	4.76%
Citigroup World Government Bond Index (Hedged in USD)[5]	1.99	1.30	3.93	4.19
60% MSCI All Country World Index (net)/40% Citigroup World Government Bond Index (Hedged in USD)[6]	(2.05)	(0.68)	5.46	4.94

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2015 prospectuses were as follows: Class A—1.39% and 1.39%; Class C—2.17% and 2.17%; Class P—1.11% and 1.11%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, and extraordinary expenses), through the period ending October 27, 2016, do not exceed 1.35% for Class A shares, 2.10% for Class C shares and 1.10% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The MSCI All Country World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The Citigroup World Government Bond Index (Hedged in USD) is an unmanaged market capitalization-weighted index designed to measure the performance of fixed-rate, local currency, investment-grade sovereign bonds with a one-year minimum maturity and is hedged back to the US dollar. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The 60% MSCI All Country World Index (net)/40% Citigroup World Government Bond Index (Hedged in USD) is a unmanaged blended index compiled by the Advisor. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the funds made during the holding periods specified in the prospectus will be eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Global Allocation Fund

Top ten equity holdings (unaudited)1

As of December 31, 2015

Percentage of net assets
Facebook, Inc., Class A	0.9%
Amazon.com, Inc.	0.9
Roche Holding AG	0.9
KDDI Corp.	0.7
Apple, Inc.	0.6
Alphabet, Inc., Class A	0.6
AIA Group Ltd.	0.6
Home Depot, Inc.	0.5
Unilever NV CVA	0.5
Sampo Oyj, Class A	0.5
Total	6.7%

Top ten long-term fixed income holdings (unaudited)1

As of December 31, 2015

Percentage of net assets
Buoni Poliennali Del Tesoro, 3.250%, due 09/01/46	1.0%
Kingdom of Spain, 5.150%, due 10/31/44	0.9
US Treasury Notes, 3.125%, due 04/30/17	0.7
Buoni Poliennali Del Tesoro, 2.500%, due 12/01/24	0.7
New Zealand Government Bond, 4.500%, due 04/15/27	0.7
Bundesobligation, 1.250%, due 10/14/16	0.5
Government of Canada, 1.500%, due 06/01/23	0.5
Kingdom of Spain, 4.800%, due 01/31/24	0.5
Buoni Poliennali Del Tesoro, 2.100%, due 09/15/21	0.4
US Treasury Notes, 1.625%, due 11/15/22	0.4
Total	6.3%

Country exposure by issuer, top five (unaudited)2

As of December 31, 2015

Percentage of net assets
United States	26.6%
Japan	6.1
United Kingdom	5.2
Germany	3.4
Italy	3.4
Total	44.7%

1  Figures represent the direct investments of UBS Global Allocation Fund. Figures may be different if a breakdown of the underlying investment companies was included.

2  Figures represent the direct investments of UBS Global Allocation Fund. If a breakdown of the underlying investment companies was included, the country exposure percentages would be as follows: United States: 30.9%, Japan: 6.1%, United Kingdom: 6.6%, Germany: 3.4%, and Italy: 3.4%.

UBS Global Allocation Fund
Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2015

Common stocks
Aerospace & defense	0.31%
Airlines	1.06
Auto components	0.85
Automobiles	1.19
Banks	4.06
Beverages	0.73
Biotechnology	1.58
Capital markets	0.77
Chemicals	1.40
Communications equipment	0.11
Construction materials	0.38
Consumer finance	0.44
Diversified financial services	1.04
Diversified telecommunication services	0.39
Electric utilities	0.19
Electrical equipment	0.78
Electronic equipment, instruments & components	0.51
Energy equipment & services	0.21
Food & staples retailing	0.14
Food products	1.16
Health care equipment & supplies	0.58
Health care providers & services	0.93
Hotels, restaurants & leisure	1.43
Household durables	0.56
Industrial conglomerates	0.91
Insurance	1.88
Internet & catalog retail	1.40
Internet software & services	2.04
IT services	0.76
Life sciences tools & services	0.41
Machinery	1.10
Marine	0.23
Media	0.94
Metals & mining	0.70
Multiline retail	0.26
Multi-utilities	0.14
Oil, gas & consumable fuels	1.80
Personal products	0.81
Pharmaceuticals	3.01
Professional services	0.17
Real estate investment trust (REIT)	0.84
Real estate management & development	0.31
Road & rail	0.57
Semiconductors & semiconductor equipment	1.41
Software	2.11
Specialty retail	0.99
Technology hardware, storage & peripherals	0.71
Textiles, apparel & luxury goods	0.64%
Tobacco	0.75
Trading companies & distributors	0.42
Wireless telecommunication services	1.27
Total common stocks	47.38%
Bonds
Mortgage & agency debt securities	0.14
US government obligations	3.70
Non-US government obligations	9.62
Total bonds	13.46%
Investment companies
iShares JP Morgan USD Emerging Markets Bond ETF	4.56
UBS Global Corporate Bond Relationship Fund	10.39
UBS-HALO Emerging Markets Equity Relationship Fund	5.95
Total investment companies	20.90%
Short-term investments	14.34
Options purchased	0.35
Investment of cash collateral from securities loaned	5.48
Total investments	101.91%
Liabilities, in excess of cash and other assets	(1.91)
Net assets	100.00%

1  Figures represent the direct investments of UBS Global Allocation Fund. Figures may be different if a breakdown of the underlying investment companies was included.

UBS Global Allocation Fund

Portfolio of investments

December 31, 2015 (unaudited)

	Shares	Value
Common stocks: 47.38%
Australia: 0.42%
Westfield Corp., REIT	273,291	$1,893,889
Austria: 0.36%
Erste Group Bank AG*	50,922	1,599,864
Canada: 1.34%
Canadian Oil Sands Ltd.	104,300	623,373
Canadian Pacific Railway Ltd.	8,717	1,112,289
Husky Energy, Inc.	88,381	914,022
Suncor Energy, Inc.	44,145	1,139,596
Toronto-Dominion Bank	56,100	2,199,078
Total Canada common stocks		5,988,358
China: 0.88%
AIA Group Ltd.	414,517	2,492,435
Jardine Matheson Holdings Ltd.	29,900	1,456,727
Total China common stocks		3,949,162
Denmark: 0.50%
AP Moeller—Maersk A/S, Class B	803	1,049,471
Danske Bank A/S	44,816	1,208,633
Total Denmark common stocks		2,258,104
Finland: 0.51%
Sampo Oyj, Class A	44,516	2,273,755
France: 0.76%
Danone SA	31,065	2,102,566
Schneider Electric SE	22,643	1,293,359
Total France common stocks		3,395,925
Germany: 2.55%
Bayer AG	15,036	1,892,215
Daimler AG	21,960	1,851,449
E.ON SE	62,224	603,931
Fresenius SE & Co. KGaA	26,653	1,910,831
HeidelbergCement AG	15,911	1,307,567
KION Group AG*	26,845	1,342,578
ThyssenKrupp AG	70,069	1,396,545
TUI AG	61,907	1,105,199
Total Germany common stocks		11,410,315
Ireland: 0.94%
Perrigo Co. PLC	4,420	639,574
Ryanair Holdings PLC ADR	19,792	1,711,216
Shire PLC	26,481	1,834,019
Total Ireland common stocks		4,184,809
	Shares	Value
Israel: 0.80%
Check Point Software Technologies Ltd.*	26,300	$2,140,294
Mellanox Technologies Ltd.*	10,700	450,898
Mobileye NV*1	9,671	408,890
Teva Pharmaceutical Industries Ltd. ADR	8,916	585,246
Total Israel common stocks		3,585,328
Italy: 0.87%
Autogrill SpA*	112,267	1,076,094
Banca Mediolanum SpA	145,584	1,156,540
Intesa Sanpaolo SpA	490,368	1,645,618
Total Italy common stocks		3,878,252
Japan: 6.12%
Alps Electric Co., Ltd.	38,800	1,070,111
Hino Motors Ltd.	118,900	1,393,819
Inpex Corp.	123,600	1,219,084
Japan Airlines Co., Ltd.	58,800	2,130,977
KDDI Corp.	117,600	3,085,905
Matsui Securities Co., Ltd.[1]	119,600	1,109,480
Mitsubishi UFJ Financial Group, Inc.	313,800	1,976,605
Mitsui Fudosan Co., Ltd.	4,000	101,701
NGK Spark Plug Co., Ltd.	54,200	1,449,753
Nidec Corp.	18,800	1,382,217
ORIX Corp.	134,700	1,922,525
Shin-Etsu Chemical Co., Ltd.	26,500	1,458,883
Sony Corp.	76,200	1,903,177
Sumitomo Electric Industries Ltd.	91,000	1,305,246
Sumitomo Realty & Development Co., Ltd.	45,000	1,301,011
THK Co., Ltd.	68,700	1,290,608
Toyota Industries Corp.	19,300	1,048,538
Toyota Motor Corp.	36,000	2,242,756
Total Japan common stocks		27,392,396
Netherlands: 0.78%
Heineken NV	24,245	2,075,452
Koninklijke DSM NV	19,388	975,115
NXP Semiconductors NV*	5,062	426,474
Total Netherlands common stocks		3,477,041
Norway: 0.27%
Telenor ASA	72,420	1,213,320
Singapore: 0.28%
Avago Technologies Ltd.	8,540	1,239,581
Spain: 0.90%
Banco Bilbao Vizcaya Argentaria SA	161,809	1,185,026

UBS Global Allocation Fund

Portfolio of investments

December 31, 2015 (unaudited)

	Shares	Value
Common stocks—(Continued)
Spain—(Concluded)
Banco Santander SA	244,705	$1,212,123
Mediaset Espana Comunicacion SA	148,836	1,622,328
Total Spain common stocks		4,019,477
Switzerland: 1.27%
ACE Ltd.	4,700	549,195
Cie Financiere Richemont SA	18,490	1,330,999
Roche Holding AG	13,796	3,807,123
Total Switzerland common stocks		5,687,317
United Kingdom: 4.95%
Aon PLC	5,800	534,818
ARM Holdings PLC	65,053	996,413
Ashtead Group PLC	113,228	1,867,843
Associated British Foods PLC	35,180	1,733,240
Atlassian Corp. PLC, Class A*	6,300	189,504
BP PLC	382,850	1,997,967
HSBC Holdings PLC	286,993	2,268,582
Imperial Tobacco Group PLC	40,424	2,137,305
Lloyds Banking Group PLC	1,597,288	1,720,595
London Stock Exchange Group PLC	41,737	1,688,347
Next PLC	10,774	1,157,873
Noble Corp. PLC[1]	22,300	235,265
Rio Tinto Ltd.	20,298	661,312
Rio Tinto PLC	37,040	1,080,894
Unilever NV CVA	54,854	2,390,763
Vodafone Group PLC	453,963	1,479,003
Total United Kingdom common stocks		22,139,724
United States: 22.88%
Allergan PLC*	7,223	2,257,188
Alnylam Pharmaceuticals, Inc.*	11,223	1,056,533
Alphabet, Inc., Class A*	3,409	2,652,236
Alphabet, Inc., Class C*	2,027	1,538,250
Amazon.com, Inc.*	5,948	4,020,194
American Express Co.	7,868	547,219
AMETEK, Inc.	15,424	826,572
Apple, Inc.	25,371	2,670,552
Arista Networks, Inc.*1	6,191	481,907
Atara Biotherapeutics, Inc.*	10,435	275,588
Best Buy Co., Inc.	15,583	474,502
Bio-Rad Laboratories, Inc., Class A*	3,017	418,337
Carnival PLC	27,455	1,564,731
Catalent, Inc.*	17,792	445,334
Caterpillar, Inc.	9,656	656,222
CBS Corp. (Non-Voting), Class B	17,690	833,730
	Shares	Value
CDW Corp.	9,637	$405,140
Celgene Corp.*	11,710	1,402,390
Charles Schwab Corp.	39,795	1,310,449
Chevron Corp.	2,173	195,483
Chimerix, Inc.*	22,969	205,573
Citigroup, Inc.	25,145	1,301,254
Cobalt International Energy, Inc.*	49,625	267,975
Colfax Corp.*	9,995	233,383
Cooper Cos., Inc.	4,409	591,688
Cornerstone OnDemand, Inc.*	11,932	412,012
Danaher Corp.	15,584	1,447,442
Delta Air Lines, Inc.	17,312	877,545
Digital Realty Trust, Inc., REIT	14,600	1,104,052
Dolby Laboratories, Inc., Class A	11,783	396,498
Dow Chemical Co.	10,229	526,589
Ecolab, Inc.	8,977	1,026,789
Eli Lilly & Co.	7,543	635,573
Envision Healthcare Holdings, Inc.*	19,864	515,868
EOG Resources, Inc.	6,750	477,833
Estee Lauder Cos., Inc., Class A	14,225	1,252,654
Expedia, Inc.	3,647	453,322
Express Scripts Holding Co.*	12,538	1,095,947
Facebook, Inc., Class A*	39,641	4,148,827
First Data Corp., Class A*1	20,042	321,073
General Electric Co.	37,680	1,173,732
General Motors Co.	35,983	1,223,782
Gilead Sciences, Inc.	12,797	1,294,928
Gulfport Energy Corp.*	3,931	96,585
Halliburton Co.	9,833	334,715
HeartWare International, Inc.*1	4,341	218,786
Hertz Global Holdings, Inc.*	19,523	277,812
Home Depot, Inc.	18,399	2,433,268
Impax Laboratories, Inc.*	11,858	507,048
Instructure, Inc.*1	16,945	352,795
Intuitive Surgical, Inc.*	1,862	1,016,950
Invesco Ltd.	15,300	512,244
Jabil Circuit, Inc.	17,160	399,656
Jarden Corp.*	10,860	620,323
JPMorgan Chase & Co.	21,321	1,407,826
Lam Research Corp.	6,368	505,747
Laredo Petroleum, Inc.*1	36,507	291,691
Lexicon Pharmaceuticals, Inc.*1	88,575	1,178,933
Lincoln National Corp.	15,546	781,342
MacroGenics, Inc.*	5,025	155,624
Mallinckrodt PLC*	5,373	400,987
Martin Marietta Materials, Inc.	2,972	405,916
MasterCard, Inc., Class A	11,225	1,092,866
Maxim Integrated Products, Inc.	11,755	446,690
McDermott International, Inc.*	113,967	381,789
McGraw Hill Financial, Inc.	10,608	1,045,737
Medicines Co.*	12,144	453,457
MetLife, Inc.	12,878	620,848

UBS Global Allocation Fund

Portfolio of investments

December 31, 2015 (unaudited)

	Shares	Value
Common stocks—(Concluded)
United States—(Concluded)
Micron Technology, Inc.*	64,137	$908,180
Microsoft Corp.	39,711	2,203,166
Mondelez International, Inc., Class A	30,319	1,359,504
Monsanto Co.	6,895	679,295
Morgan Stanley	16,066	511,059
NextEra Energy, Inc.	8,228	854,807
NIKE, Inc., Class B	24,514	1,532,125
Norfolk Southern Corp.	6,509	550,596
Oasis Petroleum, Inc.*1	34,717	255,864
ON Semiconductor Corp.*	39,770	389,746
PDC Energy, Inc.*	7,060	376,863
pdvWireless, Inc.*	8,800	242,000
pdvWireless, Inc.*2	10,900	299,750
PepsiCo, Inc.	11,808	1,179,855
Philip Morris International, Inc.	13,639	1,199,005
Priceline Group, Inc.*	615	784,094
Qorvo, Inc.*	9,194	467,975
Regulus Therapeutics, Inc.*1	30,807	268,637
salesforce.com, Inc.*	21,271	1,667,646
SBA Communications Corp., Class A*	6,171	648,387
ServiceNow, Inc.*	11,018	953,718
ServiceSource International, Inc.*	59,825	275,793
Sherwin-Williams Co.	6,091	1,581,224
Simon Property Group, Inc., REIT	4,000	777,760
Skyworks Solutions, Inc.	6,127	470,737
SM Energy Co.[1]	9,026	177,451
Starbucks Corp.	27,085	1,625,913
Symantec Corp.	7,441	156,261
Synchrony Financial*	46,665	1,419,083
Thermo Fisher Scientific, Inc.	10,098	1,432,401
Time Warner, Inc.	9,050	585,264
TJX Cos., Inc.	21,484	1,523,430
T-Mobile US, Inc.*	11,392	445,655
TransDigm Group, Inc.*	3,123	713,449
TripAdvisor, Inc.*	11,561	985,575
Union Pacific Corp.	7,766	607,301
United Technologies Corp.	6,971	669,704
UnitedHealth Group, Inc.	5,520	649,373
US Bancorp	10,643	454,137
Verisk Analytics, Inc.*	10,019	770,261
Vertex Pharmaceuticals, Inc.*	9,893	1,244,836
Visa, Inc., Class A	22,063	1,710,986
VMware, Inc., Class A*1	14,735	833,559
Walgreens Boots Alliance, Inc.	7,436	633,213
Walt Disney Co.	10,925	1,147,999
Western Digital Corp.	8,026	481,961
Workday, Inc., Class A*	11,130	886,838
Yum! Brands, Inc.	14,258	1,041,546
	Shares		Value
Zimmer Biomet Holdings, Inc.		7,430	$762,244
Total United States common stocks			102,352,757
Total common stocks (cost $208,316,640)			211,939,374
	Face amount
Bonds: 13.46%
Mortgage & agency debt securities: 0.14%
United States: 0.14%
Federal Home Loan Mortgage Corp. Gold Pools,[3] # G00194, 7.500%, due 02/01/24		$19,295	21,189
Government National Mortgage Association, Series 2001-35, Class AZ, 6.500%, due 08/20/31		524,711	611,921
Total mortgage & agency debt securities (cost $720,824)			633,110
US government obligations: 3.70%
US Treasury Bonds, 2.750%, due 11/15/42		1,050,000	999,034
2.875%, due 05/15/43		915,000	890,279
2.875%, due 08/15/45[1]		470,000	455,588
5.250%, due 11/15/28		195,000	254,809
5.250%, due 02/15/29		360,000	471,683
8.000%, due 11/15/21		935,000	1,249,271
US Treasury Notes, 0.875%, due 10/15/18[1]		810,000	801,156
1.250%, due 11/15/18[1]		1,100,000	1,098,430
1.375%, due 10/31/20		1,695,000	1,665,472
1.625%, due 12/31/19[1]		830,000	830,208
1.625%, due 11/30/20		1,220,000	1,213,086
1.625%, due 11/15/22		1,945,000	1,889,431
2.125%, due 05/15/25[1]		1,420,000	1,401,385
3.125%, due 04/30/17		3,250,000	3,344,624
Total US government obligations (cost $16,620,473)			16,564,456
Non-US government obligations: 9.62%
Australia: 1.14%
Commonwealth of Australia, 4.500%, due 04/15/20	AUD	2,050,000	1,637,104
4.500%, due 04/21/33		2,060,000	1,738,562

UBS Global Allocation Fund

Portfolio of investments

December 31, 2015 (unaudited)

	Face amount		Value
Bonds—(Concluded)
Non-US government obligations—(Concluded)
Australia—(Concluded)
5.500%, due 04/21/23	AUD	2,000,000	$1,734,400
			5,110,066
Canada: 0.49%
Government of Canada, 1.500%, due 06/01/23	CAD	2,950,000	2,180,915
France: 0.52%
Republic of France, 3.250%, due 04/25/16	EUR	620,000	681,222
3.750%, due 04/25/21		1,250,000	1,617,348
			2,298,570
Germany: 0.90%
Bundesobligation, 1.250%, due 10/14/16		2,230,000	2,454,027
Bundesrepublik Deutschland, 3.250%, due 07/04/21		1,225,000	1,566,528
			4,020,555
Ireland: 0.38%
Republic of Ireland, 0.800%, due 03/15/22		1,520,000	1,686,262
Italy: 2.54%
Buoni Poliennali Del Tesoro, 2.100%, due 09/15/21[4,5]		1,632,323	1,974,150
2.500%, due 12/01/24		2,720,000	3,210,350
2.550%, due 09/15/41[5]		532,958	726,032
3.250%, due 09/01/46[2]		13,650,000	4,431,749
4.250%, due 02/01/19[4]		840,000	1,026,467
			11,368,748
New Zealand: 1.64%
New Zealand Government Bond, 2.000%, due 09/20/25	NZD	1,345,630	932,201
3.000%, due 04/15/20		2,440,000	1,674,784
4.500%, due 04/15/27		4,100,000	3,037,621
5.500%, due 04/15/23		2,170,000	1,701,889
			7,346,495
Spain: 1.77%
Kingdom of Spain, 3.300%, due 07/30/16	EUR	570,000	631,094
3.750%, due 10/31/18		920,000	1,099,687
4.800%, due 01/31/24[2]		1,500,000	2,041,637
5.150%, due 10/31/44[2]		2,700,000	4,155,978
			7,928,396
	Face amount		Value
United Kingdom: 0.24%
UK Gilts, 2.000%, due 01/22/16	GBP	735,000	$1,084,487
Total Non-US government obligations (cost $45,732,758)			43,024,494
Total bonds (cost $63,074,055)			60,222,060
	Shares
Investment companies: 20.90%
iShares JP Morgan USD Emerging Markets Bond ETF[1]		192,600	20,373,228
UBS Global Corporate Bond Relationship Fund*6		3,518,546	46,496,184
UBS-HALO Emerging Markets Equity Relationship Fund*6		807,248	26,597,919
Total investment companies (cost $98,148,593)			93,467,331
Short-term investments: 14.34%
Investment company: 13.89%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $62,118,938)		62,118,938	62,118,938
	Face amount
US government obligations: 0.45%
US Treasury Bill 0.206%, due 03/31/16[7] (cost $1,998,969)		$2,000,000	1,999,156
Total short-term investments (cost $64,117,907)			64,118,094
	Number of contracts
Options purchased: 0.35%
Call options: 0.14%
EURO STOXX 50 Index, strike @ EUR 3,500.00, expires March 2016		1,265	560,894
EURO STOXX 50 Index, strike @ EUR 3,775.00, expires March 2016		1,297	71,885
			632,779

UBS Global Allocation Fund

Portfolio of investments

December 31, 2015 (unaudited)

	Number of contracts	Value
Options purchased—(Concluded)
Put options: 0.21%
EURO STOXX 50 Index, strike @ EUR 3,100.00, expires March 2016	1,297	$952,832
Total options purchased (cost $2,334,297)		1,585,611
	Shares	Value
Investment of cash collateral from securities loaned: 5.48%
UBS Private Money Market Fund LLC[6] (cost $24,501,707)	24,501,707	$24,501,707
Total investments: 101.91% (cost $460,493,199)		455,834,177
Liabilities, in excess of cash and other assets: (1.91)%		(8,523,346)
Net assets: 100.00%		$447,310,831

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$20,839,105
Gross unrealized depreciation	(25,498,127)
Net unrealized depreciation of investments	$(4,659,022)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 117. Portfolio footnotes begin on page 35.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	USD	7,893,651	MXN	137,760,000	03/18/16	$57,172
CSI	EUR	29,385,000	USD	32,231,231	03/18/16	236,633
CSI	USD	23,713,076	JPY	2,880,700,000	03/18/16	296,997
GSI	INR	204,950,000	USD	3,018,854	03/18/16	(41,538)
GSI	MYR	37,785,000	USD	8,748,553	03/18/16	(5,742)
GSI	RUB	99,409,826	USD	1,388,599	03/18/16	53,284
JPMCB	AUD	1,165,000	USD	836,732	03/18/16	(9,093)
JPMCB	CAD	895,000	USD	654,881	03/18/16	7,937
JPMCB	CHF	4,385,000	USD	4,452,455	03/18/16	60,499
JPMCB	GBP	4,100,000	USD	6,205,555	03/18/16	160,587
JPMCB	ILS	13,560,000	USD	3,523,103	03/18/16	32,757
JPMCB	NOK	10,910,000	USD	1,252,109	03/18/16	20,446
JPMCB	NZD	24,965,000	USD	16,742,278	03/18/16	(255,352)
JPMCB	USD	1,089,892	PLN	4,335,000	03/18/16	13,627
JPMCB	USD	3,441,665	SGD	4,865,000	03/18/16	(18,882)
SSB	JPY	137,100,000	USD	1,139,759	03/18/16	(2,943)
SSB	SGD	2,555,000	USD	1,809,020	03/18/16	11,443
Net unrealized appreciation on forward foreign currency contracts						$617,832

UBS Global Allocation Fund

Portfolio of investments

December 31, 2015 (unaudited)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Ultra Bond, 58 contracts (USD)	March 2016	$9,139,933	$9,203,875	$63,942
10 Year US Treasury Notes, 665 contracts (USD)	March 2016	83,947,399	83,727,656	(219,743)
US Treasury futures sell contracts:
2 Year US Treasury Notes, 156 contracts (USD)	March 2016	(33,902,191)	(33,888,562)	13,629
Index futures buy contracts:
Amsterdam Exchanges Index, 142 contracts (EUR)	January 2016	13,135,027	13,637,125	502,098
EURO STOXX 50 Index, 686 contracts (EUR)	March 2016	24,008,999	24,467,654	458,655
Hong Kong Hang Seng Index China Ent, 307 contracts (HKD)	January 2016	19,318,663	19,222,037	(96,626)
KOSPI 200 Index, 93 contracts (KRW)	March 2016	9,525,218	9,535,563	10,345
STOXX 600 Banks Index, 905 contracts (EUR)	March 2016	8,906,824	8,949,930	43,106
TOPIX Index, 111 contracts (JPY)	March 2016	14,664,505	14,291,152	(373,353)
Index futures sell contracts:
FTSE 100 Index, 190 contracts (GBP)	March 2016	(16,615,433)	(17,360,473)	(745,040)
FTSE China A50 Index, 1,392 contracts (USD)	January 2016	(15,019,229)	(14,574,240)	444,989
Mini MSCI Emerging Markets Index, 290 contracts (USD)	March 2016	(11,016,230)	(11,418,750)	(402,520)
Interest rate futures sell contracts:
Long Gilt, 315 contracts (GBP)	March 2016	(54,499,003)	(54,224,835)	274,168
Net unrealized depreciation on futures contracts				$(26,350)

Centrally cleared credit default swaps on credit indices—sell protection8

Referenced index[9]	Notional amount		Termination date	Payments received by the Fund[10]	Value	Unrealized depreciation	Credit spread[11]
CDX.NA.HY. Series 24 Index	USD	26,500,000	06/20/20	5.000%	$1,004,243	$(797,128)	4.036%

UBS Global Allocation Fund

Portfolio of investments

December 31, 2015 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$211,639,624	$299,750	$—	$211,939,374
Mortgage & agency debt securities	—	633,110	—	633,110
US government obligations	—	16,564,456	—	16,564,456
Non-US government obligations	—	43,024,494	—	43,024,494
Investment companies	20,373,228	73,094,103	—	93,467,331
Short-term investments	62,118,938	1,999,156	—	64,118,094
Options purchased	1,585,611	—	—	1,585,611
Investment of cash collateral from securities loaned	—	24,501,707	—	24,501,707
Forward foreign currency contracts	—	951,382	—	951,382
Futures contracts	1,810,932	—	—	1,810,932
Swap agreements, at value	—	1,004,243	—	1,004,243
Total	$297,528,333	$162,072,401	$—	$459,600,734
Liabilities
Forward foreign currency contracts	$—	$(333,550)	$—	$(333,550)
Futures contracts	(1,837,282)	—	—	(1,837,282)
Total	$(1,837,282)	$(333,550)	$—	$(2,170,832)

During the period ended December 31, 2015, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at December 31, 2015.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the value of these securities amounted to $10,929,114 or 2.44% of net assets.

3  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

4  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2015, the value of these securities amounted to $3,000,617 or 0.67% of net assets.

5  Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer's country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.

6  The table below details the Fund's investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Funds.

UBS Global Allocation Fund

Portfolio of investments

December 31, 2015 (unaudited)

Security description	Value 06/30/15	Purchases during the six months ended 12/31/15	Sales during the six months ended 12/31/15	Net realized gain during the six months ended 12/31/15	Change in net unrealized appreciation/ (depreciation) during the six months ended 12/31/15	Value 12/31/15	Net income earned from affiliate for the six months ended 12/31/15
UBS Cash Management Prime Relationship Fund	$92,078,493	$100,024,288	$192,102,781	$—	$—	$—	$32,095
UBS Private Money Market Fund LLC[a]	23,131,258	165,048,066	163,677,617			24,501,707	2,586
UBS-HALO Emerging Markets Equity Relationship Fund	30,420,559	—	—	—	(3,822,640)	26,597,919	—
UBS Global Corporate Bond Relationship Fund	51,629,911	—	5,000,000	409,106	(542,833)	46,496,184	—
	$197,260,221	$265,072,354	$360,780,398	$409,106	$(4,365,473)	$97,595,810	$34,681

a  The Advisor earns a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

7  Rate shown is the discount rate at the date of purchase.

8  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the underlying securities comprising the referenced index.

9  Payments to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index.

10  Payments received are based on the notional amount.

11  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

See accompanying notes to financial statements.

UBS Asset Growth Fund

Portfolio performance

For the six months ended December 31, 2015, Class A shares of UBS Asset Growth Fund returned -12.84% (Class A shares fell -17.66% after the deduction of the maximum sales charge), while Class P shares returned -12.83%. The Fund's benchmark, the MSCI World Free Index (net) (the "Index") returned -3.41%. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 39; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund produced a negative return during the reporting period and underperformed the benchmark.

During the reporting period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. With respect to our active currency strategy, the utilization of currency futures had a direct negative impact on Fund performance. Various equity and fixed income futures and exchange traded funds (ETFs) were used to implement our market allocation strategy. Derivatives were just one tool, among others, that we used to implement our market allocation strategy. In aggregate, these derivatives detracted from performance relative to the benchmark during the reporting period.

Portfolio performance summary1

What worked:

•  Certain currency positions generated positive absolute returns.

  – The Fund's short position in the British pound was positive for performance, as the currency depreciated over the reporting period due to soft UK economic data.

  – The Fund's long position in the Japanese yen was additive to performance as the currency benefited from a perceived safe haven currency status during volatile markets over the reporting period.

What didn't work:

•  The Fund's position in fixed income securities was negative for results.

  – The Fund held positions in US credit, both investment grade and high yield, which negatively impacted performance. Credit spreads widened during the reporting period, creating negative price action on corporate credit.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS Asset Growth Fund

•  Certain equity positions detracted from performance.

  – The Fund was hurt by a long position in emerging market equities, which underperformed during the period driven primarily by investor fear concerning a slowdown in Chinese growth.

  – The Fund's long exposure to developed ex-US equities—particularly the eurozone, UK and Japan—detracted from performance given concerns surrounding a global growth slowdown and economic linkages with China.

•  Leverage detracted from the Fund's performance.

  – The Fund maintains a volatility target of 15% or less annually. During the reporting period, market volatility and Fund realized volatility was relatively heightened and, therefore, the Fund's leverage was adjusted throughout the period in an attempt to maintain the Fund's target volatility of 15%. The Fund's leverage ranged from unlevered to 170%. Since the Fund maintained leverage throughout a period where some of its market allocations were negative, leverage detracted from performance.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2015. The views and opinions in the letter were current as of February 16, 2016. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS Asset Growth Fund

Average annual total returns for periods ended 12/31/15 (unaudited)

	6 months	1 year	5 years	Inception[1]
Before deducting maximum sales charge
Class A2	(12.84)%	(9.31)%	1.80%	(0.38)%
Class C3	(13.17)	(10.01)	1.03	(1.12)
Class P4	(12.83)	(9.20)	2.02	(0.14)
After deducting maximum sales charge
Class A2	(17.66)%	(14.33)%	0.66%	(1.04)%
Class C3	(14.04)	(10.91)	1.03	(1.12)
MSCI World Free Index (net)[5]	(3.41)%	(0.87)%	7.59%	2.76%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2015 prospectuses were as follows: Class A—2.49% and 1.61%; Class C—3.27% and 2.36%; Class P—2.26% and 1.36%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 27, 2016, do not exceed 1.40% for Class A shares, 2.15% for Class C shares and 1.15% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, the UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of all share classes of UBS Asset Growth Fund and the index is July 26, 2007.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the funds made during the holding periods specified in the prospectus will be eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Asset Growth Fund

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2015

Investment companies
iShares Emerging Markets Local Currency Bond ETF	1.34%
iShares iBoxx $ High Yield Corporate Bond ETF	14.57
iShares iBoxx $ Investment Grade Corporate Bond ETF	12.97
iShares JP Morgan USD Emerging Markets Bond ETF	1.32
iShares MSCI Switzerland Capped ETF	4.47
iShares TIPS Bond ETF	11.55
SPDR Barclays Convertible Securities ETF	2.47
Total investment companies	48.69%
Short-term investment	49.67
Investment of cash collateral from securities loaned	8.17
Total investments	106.53%
Liabilities, in excess of cash and other assets	(6.53)
Net assets	100.00%

1  Figures represent the direct investments of UBS Asset Growth Fund. Figures may be different if a breakdown of the underlying investment companies was included.

UBS Asset Growth Fund

Portfolio of investments

December 31, 2015 (unaudited)

	Shares	Value
Investment companies: 48.69%
iShares Emerging Markets Local Currency Bond ETF	7,062	$284,705
iShares iBoxx $ High Yield Corporate Bond ETF[1]	38,486	3,101,202
iShares iBoxx $ Investment Grade Corporate Bond ETF	24,226	2,762,006
iShares JP Morgan USD Emerging Markets Bond ETF[1]	2,659	281,269
iShares MSCI Switzerland Capped ETF[1]	30,686	952,494
iShares TIPS Bond ETF	22,408	2,457,709
SPDR Barclays Convertible Securities ETF	12,140	525,419
Total investment companies (cost $10,721,665)		10,364,804
Short-term investment: 49.67%
Investment company: 49.67%
JPMorgan US Government Money Market Fund, Capital Shares (cost $10,574,746)	10,574,746	10,574,746
	Shares	Value
Investment of cash collateral from securities loaned: 8.17%
UBS Private Money Market Fund LLC[2] (cost $1,739,652)	1,739,652	$1,739,652
Total investments: 106.53% (cost $23,036,063)		22,679,202
Liabilities, in excess of cash and other assets: (6.53)%		(1,388,205)
Net assets: 100.00%		$21,290,997

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$—
Gross unrealized depreciation	(356,861)
Net unrealized depreciation of investments	$(356,861)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 117. Portfolio footnotes begin on page 42.

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
Index futures buy contracts:
E-mini S&P 500 Index, 46 contracts (USD)	March 2016	$4,694,059	$4,681,421	$(12,638)
EURO STOXX 50 Index, 116 contracts (EUR)	March 2016	4,043,262	4,137,387	94,125
FTSE 100 Index, 36 contracts (GBP)	March 2016	3,143,687	3,289,353	145,666
Mini MSCI Emerging Markets Index, 90 contracts (USD)	March 2016	3,513,420	3,543,750	30,330
SPI 200 Index, 17 contracts (AUD)	March 2016	1,523,131	1,628,079	104,948
TOPIX Index, 19 contracts (JPY)	March 2016	2,468,712	2,446,233	(22,479)
Currency futures buy contracts:
Australian Dollar, 11 contracts (USD)	March 2016	795,100	799,261	4,161
Euro, 12 contracts (USD)	March 2016	1,630,971	1,632,900	1,929
Great Britain Pound, 19 contracts (USD)	March 2016	1,788,646	1,749,662	(38,984)
Japanese Yen, 4 contracts (USD)	March 2016	406,457	416,625	10,168
Currency futures sell contracts:
Swiss Franc, 6 contracts (USD)	March 2016	(753,814)	(752,400)	1,414
Net unrealized appreciation on futures contracts				$318,640

UBS Asset Growth Fund

Portfolio of investments

December 31, 2015 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Investment companies	$10,364,804	$—	$—	$10,364,804
Short-term investment	10,574,746	—	—	10,574,746
Investment of cash collateral from securities loaned	—	1,739,652	—	1,739,652
Futures contracts	392,741	—	—	392,741
Total	$21,332,291	$1,739,652	$—	$23,071,943
Liabilities
Futures contracts	$(74,101)	$—	$—	$(74,101)

During the period ended December 31, 2015, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1  Security, or portion thereof, was on loan at December 31, 2015.

2  The table below details the Fund's investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/15	Purchases during the six months ended 12/31/15	Sales during the six months ended 12/31/15	Value 12/31/15	Net income earned from affiliate for the six months ended 12/31/15
UBS Cash Management Prime Relationship Fund	$8,911,211	$19,555,567	$28,466,778	$—	$4,232
UBS Private Money Market Fund LLC[a]	4,817,108	20,206,016	23,283,472	1,739,652	246
	$13,728,319	$39,761,583	$51,750,250	$1,739,652	$4,478

a  The Advisor earns a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.

UBS International Sustainable Equity Fund (formerly, UBS Global Sustainable Equity Fund)

Please note: Effective on October 28, 2015, UBS Global Sustainable Equity Fund was renamed UBS International Sustainable Equity Fund, with the fund's benchmark changing from the MSCI World Free Index (net) to the MSCI World Free ex USA Index (net). The fund's investment objective and policies as stated in the fund's prospectus remained the same, as did the portfolio management team and the investment process used for security selection.

Portfolio performance

For the six months ended December 31, 2015, Class A shares of UBS International Sustainable Equity Fund (the "Fund") returned -8.84% (Class A shares returned -13.85% after the deduction of the maximum sales charge), while Class P shares returned -8.71%. The Fund's benchmark, the MSCI World Free ex USA Index (net) (the "Index"), returned -7.07%. The Fund's previous benchmark, the MSCI World Free Index (net) returned -3.41%. (Class P shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 46; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund posted a negative absolute return and underperformed its benchmark during the reporting period, primarily due to stock selection. Sector allocation was also a drag on results, albeit to a lesser extent.

Portfolio performance summary1

What worked

•  Several individual stocks had a positive impact on performance.

  – Ono Pharmaceutical Co., a Japanese pharmaceutical company, was among the Fund's largest contributors to performance during the reporting period. Its shares rallied sharply as a number of its new products performed well, including Opdivo, a treatment for liver cancer. Against this backdrop, a number of analysts upgraded their outlook for the company.

  – Olympus Corp., headquartered in Japan, has a variety of products, including cameras, medical endoscopes and other medical devices. Its shares had been negatively impacted by a corporate scandal, but its new management team has helped to regain confidence in the company. In particular, Olympus has benefited from continued strong results from its endoscopy business and several of its newer cameras have performed well.

  – SAP SE is a German multinational software company that makes enterprise software to manage business operations and customer relations. The company offers a full range of cloud computing solutions that have performed well and helped to boost its share price.

  – KDDI Corp., one of three of Japan's telecommunications companies, was the Fund's largest contributor to performance during the reporting period. Its shares moved higher, driven by increased profit growth due to a decline in competition and, therefore, diminishing marketing costs and increased pricing power. (For additional details, see "Portfolio Highlights.")

•  From a sector allocation perspective, an underweight to energy and an overweight to information technology were the most beneficial to the Fund's relative performance. The Fund's overall sector allocations are a by-product of our bottom-up stock selection process.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS International Sustainable Equity Fund (formerly, UBS Global Sustainable Equity Fund)

What didn't work

•  Stock selection drove the Fund's underperformance during the reporting period.

  – A.P. Moeller-Maersk is a Danish business conglomerate with activities in a variety of business sectors, primarily within the transportation and energy sectors. It was the Fund's largest detractor from results during the reporting period. (For additional details, see "Portfolio Highlights.")

  – Alnylam Pharmaceutical is a US-based biopharmaceutical company that specializes in RNAi therapeutics and gene silencing technology. Its shares were dragged down by negative investor sentiment for the overall biotechnology industry, and we eliminated the Fund's position during the reporting period.

  – Mallinckrodt Pub Ltd Co. is a global specialty biopharmaceutical company. Investor sentiment for the firm was weak given concerns regarding its product line and news stories regarding excessive drug prices. Given these issues and its less attractive new product pipeline, we eliminated the position from the portfolio.

  – Statoil Asa is a multinational oil and gas company headquartered in Norway. It is a fully integrated petroleum company with operations in 36 countries. Its shares were negatively impacted by falling oil prices, which subsequently resulted in Statoil cancelling a number of projects.

•  Sector allocation, overall, was negative for results during the reporting period. An overweight to materials, along with underweights to consumer staples and utilities, were the largest detractors from the Fund's relative performance.

Portfolio highlights

•  KDDI Corp., one of three of Japan's telecommunications companies, was among the Fund's largest contributors to performance during the reporting period. The company provides a full range of services, from fixed-line to cellular, primarily in its domestic market. The company has previously grown its market share through competitive measures, such as product differentiation, and was successful in doing so. However, the competitive landscape has changed, as all three Japanese telecommunication companies have turned their focus away from gaining market share to growing profits. As a result, all three now have virtually undifferentiated offerings. Among the three companies, KDDI is currently trading at the most attractive valuation. Furthermore, as the Japanese telecommunication market becomes less competitive and more oligopolistic, we believe KDDI should see the biggest share price gains as its profitability increases.

•  A.P. Moeller-Maersk operates primarily in transportation and energy. The company's share price has been weak, as it has been adversely affected by falling oil prices, and its container shipping business is currently suffering from oversupply. Trade demand has been weaker than expected, particularly over the last six months. We continue to hold the stock, as we believe it has many opportunities to improve its efficiency in the long term. However, in light of recent market headwinds we trimmed the position.

UBS International Sustainable Equity Fund (formerly, UBS Global Sustainable Equity Fund)

•  Toward the end of the reporting period, we started a new position in Roche, a major pharmaceutical company listed in Switzerland. The company has strong franchises in cancer and diagnostics and has recently started to develop drugs in the area of immune-oncology. Together with Bristol-Myers and Merck, Roche has become the leader in this promising field. Outside of oncology, the company has several promising drugs in development for the treatment of Multiple Sclerosis and Hemophilia, the potential of which we believe is undervalued by the market.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2015. The views and opinions in the letter were current as of February 16, 2016. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS International Sustainable Equity Fund (formerly, UBS Global Sustainable Equity Fund)

Average annual total returns for periods ended 12/31/15 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(8.84)%	(1.34)%	3.10%	3.10%
Class C2	(9.18)	(2.10)	2.33	2.33
Class P3	(8.71)	(1.12)	3.36	3.34
After deducting maximum sales charge
Class A1	(13.85)%	(6.78)%	1.95%	2.52%
Class C2	(10.08)	(3.07)	2.33	2.33
MSCI World Free ex USA Index (net)[4,6]	(7.07)%	(3.04)%	2.79%	2.92%
MSCI World Free Index (net)[5,6]	(3.41)	(0.87)	7.59	4.98

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2015 prospectuses were as follows: Class A—2.47% and 1.25%; Class C—3.23% and 2.00%; Class P—2.21% and 1.00%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), has agreed irrevocably to waive its fees and reimburse certain expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.25% for Class A shares, 2.00% for Class C shares and 1.00% for Class P shares. This fee waiver and expense arrangement may only be amended or terminated by shareholders.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The MSCI World ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the United States. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  Effective October 28, 2015, the MSCI World ex USA Index (net) replaced the MSCI World Free Index (net) as the Fund's primary benchmark index because it more closely aligns with the Fund's investment strategy.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the funds made during the holding periods specified in the prospectus will be eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS International Sustainable Equity Fund (formerly, UBS Global Sustainable Equity Fund)

Top ten equity holdings (unaudited)

As of December 31, 2015

Percentage of net assets
Next PLC	3.1%
Toyota Motor Corp.	3.0
Sumitomo Mitsui Financial Group, Inc.	2.8
Statoil ASA	2.7
Zurich Insurance Group AG	2.2
Berkeley Group Holdings PLC	2.1
Mahindra & Mahindra Ltd. GDR	2.1
NXP Semiconductors NV	2.1
KDDI Corp.	2.1
Koninklijke DSM NV	2.1
Total	24.3%

Country exposure by issuer, top five (unaudited)

As of December 31, 2015

Percentage of net assets
Japan	23.1%
United Kingdom	21.1
Germany	6.0
Norway	5.5
Spain	5.3
Total	61.0%

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2015

Common stocks
Airlines	1.89%
Auto components	1.02
Automobiles	6.19
Banks	12.36
Building products	1.05
Capital markets	0.86
Chemicals	5.85
Construction materials	1.09
Diversified telecommunication services	1.10
Electrical equipment	1.18
Electronic equipment, instruments & components	1.06
Food products	0.97
Health care equipment & supplies	2.78
Household durables	3.11
Household products	2.84
Insurance	7.90
IT services	1.44
Machinery	2.70
Marine	0.88
Media	1.95
Metals & mining	1.69
Multiline retail	3.13
Oil, gas & consumable fuels	2.69
Personal products	3.02
Pharmaceuticals	9.14
Professional services	1.80
Real estate investment trust (REIT)	1.55
Real estate management & development	1.23
Semiconductors & semiconductor equipment	5.21
Software	1.60
Specialty retail	2.01
Technology hardware, storage & peripherals	2.00
Trading companies & distributors	1.26
Wireless telecommunication services	2.09
Total common stocks	96.64%
Short-term investment	2.29
Investment of cash collateral from securities loaned	4.66
Total investments	103.59%
Liabilities, in excess of cash and other assets	(3.59)
Net assets	100.00%

UBS International Sustainable Equity Fund (formerly, UBS Global Sustainable Equity Fund)

Portfolio of investments

December 31, 2015 (unaudited)

	Shares	Value
Common stocks: 96.64%
Australia: 1.55%
Mirvac Group	284,531	$410,529
China: 1.86%
Industrial & Commercial Bank of China Ltd., H Shares	812,000	490,340
Denmark: 1.95%
AP Moeller - Maersk A/S, Class B	178	232,635
Novo Nordisk A/S, Class B	4,868	283,480
Total Denmark common stocks		516,115
France: 5.13%
AXA SA	9,755	267,469
Ingenico Group SA	2,220	281,066
Sanofi	2,611	223,028
Schneider Electric SE	5,486	313,358
Valeo SA	1,736	268,935
Total France common stocks		1,353,856
Germany: 5.98%
Bayerische Motoren Werke AG	2,546	270,129
Carl Zeiss Meditec AG	11,157	346,165
Deutsche Bank AG	9,287	227,337
Infineon Technologies AG	21,378	313,755
SAP SE	5,310	423,450
Total Germany common stocks		1,580,836
Hong Kong: 1.23%
Sun Hung Kai Properties Ltd.	27,000	326,088
India: 4.90%
ICICI Bank Ltd. ADR	45,300	354,699
Infosys Ltd. ADR	22,700	380,225
Mahindra & Mahindra Ltd. GDR	29,200	560,640
Total India common stocks		1,295,564
Indonesia: 1.09%
Indocement Tunggal Prakarsa Tbk PT	177,400	287,302
Ireland: 0.89%
Shire PLC	3,407	235,962
Italy: 2.05%
Intesa Sanpaolo SpA	161,691	542,616
Japan: 23.11%
Astellas Pharma, Inc.	37,800	544,538
Canon, Inc.[1]	17,300	528,953
Fast Retailing Co., Ltd.	1,500	532,135
Kao Corp.	5,300	275,814
	Shares	Value
KDDI Corp.	21,000	$551,055
Olympus Corp.	9,700	387,370
Ono Pharmaceutical Co., Ltd.	2,000	360,914
Panasonic Corp.	25,000	258,018
Shin-Etsu Chemical Co., Ltd.	4,400	242,230
Sumitomo Mitsui Financial Group, Inc.	19,200	735,764
THK Co., Ltd.	13,700	257,370
Tokio Marine Holdings, Inc.	9,400	368,508
Toyota Motor Corp.	12,900	803,654
Unicharm Corp.	12,600	259,663
Total Japan common stocks		6,105,986
Netherlands: 5.13%
ASML Holding NV	2,820	252,986
Koninklijke DSM NV	10,861	546,252
NXP Semiconductors NV*	6,606	556,555
Total Netherlands common stocks		1,355,793
Norway: 5.48%
Norsk Hydro ASA	119,004	445,408
Statoil ASA[1]	50,887	711,136
Telenor ASA	17,334	290,413
Total Norway common stocks		1,446,957
Spain: 5.29%
Banco Bilbao Vizcaya Argentaria SA	61,312	449,025
Banco Santander SA	87,474	433,294
Mediaset Espana Comunicacion SA	47,189	514,365
Total Spain common stocks		1,396,684
Sweden: 2.04%
Assa Abloy AB, Class B	13,161	277,518
Nordea Bank AB	23,640	261,284
Total Sweden common stocks		538,802
Switzerland: 5.06%
Novartis AG	5,270	456,705
Roche Holding AG	1,126	310,729
Zurich Insurance Group AG*	2,210	570,152
Total Switzerland common stocks		1,337,586
Taiwan: 0.97%
Uni-President Enterprises Corp.	153,000	255,722
United Kingdom: 21.05%
ARM Holdings PLC	16,483	252,469
Ashtead Group PLC	20,113	331,790
Aviva PLC	49,238	374,547
Berkeley Group Holdings PLC	10,349	562,660
Capita PLC	26,685	475,215
Croda International PLC	5,827	261,313

UBS International Sustainable Equity Fund (formerly, UBS Global Sustainable Equity Fund)

Portfolio of investments

December 31, 2015 (unaudited)

	Shares	Value
Common stocks—(Concluded)
United Kingdom—(Concluded)
easyJet PLC	19,502	$500,247
Next PLC	7,689	826,331
Prudential PLC	22,409	505,771
Reckitt Benckiser Group PLC	5,305	491,214
Unilever NV CVA	12,002	523,097
Weir Group PLC	31,014	457,208
Total United Kingdom common stocks		5,561,862
United States: 1.88%
LyondellBasell Industries NV, Class A	5,700	495,330
Total common stocks (cost $26,280,741)		25,533,930
	Shares	Value
Short-term investment: 2.29%
Investment company: 2.29%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $604,522)	604,522	$604,522
Investment of cash collateral from securities loaned: 4.66%
UBS Private Money Market Fund LLC[2] (cost $1,229,986)	1,229,986	1,229,986
Total investments: 103.59% (cost $28,115,249)		27,368,438
Liabilities, in excess of cash and other assets: (3.59)%		(948,248)
Net assets: 100.00%		$26,420,190

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$1,162,574
Gross unrealized depreciation	(1,909,385)
Net unrealized depreciation of investments	$(746,811)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 117. Portfolio footnotes begin below.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$25,533,930	$—	$—	$25,533,930
Short-term investment	604,522	—	—	604,522
Investment of cash collateral from securities loaned	—	1,229,986	—	1,229,986
Total	$26,138,452	$1,229,986	$—	$27,368,438

During the period ended December 31, 2015, there were no transfers between Levels 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at December 31, 2015.

2  The table below details the Fund's investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

UBS International Sustainable Equity Fund (formerly, UBS Global Sustainable Equity Fund)

Portfolio of investments

December 31, 2015 (unaudited)

Security description	Value 6/30/15	Purchases during the six months ended 12/31/15	Sales during the six months ended 12/31/15	Value 12/31/15	Net income earned from affiliate for the six months ended 12/31/15
UBS Cash Management Prime Relationship Fund	$608,651	$8,378,569	$8,987,220	$—	$164
UBS Private Money Market Fund LLC[a]	785,656	7,719,738	7,275,408	1,229,986	57
	$1,394,307	$16,098,307	$16,262,628	$1,229,986	$222

a  The Advisor earns a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements

UBS U.S. Large Cap Equity Fund

Portfolio performance

For the six months ended December 31, 2015, Class A shares of UBS U.S. Large Cap Equity Fund (the "Fund") returned -6.50% (Class A shares returned -11.63% after the deduction of the maximum sales charge), while Class P shares returned -6.39%. The Fund's benchmark, the Russell 1000 Index (the "Index"), returned -0.78% over the same time period. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 54; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund underperformed the Index primarily due to stock selection.

Portfolio performance summary1

What worked

•  Amazon.com was the largest positive contributor for the six months ended December 31, 2015, with a gain of 56%. Since the company began disclosing the financial results of its Amazon Web Services segment, it has become clear that Amazon is much more than a web retailer. Amazon dominates the rapidly growing cloud services market. This segment is already profitable for the company and should realize increasing profit margins as it reaches scale.

•  Several stock selection decisions made a significant contribution to Fund performance.

  – Shares of Lexicon Pharmaceuticals, a biopharmaceutical company, traded higher after Lexicon inked a licensing and collaboration deal with Sanofi for its experimental drug developed for the treatment of type 1 and type 2 diabetes. This news followed Lexicon's announcement that another experimental drug met its primary endpoint in a pivotal late-stage trial as a potential treatment for cancer patients with carcinoid syndrome.

  – The Fund was underweight to Apple during the six months. As the stock dropped on concerns over weakness in iPhone orders, it benefited the Fund's relative returns. We gradually reduced the Fund's position in Apple over the course of 2015, fully selling out of the name in the fourth quarter. We believe that exposure to semiconductor component companies is a more attractive way to play the long-term bet on smartphones.

•  An overweight to the consumer staples sector, as well as successful stock selection within the sector, contributed positively to Fund returns.

  – Philip Morris raised its full-year earnings outlook after reporting third-quarter 2015 results that topped Wall Street estimates. Despite weaker-than-expected sales in the European Union, the cigarette company's organic volume, market share and pricing trends remain robust against the background of an improved macroeconomic environment in the region. (For details, see "Portfolio highlights.")

  – The stock price of Mondelez International was up during the six-month period. The snack food giant, which has benefitted from strong category growth in cookies and chocolate worldwide, announced positive progress on its cost reduction initiative and unveiled its strategy to accelerate growth. The company's strengths can be seen in multiple areas, including expanding profit margins and notable return on equity. (For details, see "Portfolio highlights.")

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS U.S. Large Cap Equity Fund

•  The Fund's overweight to the information technology sector also benefited relative returns.

What didn't work

•  The Fund's overweight to health care stocks, as well as certain names within the sector, negatively impacted relative returns. The sector was down overall following a period of heightened volatility, indiscriminate selling and concerns stemming from populist presidential campaign rhetoric.

  – Chimerix, Inc. was the largest stock detractor during the six-month period. The development-stage biotechnology company is working to advance an antiviral treatment for double-stranded DNA viruses. Its stock price plunged in the last week of December 2015 on news that a key Phase 3 trial did not meet its primary endpoint. Though our risk models had fully considered the possibility, it was a major setback for the stock. Despite that, we believe there is great value in the franchise, and that the company now presents a potentially attractive takeover target.

  – Shares of Envision Healthcare Holdings traded lower during the reporting period. The health-care company, which provides physician-led, outsourced medical services, executed poorly on new emergency department contracts. However, the issues appear to be contained and should be fixable over the next several quarters. In addition, we believe the stock was unfairly penalized by a broader sector-wide rotation away from companies that benefit from improving utilization.

•  Several individual stock positions in various industries made a negative contribution to the Fund's returns.

  – Colfax Corporation, an industrial manufacturing and engineering firm, traded lower on concerns about emerging market growth, foreign currency exchange and energy/ infrastructure demand. We expect near-term conditions to remain challenging, but are confident that Colfax has a robust long-term opportunity set for margins to improve. In addition, our research indicates that potential merger and acquisition activity could add value to the company.

  – The decision not to hold Microsoft Corporation was a top detractor, as the stock rose during the fourth quarter of 2015 on stronger-than-expected earnings. Although the market responded positively when the business software and services giant unveiled a suite of new products and opened its first flagship store in New York City, we believe more attractive long-term price/value opportunities exist elsewhere in the technology sector.

  – The stock price of YUM! Brands, the quick-service restaurant company, declined 18% during the six months. We believe the market is undervaluing the long-term franchise value of KFC and Pizza Hut restaurants in China, where unit growth has accelerated in recent years. We continue to hold the stock.

•  The decision not to hold any utilities names detracted from Fund performance, as the sector was up 6% within the benchmark during the six months.

UBS U.S. Large Cap Equity Fund

Portfolio highlights

•  Philip Morris is a leading player in the global cigarette and tobacco market. We believe the market underappreciates the persistence and predictability of the company's cash flows and its returns to shareholders. Philip Morris's regulatory and consumption risk is well-diversified across 180 markets around the globe. The company has proven its ability to accurately model demand for its products in spite of the complexities surrounding regulation, taxation and demographics.

•  Mondelez International manufactures and markets snack food and beverages including cookies, crackers, chocolate, gum, candy, coffee, powdered beverages, and various cheese and grocery products. Cookies and chocolate are experiencing strong category growth in developing markets. We believe Mondelez is well-positioned to benefit from its geographic exposure and strong operations in the BRICS countries (Brazil, Russia, India, China and South Africa) and in next wave markets like Indonesia and the Middle East. In addition, we see potential for restructuring in the company's developed markets business, which represents an attractive opportunity to improve profit margins.

•  PepsiCo is a worldwide food and beverage company with a product portfolio that includes more than 20 billion-dollar brands. We believe the market is mispricing the relative attractiveness of PepsiCo's Frito-Lay business in developed and developing countries, and we see potential for improved pricing in the carbonated soft drink category to offer further upside on the stock.

•  Alnylam Pharmaceuticals is a biotechnology company developing a unique platform technology based on RNA interference (RNAi) science. This technology has the potential to effectively silence disease-causing genes, and while it is still early in development, there have been significant value-creating advances over the past two years. We believe the value of Alnylam's platform technology will rise substantially as scientists continue to discover disease-causing genes at an increasing rate.

•  Praxair produces, sells and distributes atmospheric, process and specialty gases, as well as surface coatings. We believe the company has a high-quality franchise, with local scale and density-based competitive advantages in attractive markets such as North America and Brazil. Praxair's strong management team and culture drive best-in-class operating efficiency and strategic capital deployment. In addition, the company's stable cash-flow profile allows Praxair to issue large amounts of debt cheaply, creating capital deployment arbitrage opportunities.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2015. The views and opinions in the letter were current as of February 16, 2016. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Large Cap Equity Fund

Average annual total returns for periods ended 12/31/15 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(6.50)%	(1.08)%	10.92%	5.52%
Class C2	(6.86)	(1.83)	10.09	4.73
Class P3	(6.39)	(0.83)	11.21	5.79
After deducting maximum sales charge
Class A1	(11.63)%	(6.53)%	9.68%	4.92%
Class C2	(7.79)	(2.81)	10.09	4.73
Russell 1000 Index[4]	(0.78)%	0.92%	12.44%	7.40%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2015 prospectuses were as follows: Class A—1.56% and 1.20%; Class C—2.31% and 1.95%; Class P—1.07% and 0.95%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 27, 2016, do not exceed 1.20% for Class A shares, 1.95% for Class C shares and 0.95% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, the UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Russell 1000 Index is designed to measure the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the funds made during the holding periods specified in the prospectus will be eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS U.S. Large Cap Equity Fund

Top ten equity holdings (unaudited)1

As of December 31, 2015

Percentage of net assets
Philip Morris International, Inc.	3.5%
PepsiCo, Inc.	2.9
JPMorgan Chase & Co.	2.7
Walt Disney Co.	2.6
Citigroup, Inc.	2.3
Mondelez International, Inc., Class A	2.3
Amazon.com, Inc.	2.2
Yum! Brands, Inc.	2.1
US Bancorp	2.0
Walgreens Boots Alliance, Inc.	1.9
Total	24.5%

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2015

Common stocks
Aerospace & defense	1.21%
Automobiles	2.31
Banks	7.04
Beverages	2.90
Biotechnology	4.01
Capital markets	2.24
Chemicals	2.55
Communications equipment	0.68
Consumer finance	1.71
Electronic equipment, instruments & components	2.54
Energy equipment & services	1.45
Food & staples retailing	1.90
Food products	2.30
Health care equipment & supplies	0.48
Health care providers & services	2.82
Hotels, restaurants & leisure	2.14
Household durables	0.79
Insurance	5.45
Internet & catalog retail	3.15
Internet software & services	2.55
IT services	3.03
Life sciences tools & services	0.84
Machinery	1.78
Media	4.74
Oil, gas & consumable fuels	3.84
Pharmaceuticals	8.18
Real estate investment trust (REIT)	3.50
Road & rail	2.72
Semiconductors & semiconductor equipment	7.36
Software	3.70
Specialty retail	0.94
Technology hardware, storage & peripherals	0.98
Tobacco	3.51
Wireless telecommunication services	0.92
Total common stocks	96.26%
Investment company
SPDR S&P 500 ETF Trust	2.35
Short-term investment	1.49
Investment of cash collateral from securities loaned	7.29
Total investments	107.39%
Liabilities, in excess of cash and other assets	(7.39)
Net assets	100.00%

1  Figures represent the direct investments of UBS U.S. Large Cap Equity Fund. Figures may be different if a breakdown of the underlying investment companies was included.

UBS U.S. Large Cap Equity Fund

Portfolio of investments

December 31, 2015 (unaudited)

	Shares	Value
Common stocks: 96.26%
Aerospace & defense: 1.21%
United Technologies Corp.	4,915	$472,184
Automobiles: 2.31%
Ford Motor Co.	24,727	348,403
General Motors Co.	16,248	552,595
		900,998
Banks: 7.04%
Citigroup, Inc.	17,706	916,285
JPMorgan Chase & Co.	16,184	1,068,630
US Bancorp	17,901	763,836
		2,748,751
Beverages: 2.90%
PepsiCo, Inc.	11,322	1,131,294
Biotechnology: 4.01%
Alnylam Pharmaceuticals, Inc.*	6,650	626,031
Atara Biotherapeutics, Inc.*[1]	5,167	136,460
Chimerix, Inc.*	14,109	126,276
Lexicon Pharmaceuticals, Inc.*[1]	40,126	534,077
MacroGenics, Inc.*	1,336	41,376
Regulus Therapeutics, Inc.*[1]	6,601	57,561
TG Therapeutics, Inc.*	3,584	42,757
		1,564,538
Capital markets: 2.24%
Invesco Ltd.	11,300	378,324
Morgan Stanley	15,629	497,158
		875,482
Chemicals: 2.55%
Monsanto Co.	5,532	545,013
Praxair, Inc.	4,381	448,614
		993,627
Communications equipment: 0.68%
Arista Networks, Inc.*[1]	3,423	266,446
Consumer finance: 1.71%
American Express Co.	9,597	667,471
Electronic equipment, instruments & components: 2.54%
CDW Corp.	8,487	356,793
Dolby Laboratories, Inc., Class A	10,289	346,225
Jabil Circuit, Inc.	12,389	288,540
		991,558
	Shares	Value
Energy equipment & services: 1.45%
Halliburton Co.	7,279	$247,777
McDermott International, Inc.*[1]	46,330	155,206
Noble Corp. PLC[1]	15,350	161,942
		564,925
Food & staples retailing: 1.90%
Walgreens Boots Alliance, Inc.	8,696	740,508
Food products: 2.30%
Mondelez International, Inc., Class A	19,989	896,307
Health care equipment & supplies: 0.48%
HeartWare International, Inc.*[1]	3,684	185,674
Health care providers & services: 2.82%
Envision Healthcare Holdings, Inc.*	18,492	480,237
UnitedHealth Group, Inc.	5,289	622,198
		1,102,435
Hotels, restaurants & leisure: 2.14%
Yum! Brands, Inc.	11,455	836,788
Household durables: 0.79%
Lennar Corp., Class A1	6,300	308,133
Insurance: 5.45%
Aflac, Inc.	7,505	449,550
Aon PLC	7,402	682,538
Lincoln National Corp.	8,738	439,172
MetLife, Inc.	11,552	556,922
		2,128,182
Internet & catalog retail: 3.15%
Amazon.com, Inc.*	1,299	877,981
Expedia, Inc.	2,840	353,012
		1,230,993
Internet software & services: 2.55%
Cornerstone OnDemand, Inc.*	8,504	293,643
Facebook, Inc., Class A*	6,718	703,106
		996,749
IT services: 3.03%
First Data Corp., Class A*[1]	14,398	230,656
ServiceSource International, Inc.*	48,509	223,627
Visa, Inc., Class A	9,408	729,590
		1,183,873
Life sciences tools & services: 0.84%
Bio-Rad Laboratories, Inc., Class A*	2,349	325,712

UBS U.S. Large Cap Equity Fund

Portfolio of investments

December 31, 2015 (unaudited)

	Shares	Value
Common stocks—(Concluded)
Machinery: 1.78%
Caterpillar, Inc.	7,589	$515,749
Colfax Corp.*	7,724	180,355
		696,104
Media: 4.74%
CBS Corp. (Non-Voting), Class B	9,577	451,364
Time Warner, Inc.	5,977	386,532
Walt Disney Co.	9,623	1,011,185
		1,849,081
Oil, gas & consumable fuels: 3.84%
Chevron Corp.	3,110	279,776
Cobalt International Energy, Inc.*	30,714	165,856
EOG Resources, Inc.	4,637	328,253
Gulfport Energy Corp.*	4,604	113,120
Laredo Petroleum, Inc.*[1]	20,749	165,784
Oasis Petroleum, Inc.*[1]	18,345	135,203
PDC Energy, Inc.*	4,690	250,352
SM Energy Co.[1]	3,068	60,317
		1,498,661
Pharmaceuticals: 8.18%
Allergan PLC*	1,909	596,563
Catalent, Inc.*	15,756	394,373
Eli Lilly & Co.	6,410	540,107
Impax Laboratories, Inc.*	11,474	490,628
Mallinckrodt PLC*	4,613	344,268
Medicines Co.*	6,251	233,412
Teva Pharmaceutical Industries Ltd. ADR	9,047	593,845
		3,193,196
Real estate investment trust (REIT): 3.50%
Digital Realty Trust, Inc.	8,750	661,675
Simon Property Group, Inc.	3,630	705,817
		1,367,492
Road & rail: 2.72%
Norfolk Southern Corp.	6,129	518,452
Union Pacific Corp.	6,945	543,099
		1,061,551
Semiconductors & semiconductor equipment: 7.36%
Avago Technologies Ltd.	3,180	461,577
Lam Research Corp.	3,818	303,225
Maxim Integrated Products, Inc.	7,316	278,008
Mellanox Technologies Ltd.*	2,200	92,708
	Shares	Value
Micron Technology, Inc.*	35,305	$499,919
NXP Semiconductors NV*	3,221	271,369
ON Semiconductor Corp.*	24,758	242,628
Qorvo, Inc.*	4,784	243,506
Silicon Laboratories, Inc.*	3,857	187,219
Skyworks Solutions, Inc.	3,823	293,721
		2,873,880
Software: 3.70%
Check Point Software Technologies Ltd.*	6,070	493,977
Symantec Corp.	21,784	457,464
VMware, Inc., Class A*[1]	8,725	493,573
		1,445,014
Specialty retail: 0.94%
Best Buy Co., Inc.	11,994	365,217
Technology hardware, storage & peripherals: 0.98%
Western Digital Corp.	6,354	381,558
Tobacco: 3.51%
Philip Morris International, Inc.	15,588	1,370,341
Wireless telecommunication services: 0.92%
T-Mobile US, Inc.*	9,166	358,574
Total common stocks (cost $37,511,444)		37,573,297
Investment company: 2.35%
SPDR S&P 500 ETF Trust (cost $924,720)	4,500	917,505
Short-term investment: 1.49%
Investment company: 1.49%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $580,029)	580,029	580,029
Investment of cash collateral from securities loaned: 7.29%
UBS Private Money Market Fund LLC[2] (cost $2,846,580)	2,846,580	2,846,580
Total investments: 107.39% (cost $41,862,773)		41,917,411
Liabilities, in excess of cash and other assets: (7.39)%		(2,882,782)
Net assets: 100.00%		$39,034,629

UBS U.S. Large Cap Equity Fund

Portfolio of investments

December 31, 2015 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$3,861,519
Gross unrealized depreciation	(3,806,881)
Net unrealized appreciation of investments	$54,638

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 117. Portfolio footnotes begin below.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stock	$37,573,297	$—	$—	$37,573,297
Investment company	917,505	—	—	917,505
Short-term investment	580,029	—	—	580,029
Investment of cash collateral from securities loaned	—	2,846,580	—	2,846,580
Total	$39,070,831	$2,846,580	$—	$41,917,411

During the period ended December 31, 2015, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at December 31, 2015.

2  The table below details the Fund's investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/15	Purchases during the six months ended 12/31/15	Sales during the six months ended 12/31/15	Value 12/31/15	Net income earned from affiliate for the six months ended 12/31/15
UBS Cash Management Prime Relationship Fund	$533,330	$3,713,405	$4,246,735	$—	$144
UBS Private Money Market Fund LLC[a]	1,240,202	13,726,798	12,120,420	2,846,580	269
	$1,773,532	$17,440,203	$16,367,155	$2,846,580	$413

a  The Advisor earns a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund

Portfolio performance

For the six months ended December 31, 2015, Class A shares of UBS U.S. Small Cap Growth Fund (the "Fund") returned -11.92% (Class A shares returned -16.75% after the deduction of the maximum sales charge), while Class P shares returned -11.84%. The Fund's benchmark, the Russell 2000 Growth Index (the "Index"), returned -9.31% over the same time period. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 62; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund underperformed the Index primarily due to stock selection decisions.

Portfolio performance summary1

What worked

•  Several information technology stocks made a positive contribution to Fund returns during the six months ended December 31, 2015.

  – Ultimate Software Group is a leading developer of unified human capital management software-as-a-service (SaaS) solutions for global businesses. The company posted record sales and earnings during the period, sending its shares higher. Ultimate is benefiting from the transformation of its business from a license model to a subscription model that includes a higher percentage of visible recurring revenues.

  – Shares of Integrated Device Technology, a designer, developer and manufacturer of semiconductor products and modules, rose after the company reported earnings that exceeded investor expectations. The announcement that the company would acquire ZDMI, a German component manufacturer, also boosted performance.

  – Heartland Payment Systems, a provider of bank card-based payment processing services to small and medium-sized merchants, outperformed following the announcement that Global Payments would acquire the company for a combination of cash and stock valued at $100 per share.

  – The Fund's position in Proofpoint contributed to relative returns. The company, a global provider of enterprise software solutions focused on e-mail security, data protection, archiving and governance, is taking advantage of a large market opportunity and a benign competitive landscape. (For details, see "Portfolio highlights.")

•  Other individual stock positions were additive for performance over the six-month period.

  – 8x8, Inc. was the Fund's strongest performer during the six months. The provider of voice over internet protocol (VoIP) platforms and hosted internet PBX solutions saw its shares rise after reporting better-than-expected quarterly sales and earnings. The company is successfully shifting its focus toward the enterprise market and away from small to mid-sized businesses. (For details, see "Portfolio highlights.")

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS U.S. Small Cap Growth Fund

  – DexCom is a leading provider of continuous glucose monitoring (CGM) systems for individuals with diabetes. The company saw its shares rise after reporting quarterly revenue that beat consensus estimates by about 10%. In addition, during August 2015, DexCom received FDA approval for its mobile CGM system, which works directly with smartphones. (For details, see "Portfolio highlights.")

What didn't work

•  Several health care names detracted from the Fund's relative returns. Stock selection was particularly challenging within the biotechnology industry, which was one of the worst performing industry groups during the reporting period.

  – LDR Holding Corp. was the Fund's largest negative contributor for the six months. The medical device company focuses on novel and proprietary surgical technologies for the treatment of patients suffering from spine disorders. Shares fell after the company pre-announced sales and earnings for the third quarter that disappointed investors and raised concerns that the company's overall growth profile was slowing.

  – The stock price of Exact Sciences, a molecular diagnostics company focused on the early detection and prevention of colorectal cancer, traded lower during the period. The decline occurred after the U.S. Preventive Services Task Force issued draft recommendations on colon cancer screening that failed to include the company's DNA test.

  – Endologix manufactures endovascular aneurism repair (EVAR) devices used in the treatment of abdominal aortic aneurysms. The company's shares fell after it announced plans to acquire TriVascular Technologies for cash and stock. We sold our position in the stock before the end of the reporting period.

•  Certain consumer discretionary stocks had a negative impact on Fund performance.

  – La Quinta Holdings operates and owns hotels across the US. The company revised its earnings guidance downward during the six-month period. This was followed by the unexpected resignation of La Quinta's CEO. The uncertainty of these developments weighed on the share price, causing the stock to trade lower.

  – The Fund's position in Asbury Automotive, an automotive retailer, detracted from returns. The stock suffered from concerns about Asbury's declining gross profit per new vehicle sold.

•  An overweight to energy stocks hindered the Fund as the sector was punished by declines in the price of crude oil.

UBS U.S. Small Cap Growth Fund

Portfolio highlights

•  8x8, Inc. is one of the leading providers of unified communications as a service. The company's cloud-based solutions provide communications and collaboration on a unified platform that includes voice, video, contact center and desktop. 8x8's solutions allow enterprises to easily deploy and scale their communications platforms as needed without large upfront expenses.

•  Proofpoint is a global provider of enterprise software solutions. The company offers an integrated suite of on-demand solutions that include secure communications, archiving, compliance and cyber security. Proofpoint's software-as-a-service (SaaS) model delivers 95% recurring revenues at greater than 90% renewal rates. The company's main competitor, Postini, was acquired by Google and is in the process of shutting down.

•  DexCom is the leader in the move to switch diabetic patients from episodic finger-stick measurements to continuous glucose sensors. Continuous glucose monitoring (CGM) provides alerts, alarms and trend information to help people better manage their diabetes. There are 400 million people worldwide with diabetes, and over 29 million in the US alone. The market is estimated to grow to approximately 600 million people by 2030. We believe there is considerable room for growth, as CGM is used by less than 10% of Type 1 diabetics and less than 1% of Type 2 diabetics.

•  Acadia Health Care is one of the country's leading operators of behavioral health centers. The company operates 52 facilities in 21 states, up from just six facilities when the current management team took over the company in early 2011. Pricing trends remain favorable, with increases expected across the company's payer sources. Acadia is benefitting from several demographic trends including the aging population and an increased focus on care for adolescents. Acadia's experienced management team has demonstrated an ability to grow through acquisitions, as well as by adding beds to existing facilities. We expect the company to continue to grow revenues at rates in the high single digits.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2015. The views and opinions in the letter were current as of February 16, 2016. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Small Cap Growth Fund

Average annual total returns for periods ended 12/31/15 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(11.92)%	(2.45)%	12.15%	7.51%
Class C2	(12.25)	(3.18)	11.32	6.71
Class P3	(11.84)	(2.26)	12.44	7.79
After deducting maximum sales charge
Class A1	(16.75)%	(7.81)%	10.88%	6.90%
Class C2	(13.04)	(4.05)	11.32	6.71
Russell 2000 Growth Index[4]	(9.31)%	(1.38)%	10.67%	7.95%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2015 prospectuses were as follows: Class A—1.52% and 1.25%; Class C—2.25% and 2.00%; Class P—1.11% and 1.00%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. Effective March 27, 2015, the Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 27, 2016, do not exceed 1.24% for Class A shares, 1.99% for Class C shares and 0.99% for Class P shares; prior to March 27, 2015, the fees were not to exceed 1.40% for Class A shares, 2.15% for Class C shares and 1.15% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, the UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the funds made during the holding periods specified in the prospectus will be eliminated. Please refer to the prospectus for further information.

The Fund invests in IPOs which may have a magnified impact on performance.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS U.S. Small Cap Growth Fund

Top ten equity holdings (unaudited)1

As of December 31, 2015

Percentage of net assets
Imperva, Inc.	3.1%
Proofpoint, Inc.	3.0
Ultimate Software Group, Inc.	2.2
DexCom, Inc.	2.2
Integrated Device Technology, Inc.	2.1
Heartland Payment Systems, Inc.	1.9
8x8, Inc.	1.9
Fleetmatics Group PLC	1.8
Charles River Laboratories International, Inc.	1.7
Hortonworks, Inc.	1.7
Total	21.6%

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2015

Common stocks
Airlines	0.68%
Auto components	1.08
Banks	3.29
Biotechnology	13.41
Building products	0.76
Communications equipment	1.27
Construction & engineering	1.26
Diversified telecommunication services	2.77
Electrical equipment	1.27
Electronic equipment, instruments & components	2.49
Energy equipment & services	0.44
Food products	0.58
Health care equipment & supplies	7.02
Health care providers & services	3.42
Health care technology	0.23
Hotels, restaurants & leisure	5.92
Household durables	1.39
Internet software & services	5.52
IT services	1.94
Life sciences tools & services	1.73
Machinery	0.91
Media	2.76
Metals & mining	0.55
Multiline retail	0.41
Oil, gas & consumable fuels	2.88
Paper & forest products	1.09
Pharmaceuticals	2.31
Professional services	1.19
Real estate investment trust (REIT)	2.10
Road & rail	0.42
Semiconductors & semiconductor equipment	2.06
Software	16.16
Specialty retail	2.93
Thrifts & mortgage finance	1.50
Total common stocks	93.74%
Investment companies
iShares Russell 2000 Growth ETF	3.88
iShares Russell 2000 Index ETF	0.94
Total investment companies	4.82%
Short-term investment	2.19
Investment of cash collateral from securities loaned	9.71
Total investments	110.46%
Liabilities, in excess of cash and other assets	(10.46)
Net assets	100.00%

1  Figures represent the direct investments of UBS U.S. Small Cap Growth Fund. Figures might be different if a breakdown of the underlying investment companies were included.

UBS U.S. Small Cap Growth Fund

Portfolio of investments

December 31, 2015 (unaudited)

	Shares	Value
Common stocks: 93.74%
Airlines: 0.68%
Spirit Airlines, Inc.*	35,046	$1,396,583
Auto components: 1.08%
Tenneco, Inc.*	47,880	2,198,171
Banks: 3.29%
Columbia Banking System, Inc.	77,967	2,534,707
National Bank Holdings Corp., Class A	71,363	1,525,027
Webster Financial Corp.	71,718	2,667,193
		6,726,927
Biotechnology: 13.41%
Acceleron Pharma, Inc.*	51,300	2,501,388
Adaptimmune Therapeutics PLC ADR*[1]	60,955	735,117
Aduro Biotech, Inc.*[1]	57,972	1,631,332
Anacor Pharmaceuticals, Inc.*	9,228	1,042,487
Blueprint Medicines Corp.*	36,036	949,188
Cepheid, Inc.*	55,006	2,009,369
Exact Sciences Corp.*[1]	66,547	614,229
FibroGen, Inc.*	53,099	1,617,927
Juno Therapeutics, Inc.*[1]	34,286	1,507,555
Kite Pharma, Inc.*[1]	25,446	1,567,982
Ligand Pharmaceuticals, Inc.*[1]	26,121	2,832,039
MacroGenics, Inc.*	56,589	1,752,561
Portola Pharmaceuticals, Inc.*	51,584	2,653,997
REGENXBIO, Inc.*[1]	31,485	522,651
Sage Therapeutics, Inc.*	28,052	1,635,432
Sangamo BioSciences, Inc.*[1]	78,281	714,706
Seres Therapeutics, Inc.*[1]	25,122	881,531
Ultragenyx Pharmaceutical, Inc.*	14,155	1,587,908
vTv Therapeutics, Inc., Class A*[1]	95,178	648,162
		27,405,561
Building products: 0.76%
NCI Building Systems, Inc.*	125,195	1,553,670
Communications equipment: 1.27%
Ciena Corp.*	125,156	2,589,478
Construction & engineering: 1.26%
EMCOR Group, Inc.	53,525	2,571,341
Diversified telecommunication services: 2.77%
8x8, Inc.*	332,541	3,807,595
inContact, Inc.*	194,204	1,852,706
		5,660,301
Electrical equipment: 1.27%
EnerSys	46,314	2,590,342
	Shares	Value
Electronic equipment, instruments & components: 2.49%
OSI Systems, Inc.*	30,789	$2,729,753
Universal Display Corp.*	43,150	2,349,086
		5,078,839
Energy equipment & services: 0.44%
Patterson-UTI Energy, Inc.	59,367	895,254
Food products: 0.58%
Blue Buffalo Pet Products, Inc.*[1]	63,794	1,193,586
Health care equipment & supplies: 7.02%
ABIOMED, Inc.*	36,087	3,257,934
DexCom, Inc.*	54,169	4,436,441
K2M Group Holdings, Inc.*	123,177	2,431,514
LDR Holding Corp.*	76,823	1,929,026
Zeltiq Aesthetics, Inc.*[1]	80,331	2,291,843
		14,346,758
Health care providers & services: 3.42%
Acadia Healthcare Co., Inc.*	51,467	3,214,629
MEDNAX, Inc.*	22,978	1,646,603
Team Health Holdings, Inc.*	48,477	2,127,656
		6,988,888
Health care technology: 0.23%
Evolent Health, Inc., Class A*[1]	39,414	477,303
Hotels, restaurants & leisure: 5.92%
Bloomin' Brands, Inc.	127,086	2,146,483
ClubCorp Holdings, Inc.	125,855	2,299,371
Del Frisco's Restaurant Group, Inc.*	113,124	1,812,246
La Quinta Holdings, Inc.*	124,562	1,695,289
Popeyes Louisiana Kitchen, Inc.*	46,004	2,691,234
Wingstop, Inc.*[1]	63,893	1,457,399
		12,102,022
Household durables: 1.39%
CalAtlantic Group, Inc.	75,057	2,846,161
Internet software & services: 5.52%
Apigee Corp.*[1]	183,549	1,473,898
Box, Inc., Class A*[1]	81,990	1,144,580
Hortonworks, Inc.*[1]	154,630	3,386,397
Mimecast Ltd.*	112,118	1,076,333
Shopify, Inc., Class A*[1]	44,801	1,155,866
Wix.com Ltd.*	133,582	3,038,991
		11,276,065
IT services: 1.94%
Heartland Payment Systems, Inc.	41,730	3,956,839

UBS U.S. Small Cap Growth Fund

Portfolio of investments

December 31, 2015 (unaudited)

	Shares	Value
Common stocks—(Concluded)
Life sciences tools & services: 1.73%
Charles River Laboratories International, Inc.*	44,063	$3,542,225
Machinery: 0.91%
Woodward, Inc.	37,544	1,864,435
Media: 2.76%
AMC Entertainment Holdings, Inc., Class A	98,506	2,364,144
IMAX Corp.*[1]	92,110	3,273,589
		5,637,733
Metals & mining: 0.55%
Ferroglobe PLC	104,430	1,122,622
Multiline retail: 0.41%
Ollie's Bargain Outlet Holdings, Inc.*[1]	49,394	840,192
Oil, gas & consumable fuels: 2.88%
Callon Petroleum Co.*	231,227	1,928,433
Diamondback Energy, Inc.	27,142	1,815,800
Matador Resources Co.*	108,321	2,141,506
		5,885,739
Paper & forest products: 1.09%
Boise Cascade Co.*	87,374	2,230,658
Pharmaceuticals: 2.31%
Intersect ENT, Inc.*	84,374	1,898,415
Pacira Pharmaceuticals, Inc.*	36,757	2,822,570
		4,720,985
Professional services: 1.19%
Kforce, Inc.	96,361	2,436,006
Real estate investment trust (REIT): 2.10%
Cousins Properties, Inc.	200,430	1,890,055
Sovran Self Storage, Inc.	22,341	2,397,413
		4,287,468
Road & rail: 0.42%
Saia, Inc.*	38,362	853,554
Semiconductors & semiconductor equipment: 2.06%
Integrated Device Technology, Inc.*	159,559	4,204,380
Software: 16.16%
CyberArk Software Ltd.*[1]	58,222	2,628,141
Fleetmatics Group PLC*	70,437	3,577,495
	Shares	Value
Gigamon, Inc.*	120,229	$3,194,485
Imperva, Inc.*	99,218	6,281,492
Proofpoint, Inc.*	93,650	6,088,187
Qlik Technologies, Inc.*	52,603	1,665,411
Synchronoss Technologies, Inc.*	70,931	2,498,899
Ultimate Software Group, Inc.*	22,885	4,474,246
Workiva, Inc.*[1]	147,990	2,600,184
		33,008,540
Specialty retail: 2.93%
Asbury Automotive Group, Inc.*	39,023	2,631,711
Five Below, Inc.*	46,046	1,478,077
Restoration Hardware Holdings, Inc.*	23,525	1,869,061
		5,978,849
Thrifts & mortgage finance: 1.50%
Essent Group Ltd.*	73,037	1,598,780
EverBank Financial Corp.	91,712	1,465,558
		3,064,338
Total common stocks (cost $175,773,848)		191,531,813
Investment companies: 4.82%
iShares Russell 2000 Growth ETF[1]	56,798	7,918,210
iShares Russell 2000 Index ETF	17,000	1,912,670
Total investment companies (cost $9,878,581)		9,830,880
Short-term investment: 2.19%
Investment company: 2.19%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $4,477,214)	4,477,214	4,477,214
Investment of cash collateral from securities loaned: 9.71%
UBS Private Money Market Fund LLC[2] (cost $19,847,673)	19,847,673	19,847,673
Total investments: 110.46% (cost $209,977,316)		225,687,580
Liabilities, in excess of cash and other assets: (10.46)%		(21,363,313)
Net assets: 100.00%		$204,324,267

UBS U.S. Small Cap Growth Fund

Portfolio of investments

December 31, 2015 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$28,626,894
Gross unrealized depreciation	(12,916,630)
Net unrealized appreciation of investments	$15,710,264

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 117. Portfolio footnotes begin below.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$191,531,813	$—	$—	$191,531,813
Investment companies	9,830,880	—	—	9,830,880
Short-term investment	4,477,214	—	—	4,477,214
Investment of cash collateral from securities loaned	—	19,847,673	—	19,847,673
Total	$205,839,907	$19,847,673	$—	$225,687,580

During the period ended December 31, 2015, there were no transfers between Levels 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at December 31, 2015.

2  The table below details the Fund's investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/15	Purchases during the six months ended 12/31/15	Sales during the six months ended 12/31/15	Value 12/31/15	Net income earned from affiliate for the six months ended 12/31/15
UBS Cash Management Prime Relationship Fund	$10,433,392	$45,877,796	$56,311,188	$—	$2,417
UBS Private Money Market Fund LLC[a]	17,148,414	116,629,705	113,930,446	19,847,673	2,331
	$27,581,806	$162,507,501	$170,241,634	$19,847,673	$4,748

a  The Advisor earns a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.

UBS U.S. Equity Opportunity Fund

Portfolio performance

For the six months ended December 31, 2015, Class A shares of UBS U.S. Equity Opportunity Fund (the "Fund") returned -6.40% (Class A shares returned -11.56% after the deduction of the maximum sales charge), while Class P shares returned -6.29%. The Fund's benchmark, the Russell 1000 Index (the "Index"), returned -0.78% over the same time period. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 70; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund underperformed the Index primarily due to stock selection decisions.

Portfolio performance summary1

What worked

•  Amazon.com was the largest positive contributor for the six months ended December 31, 2015, with a gain of 53%. Since the company began disclosing the financial results of its Amazon Web Services segment, it has become clear that Amazon is much more than a web retailer. Amazon dominates the rapidly growing cloud services market. This segment is already profitable for the company and should realize increasing profit margins as it reaches scale. We continue to have a favorable view of the company, but sold the stock in December to focus on companies that we find more attractive.

•  Several stock selection decisions made a significant contribution to Fund performance.

  – Holding Digital Realty Trust, a real estate investment trust (REIT) specializing in technology-related properties, was positive for performance. The company has been aggressively improving its global datacenter portfolio through new developments and acquisitions, particularly in higher-margin overseas markets. We believe Digital Realty Trust will benefit from improved occupancy levels at higher rents as existing contracts expire and are replaced with more profitable leases.

  – Shares of Lexicon Pharmaceuticals, a biopharmaceutical company, traded higher after Lexicon inked a licensing and collaboration deal with Sanofi for its experimental drug developed for the treatment of type 1 and type 2 diabetes. This news followed Lexicon's announcement that another experimental drug met its primary endpoint in a pivotal late-stage trial as a potential treatment for cancer patients with carcinoid syndrome.

•  An overweight to the consumer staples sector, as well as successful stock selection within the sector, contributed positively to Fund returns.

  – The stock price of Mondelez International was up during the six-month period. The snack food giant, which has benefitted from strong category growth in cookies and chocolate worldwide, announced positive progress on its cost reduction initiative and unveiled its strategy to accelerate growth. The company's strengths can be seen in multiple areas, including expanding profit margins and notable return on equity. (For details, see "Portfolio highlights.")

  – Philip Morris raised its full-year earnings outlook after reporting third-quarter 2015 results that topped Wall Street estimates. Despite weaker-than-expected sales in the European Union, the cigarette company's organic volume, market share and pricing trends remain robust against the background of an improved macroeconomic environment in the region. (For details, see "Portfolio highlights.")

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS U.S. Equity Opportunity Fund

•  The Fund's overweight to the information technology sector also benefited relative returns.

What didn't work

•  The Fund's overweight to health care stocks, as well as certain names within the sector, negatively impacted relative returns. The sector was down overall following a period of heightened volatility, indiscriminate selling and concerns stemming from populist presidential campaign rhetoric.

  – Chimerix, Inc. was the largest stock detractor during the six-month period. The development-stage biotechnology company is working to advance an antiviral treatment for double-stranded DNA viruses. Its stock price plunged in the last week of December 2015 on news that a key Phase 3 trial did not meet its primary endpoint. Though our risk models had fully considered the possibility, it was a major setback for the stock. Despite that, we believe there is great value in the franchise, and that the company now presents a potentially attractive takeover target.

  – Alnylam Pharmaceuticals is the leader in RNA interference (RNAi) science. The company's shares declined 21% during the six-month period, detracting from Fund returns. We believe the field of gene therapy shows considerable promise for treating a wide array of diseases, and that Alnylam is well-positioned within the space. We continue to hold the stock.

•  Several individual stock positions in various industries made negative contributions to the Fund's returns.

  – Colfax Corporation, an industrial manufacturing and engineering firm, traded lower on concerns about emerging market growth, foreign currency exchange and energy/ infrastructure demand. We expect near-term conditions to remain challenging, but are confident that Colfax has a robust long-term opportunity set for margins to improve. In addition, our research indicates that potential merger and acquisition activity could add value to the company.

  – pdvWireless began as a private placement that was intended to fund the potential acquisition of Sprint's wireless spectrum. The goal of the acquisition was to build a nationwide push-to-talk type wireless network and ultimately consolidate non-contiguous spectrum to allow for 4G usage. The original investment was contingent on the deal closing and receiving approval from the Federal Communications Commission (FCC). We continue to hold the stock following the company's IPO.

  – Shares of Laredo Petroleum were down 36% as the energy sector suffered from collapsing oil prices. We believe the long-term outlook for Laredo is strong, as the company is completing excellent wells in the core of the Midland basin and operating in largely contiguous acreage that fits the footprint of larger players in the oil and gas space.

•  The decision not to hold any utilities names detracted from Fund performance, as the sector was up 6% within the benchmark during the six months.

UBS U.S. Equity Opportunity Fund

Portfolio highlights

•  Mondelez International manufactures and markets snack food and beverages including cookies, crackers, chocolate, gum, candy, coffee, powdered beverages, and various cheese and grocery products. We believe Mondelez is well-positioned for growth due to its significant exposure to developing markets. We think there is an opportunity for margin expansion from a rebound in Europe and by leveraging synergies across distribution platforms.

•  Philip Morris is a leading player in the global cigarette and tobacco market. We believe the market underappreciates the persistence and predictability of the company's cash flows and its returns to shareholders. Philip Morris's regulatory and consumption risk is well-diversified across 180 markets around the globe. While governments have an interest in reducing tobacco consumption, they have become reliant on steady tobacco tax flows. Many governments are working with Philip Morris to encourage steady but slow declines in consumption while growing taxation and price revenues.

•  PepsiCo is a worldwide food and beverage company with a product portfolio that includes more than 20 billion-dollar brands. We believe the market is mispricing the relative attractiveness of PepsiCo's Frito-Lay business in developed and developing countries, and we see potential for improved pricing in the carbonated soft drink category to offer further upside on the stock.

•  Alnylam Pharmaceuticals is a biotechnology company developing a unique platform technology based on RNA interference (RNAi) science. This technology has the potential to effectively silence disease-causing genes, and while it is still early in development, there have been significant value-creating advances over the past two years. We believe the value of Alnylam's platform technology will rise substantially as scientists continue to discover disease-causing genes at an increasing rate.

•  We believe credit services firm American Express is in a strong position to take advantage of improving consumer spending volume and credit card loan growth over the next several years. Positive factors include solid global economic growth, improving business travel expenditures, increasing merchant acceptance and increasing share of the underserved market. As a result, American Express should experience strong profitability, earnings growth and cash-flow generation, which will be driven by solid revenue growth, improving operating leverage, manageable credit quality and aggressive capital management.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2015. The views and opinions in the letter were current as of February 16, 2016. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Equity Opportunity Fund

Average annual total returns for periods ended 12/31/15 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(6.40)%	(3.92)%	9.28%	4.10%
Class C2	(6.81)	(4.65)	8.48	3.33
Class P3	(6.29)	(3.64)	9.55	4.39
After deducting maximum sales charge
Class A1	(11.56)%	(9.18)%	8.07%	3.51%
Class C2	(7.74)	(5.60)	8.48	3.33
Russell 1000 Index[4]	(0.78)%	0.92%	12.44%	7.40%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2015 prospectuses were as follows: Class A—1.73% and 1.21%; Class C—2.51% and 1.96%; Class P—1.53% and 0.96%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 27, 2016, do not exceed 1.20% for Class A shares, 1.95% for Class C shares and 0.95% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, the UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Russell 1000 Index is designed to measure the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the funds made during the holding periods specified in the prospectus will be eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS U.S. Equity Opportunity Fund

Top ten equity holdings (unaudited)

As of December 31, 2015

Percentage of net assets
Philip Morris International, Inc.	4.9%
Walgreens Boots Alliance, Inc.	4.8
Digital Realty Trust, Inc.	4.6
Citigroup, Inc.	3.8
American Express Co.	3.7
Mondelez International, Inc., Class A	3.6
Union Pacific Corp.	3.5
MetLife, Inc.	3.2
Facebook, Inc., Class A	3.1
Walt Disney Co.	3.1
Total	38.3%

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2015

Common stocks
Automobiles	3.59%
Banks	3.83
Beverages	3.02
Biotechnology	5.71
Capital markets	1.58
Consumer finance	3.71
Diversified telecommunication services	1.19
Electronic equipment, instruments & components	1.95
Energy equipment & services	1.24
Food & staples retailing	4.80
Food products	3.56
Health care equipment & supplies	0.63
Health care providers & services	2.47
Insurance	5.98
Internet software & services	3.15
IT services	2.18
Life sciences tools & services	2.28
Machinery	3.49
Media	4.34
Oil, gas & consumable fuels	3.67
Pharmaceuticals	6.61
Real estate investment trust (REIT)	4.65
Road & rail	3.47
Semiconductors & semiconductor equipment	4.87
Software	7.35
Specialty retail	1.63
Technology hardware, storage & peripherals	1.17
Tobacco	4.94
Total common stocks	97.06%
Short-term investment	2.95
Investment of cash collateral from securities loaned	6.67
Total investments	106.68%
Liabilities, in excess of cash and other assets	(6.68)
Net assets	100.00%

UBS U.S. Equity Opportunity Fund

Portfolio of investments

December 31, 2015 (unaudited)

	Shares	Value
Common stocks: 97.06%
Automobiles: 3.59%
Ford Motor Co.	59,842	$843,174
General Motors Co.	17,837	606,636
		1,449,810
Banks: 3.83%
Citigroup, Inc.	29,881	1,546,342
Beverages: 3.02%
PepsiCo, Inc.	12,173	1,216,326
Biotechnology: 5.71%
Alnylam Pharmaceuticals, Inc.*	10,584	996,378
Atara Biotherapeutics, Inc.*[1]	8,283	218,754
Chimerix, Inc.*	26,087	233,479
Lexicon Pharmaceuticals, Inc.*[1]	54,249	722,054
MacroGenics, Inc.*	4,318	133,728
		2,304,393
Capital markets: 1.58%
Morgan Stanley	19,999	636,168
Consumer finance: 3.71%
American Express Co.	21,508	1,495,881
Diversified telecommunication services: 1.19%
pdvWireless, Inc.*[2]	17,518	481,745
Electronic equipment, instruments & components: 1.95%
Dolby Laboratories, Inc., Class A	23,425	788,251
Energy equipment & services: 1.24%
McDermott International, Inc.*[1]	149,414	500,537
Food & staples retailing: 4.80%
Walgreens Boots Alliance, Inc.	22,724	1,935,062
Food products: 3.56%
Mondelez International, Inc., Class A	32,065	1,437,795
Health care equipment & supplies: 0.63%
HeartWare International, Inc.*[1]	5,064	255,226
Health care providers & services: 2.47%
Envision Healthcare Holdings, Inc.*	38,293	994,469
Insurance: 5.98%
Lincoln National Corp.	22,429	1,127,282
MetLife, Inc.	26,678	1,286,146
		2,413,428
	Shares	Value
Internet software & services: 3.15%
Facebook, Inc., Class A*	12,133	$1,269,840
IT services: 2.18%
Visa, Inc., Class A	11,335	879,029
Life sciences tools & services: 2.28%
Bio-Rad Laboratories, Inc., Class A*	6,634	919,871
Machinery: 3.49%
Caterpillar, Inc.	11,518	782,763
Colfax Corp.*	26,829	626,457
		1,409,220
Media: 4.34%
CBS Corp. (Non-Voting), Class B	10,240	482,611
Walt Disney Co.	12,049	1,266,109
		1,748,720
Oil, gas & consumable fuels: 3.67%
Cobalt International Energy, Inc.*	81,324	439,150
Laredo Petroleum, Inc.*[1]	69,406	554,554
Oasis Petroleum, Inc.*[1]	66,273	488,432
		1,482,136
Pharmaceuticals: 6.61%
Allergan PLC*	2,753	860,313
Impax Laboratories, Inc.*	21,661	926,224
Mallinckrodt PLC*	11,783	879,365
		2,665,902
Real estate investment trust (REIT): 4.65%
Digital Realty Trust, Inc.	24,800	1,875,376
Road & rail: 3.47%
Union Pacific Corp.	17,908	1,400,406
Semiconductors & semiconductor equipment: 4.87%
Avago Technologies Ltd.	8,025	1,164,829
Micron Technology, Inc.*	56,567	800,989
		1,965,818
Software: 7.35%
Check Point Software Technologies Ltd.*	15,300	1,245,114
Symantec Corp.	25,186	528,906
VMware, Inc., Class A*[1]	21,048	1,190,685
		2,964,705
Specialty retail: 1.63%
Best Buy Co., Inc.	21,567	656,715

UBS U.S. Equity Opportunity Fund

Portfolio of investments

December 31, 2015 (unaudited)

	Shares	Value
Common stocks—(Concluded)
Technology hardware, storage & peripherals: 1.17%
Western Digital Corp.	7,862	$472,113
Tobacco: 4.94%
Philip Morris International, Inc.	22,673	1,993,183
Total common stocks (cost $38,924,545)		39,158,467
Short-term investment: 2.95%
Investment company: 2.95%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $1,192,120)	1,192,120	1,192,120
	Shares	Value
Investment of cash collateral from securities loaned: 6.67%
UBS Private Money Market Fund LLC[3] (cost $2,692,994)	2,692,994	$2,692,994
Total investments: 106.68% (cost $42,809,659)		43,043,581
Liabilities, in excess of cash and other assets: (6.68)%		(2,694,327)
Net assets: 100.00%		$40,349,254

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$3,718,794
Gross unrealized depreciation	(3,484,872)
Net unrealized appreciation of investments	$233,922

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 117. Portfolio footnotes begin below.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$38,676,722	$481,745	$—	$39,158,467
Short-term investment	1,192,120	—	—	1,192,120
Investment of cash collateral from securities loaned	—	2,692,994	—	2,692,994
Total	$39,868,842	$3,174,739	$—	$43,043,581

During the period ended December 31, 2015, there were no transfers between Levels 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at December 31, 2015.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security is considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the value of this security amounted to $481,745 or 1.19% of net assets.

3  The table below details the Fund's investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

UBS U.S. Equity Opportunity Fund

Portfolio of investments

December 31, 2015 (unaudited)

Security description	Value 06/30/15	Purchases during the six months ended 12/31/15	Sales during the six months ended 12/31/15	Value 12/31/15	Net income earned from affiliate for the six months ended 12/31/15
UBS Cash Management Prime Relationship Fund	$398,780	$5,016,757	$5,415,537	$—	$424
UBS Private Money Market Fund LLC[a]	1,331,642	18,651,145	17,289,793	2,692,994	244
	$1,730,422	$23,667,902	$22,705,330	$2,692,994	$668

a  The Advisor earns a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.

UBS Fixed Income Opportunities Fund

Portfolio performance

For the six months ended December 31, 2015, Class A shares of UBS Fixed Income Opportunities Fund (the "Fund") returned -4.33% (Class A shares returned -8.65% after the deduction of the maximum sales charge), while Class P shares returned -4.21%. For comparison purposes, The BofA Merrill Lynch US Dollar 3-Month Deposit Offered Rate Constant Maturity Index (the "Index") returned 0.10% over the same time period. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 77; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund's negative return during the reporting period was driven by a number of factors, including corporate credit, government-related debt, emerging markets debt and duration positioning. These negatives more than offset the positive impact of the Fund's active currency exposure and allocation to collateralized loan obligations ("CLO").

The Fund extensively uses derivatives as part of its investment strategy across global interest rate, credit and currency markets. To facilitate specific duration and yield curve strategies, the Fund utilized different interest rate derivatives, including, but not limited to, futures, options, swaps and swaptions. Credit default swaps, credit default swaptions and, to a more limited extent, total return swaps were used to help implement credit-related investment strategies as part of the Fund's sector allocation and security selection. Lastly, the Fund utilized currency derivatives such as currency forwards, swaps and options as part of its currency management strategy.

While derivatives play a role in the overall portfolio construction process, they are just one of the tools we utilize to manage the Fund's overall risk exposure and to implement the aforementioned strategies. The Fund's active interest rate strategies detracted from performance during the reporting period. Spread management was negative overall for performance, but some spread products contributed to results. "Spread" is the difference between yields paid on a government bond (such as US Treasuries) and a security of a different quality, but with the same or similar maturity. When spreads widen, it implies that the market is factoring in greater risk of default for the lower-rated security; conversely, when spreads tighten, the market is factoring in less risk. Such movements in spreads generally result in changes in market prices for such securities. Currency positioning contributed to results during the reporting period.

Portfolio performance summary1

What worked:

•  The Fund's active currency exposure was positive for results during the reporting period.

  • The Fund's active currency positioning for both developed market currencies and emerging market currencies added to performance. The Fund generally held a long exposure to the US dollar but diversified both long and short currency exposures during the reporting period. Other long exposures included the Swedish krona, Norwegian krone, Japanese yen and Indian rupee. Short currency exposures held at times during the reporting period included the Australian dollar, Singapore dollar, euro, Swiss franc, Chinese yuan, Canadian dollar and Japanese yen.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS Fixed Income Opportunities Fund

•  Collateralized debt contributed to performance.

  • The Fund's holdings of CLOs was beneficial for results as they outperformed other spread products.

•  Credit beta hedging also contributed to performance.

  • Credit spreads in most sectors widened during the reporting period. Against this backdrop, the Fund's utilization of beta hedging for spread management was additive to performance.

What didn't work:

•  The Fund's allocation to corporate credit was negative for performance.

  • The Fund's allocation to both investment grade and high yield corporate debt was negative for performance, as corporate spreads widened during the reporting period.

  • Security selection of commodity-related credit detracted from results as the continued decline in commodity prices led to weak results. Security selection in high yield corporate credit, in particular, underperformed due to the further declines in the price of oil. The negative performance from security selection was partially offset by beta index hedging.

•  The Fund's allocation to emerging markets debt detracted from performance.

  • Security selection in emerging market debt was also a negative for performance during the reporting period, driven by the declines in commodity prices and concerns over global growth.

•  Interest rate strategies were negative for performance during the reporting period.

  • The Fund was generally positioned for higher US interest rates and higher volatility in US interest rate markets. The Fund also at times had long exposures to the Australian and New Zealand interest rate markets, which were headwinds for performance.

  • Interest rate strategies were negative for results for the first half of the reporting period as interest rates in the US declined. However, interest rate strategies were additive to performance during the second half of the period as interest rates in the US increased leading up to the December US Federal Reserve meeting and the first rate hike by the US central bank since 2006.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2015. The views and opinions in the letter were current as of February 16, 2016. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS Fixed Income Opportunities Fund

Average annual total returns for periods ended 12/31/15 (unaudited)

	6 months	1 year	5 years	Inception[1]
Before deducting maximum sales charge
Class A2	(4.33)%	(2.48)%	(0.12)%	0.32%
Class C3	(4.48)	(2.90)	(0.61)	(0.19)
Class P4	(4.21)	(2.23)	0.12	0.58
After deducting maximum sales charge
Class A2	(8.65)%	(6.85)%	(1.03)%	(0.58)%
Class C3	(5.20)	(3.62)	(0.61)	(0.19)
BofA Merrill Lynch US Dollar 3-Month Deposit Offered Rate Constant Maturity Index[5]	0.10%	0.23%	0.31%	0.31%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2015 prospectuses were as follows: Class A—1.90% and 1.01%; Class C—2.48% and 1.51%; Class P—1.70% and 0.76%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 27, 2016, do not exceed 0.95% for Class A shares, 1.45% for Class C shares and 0.70% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, the UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of all shares of UBS Fixed Income Opportunities Fund and the index is November 29, 2010.

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The BofA Merrill Lynch US Dollar 3-Month Deposit Offered Rate Constant Maturity Index (formerly BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index) is designed to track the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day's fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the funds made during the holding periods specified in the prospectus will be eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Fixed Income Opportunities Fund

Top ten long-term fixed income holdings (unaudited)

As of December 31, 2015

Percentage of net assets
US Treasury Notes, 1.750%, due 05/15/22	12.4%
US Treasury Inflation Indexed Note (TIPS), 0.125%, due 04/15/20	4.9
US Treasury Notes, 2.125%, due 05/15/25	4.7
US Treasury Notes, 1.625%, due 11/30/20	2.4
Citigroup, Inc., 6.300%, due 05/15/24	2.1
Royal Bank of Scotland Group PLC, 6.100%, due 06/10/23	2.1
US Treasury Inflation Indexed Bond (TIPS), 0.750%, due 02/15/45	2.1
Barclays Bank PLC, 4.375%, due 09/11/24	2.0
Lloyds Bank PLC, 6.500%, due 03/24/20	2.0
Republic of Croatia, 6.250%, due 04/27/17	2.0
Total	36.7%

Country exposure by issuer, top five (unaudited)

As of December 31, 2015

Percentage of net assets
United States	64.8%
United Kingdom	6.6
Croatia	2.9
Norway	2.1
Germany	1.8
Total	78.2%

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2015

Bonds
Corporate bonds
Banks	16.09%
Building products	0.31
Capital markets	1.09
Chemicals	1.75
Commercial services & supplies	1.15
Construction materials	1.74
Consumer finance	1.98
Diversified financial services	1.82
Diversified telecommunication services	2.80
Energy equipment & services	0.41
Food & staples retailing	2.08
Gas utilities	0.76
Hotels, restaurants & leisure	1.54
Household durables	1.51
Insurance	6.94
Machinery	1.06
Media	2.41
Metals & mining	0.76
Oil, gas & consumable fuels	4.04
Real estate investment trust (REIT)	0.40
Real estate management & development	0.49
Technology hardware, storage & peripherals	0.32
Thrifts & mortgage finance	0.61
Trading companies & distributors	0.38
Total corporate bonds	52.44%
Asset-backed securities	0.80
Collateralized debt obligations	2.91
Commercial mortgage-backed security	0.73
Mortgage & agency debt securities	1.32
Municipal bonds	3.41
US government obligations	27.89
Non-US government obligations	3.64
Total bonds	93.14%
Short-term investments	2.27
Options purchased	1.83
Total investments	97.24%
Cash and other assets, less liabilities	2.76
Net assets	100.00%

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2015 (unaudited)

	Face amount		Value
Bonds: 93.14%
Corporate bonds: 52.44%
Australia: 1.05%
Crown Group Finance Ltd., 5.750%, due 07/18/17	AUD	370,000	$277,818
Brazil: 0.93%
Caixa Economica Federal, 2.375%, due 11/06/17[1]		$195,000	178,425
Petrobras Global Finance BV, 5.375%, due 01/27/21		90,000	66,731
Total Brazil corporate bonds			245,156
Canada: 1.16%
NOVA Chemicals Corp., 5.250%, due 08/01/23[1]		310,000	306,900
China: 0.76%
China Oil & Gas Group Ltd., 5.250%, due 04/25/18[1]		210,000	200,485
Croatia: 0.92%
Agrokor DD, 8.875%, due 02/01/20[1]		230,000	243,800
France: 1.35%
Credit Agricole SA, 7.875%, due 01/23/24[1,2,3]		350,000	357,875
Germany: 1.77%
HeidelbergCement Finance BV, 8.500%, due 10/31/19[4]	EUR	200,000	270,307
Unitymedia GmbH Kabel BW, 6.125%, due 01/15/25[1]		$200,000	197,630
Total Germany corporate bonds			467,937
Ireland: 1.25%
Bank of Ireland, 10.000%, due 07/30/16	EUR	100,000	112,925
XL Group PLC, Series E, 6.500%, due 04/15/17[2,3]		$300,000	217,875
Total Ireland corporate bonds			330,800
Luxembourg: 1.66%
ArcelorMittal, 6.500%, due 03/01/21		250,000	201,222
Intelsat Jackson Holdings SA, 7.500%, due 04/01/21		275,000	239,250
Total Luxembourg corporate bonds			440,472
	Face amount		Value
Malaysia: 0.75%
SSG Resources Ltd., 4.250%, due 10/04/22[4]		$200,000	$200,089
Mexico: 1.22%
Cemex SAB de CV, 5.875%, due 03/25/19[1]		200,000	190,000
Petroleos Mexicanos, 6.625%, due 06/15/35		150,000	133,875
Total Mexico corporate bonds			323,875
Netherlands: 0.59%
Basell Finance Co. BV, 8.100%, due 03/15/27[1]		125,000	155,992
Norway: 2.05%
Eksportfinans ASA, 5.500%, due 05/25/16		280,000	283,520
5.500%, due 06/26/17		250,000	259,985
Total Norway corporate bonds			543,505
Portugal: 1.07%
EDP Finance BV, 4.900%, due 10/01/19[1]		275,000	283,196
Singapore: 0.78%
Olam International Ltd., 5.750%, due 09/20/17		200,000	206,500
Switzerland: 0.75%
Credit Suisse Group AG, 6.250%, due 12/18/24[1,2,3]		200,000	199,850
United Kingdom: 6.63%
Barclays Bank PLC, 4.375%, due 09/11/24		550,000	537,801
Lloyds Bank PLC, 6.500%, due 03/24/20[4]	EUR	400,000	525,937
Pension Insurance Corp. PLC, 6.500%, due 07/03/24[4]	GBP	100,000	143,750
Royal Bank of Scotland Group PLC, 6.100%, due 06/10/23		$510,000	548,211
Total United Kingdom corporate bonds			1,755,699
United States: 27.75%
ADT Corp., 3.500%, due 07/15/22		340,000	304,300
Allstate Corp., 5.750%, due 08/15/53[2]		400,000	411,200

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2015 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Concluded)
United States—(Concluded)
Ally Financial, Inc., 3.500%, due 01/27/19	$150,000	$147,938
Bank of America Corp., 4.000%, due 01/22/25	450,000	440,881
CalAtlantic Group, Inc., 6.250%, due 12/15/21	80,000	85,400
6.625%, due 05/01/20	80,000	87,200
Case New Holland Industrial, Inc., 7.875%, due 12/01/17	265,000	280,238
CCO Safari II LLC, 6.484%, due 10/23/45[1]	150,000	150,053
Citigroup, Inc., Series M, 6.300%, due 05/15/24[2,3]	575,000	560,625
DISH DBS Corp., 7.875%, due 09/01/19	265,000	288,188
DR Horton, Inc., 4.000%, due 02/15/20	119,000	119,678
Frontier Communications Corp., 7.125%, due 01/15/23	250,000	215,625
General Motors Financial Co., Inc., 3.000%, due 09/25/17	140,000	140,475
4.750%, due 08/15/17	150,000	155,473
Host Hotels & Resorts LP, Series E, 4.000%, due 06/15/25	110,000	105,485
International Lease Finance Corp., 5.750%, due 05/15/16	100,000	101,375
Kinder Morgan Finance Co. LLC, 5.700%, due 01/05/16	210,000	210,104
Kinder Morgan, Inc., 7.250%, due 06/01/18	275,000	285,545
Lennar Corp., 4.750%, due 05/30/25	110,000	107,525
MetLife, Inc., 6.400%, due 12/15/36	445,000	486,163
Morgan Stanley, Series J, 5.550%, due 07/15/20[2,3]	90,000	90,000
PNC Preferred Funding Trust I, 2.162%, due 03/15/17[1,2,3]	400,000	356,000
Prudential Financial, Inc., 5.200%, due 03/15/44[2]	385,000	371,718
5.875%, due 09/15/42[2]	200,000	207,900
Quicken Loans, Inc., 5.750%, due 05/01/25[1]	170,000	161,925
Realogy Group LLC / Sunshine Group Florida Ltd., 3.375%, due 05/01/16[1]	130,000	130,402
	Face amount		Value
Regency Energy Partners LP, 5.500%, due 04/15/23		$160,000	$143,867
Sabine Pass Liquefaction LLC, 6.250%, due 03/15/22		250,000	231,250
Schlumberger Holdings Corp., 4.000%, due 12/21/25[1]		50,000	49,365
Seagate HDD Cayman, 5.750%, due 12/01/34[1]		120,000	83,971
Starwood Hotels & Resorts Worldwide, Inc., 3.750%, due 03/15/25		60,000	58,757
4.500%, due 10/01/34		80,000	72,076
Synchrony Financial, 4.500%, due 07/23/25		80,000	79,853
Transocean, Inc., 6.800%, due 03/15/38		110,000	59,211
USG Corp., 5.875%, due 11/01/21[1]		80,000	83,200
Virgin Media Secured Finance PLC, 6.000%, due 04/15/21[1]	GBP	189,000	287,735
Wells Fargo & Co., 4.900%, due 11/17/45		$100,000	100,931
Whole Foods Market, Inc., 5.200%, due 12/03/25[1]		100,000	99,909
Total United States corporate bonds			7,351,541
Total corporate bonds (cost $14,485,024)			13,891,490
Asset-backed securities: 0.80%
United States: 0.80%
AmeriCredit Automobile Receivables Trust, Series 2011-5, Class D, 5.050%, due 12/08/17		60,000	60,580
Santander Drive Auto Receivables Trust, Series 2012-2, Class D, 3.870%, due 02/15/18		150,000	151,624
Total asset-backed securities (cost $212,539)			212,204
Collateralized debt obligations: 2.91%
United States: 2.91%
Apidos XIV CLO, Series 2013-14A, Class C1, 3.170%, due 04/15/25[1,2]		300,000	293,250
Ares XXVII CLO Ltd., Series 2013-2A, Class C, 3.073%, due 07/28/25[1,2]		500,000	478,750
Total collateralized debt obligations (cost $780,382)			772,000

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2015 (unaudited)

	Face amount	Value
Bonds—(Concluded)
Commercial mortgage-backed security: 0.73%
United States: 0.73%
BXHTL Mortgage Trust, Series 2015-JWRZ, Class GL2, 4.019%, due 05/15/29[1,2] (cost $199,000)	$200,000	$193,041
Mortgage & agency debt securities: 1.32%
United States: 1.32%
Federal Home Loan Mortgage Corp. REMIC, IO,[5] 3.000%, due 05/15/27	890,286	80,215
Federal National Mortgage Association REMIC, IO,[5] Series 2013-87, Class IW, 2.500%, due 06/25/28	2,943,584	269,722
Total mortgage & agency debt securities (cost $366,946)		349,937
Municipal bonds: 3.41%
City of Chicago, GO Bonds, Series B, 7.750%, due 01/01/42	180,000	178,879
State of California, GO Bonds, 7.300%, due 10/01/39	250,000	349,315
State of Illinois, GO Bonds, 5.665%, due 03/01/18	355,000	374,152
Total municipal bonds (cost $806,335)		902,346
US government obligations: 27.89%
US Treasury Bonds, PO, 3.123%, due 08/15/42	150,000	65,583
US Treasury Inflation Indexed Bond (TIPS), 0.750%, due 02/15/45[6]	625,000	548,054
US Treasury Inflation Indexed Note (TIPS), 0.125%, due 04/15/20[6]	1,300,000	1,302,525
US Treasury Notes, 1.375%, due 09/30/20	300,000	294,889
1.625%, due 11/30/20	650,000	646,316
1.750%, due 05/15/22	3,350,000	3,295,512
2.125%, due 05/15/25[7]	1,250,000	1,233,614
Total US government obligations (cost $7,397,513)		7,386,493
Non-US government obligations: 3.64%
Croatia: 1.96%
Republic of Croatia, 6.250%, due 04/27/17[4]	500,000	518,000
	Face amount		Value
Cyprus: 0.34%
Republic of Cyprus, 3.875%, due 05/06/22	EUR	80,000	$90,375
Greece: 0.50%
Hellenic Republic, 3.000%, due 02/24/36[8]		100,000	61,237
3.375%, due 07/17/17[1]		70,000	71,529
			132,766
United Arab Emirates: 0.84%
Abu Dhabi Government International Bond, 6.750%, due 04/08/19[4]	AUD	280,000	223,688
Total Non-US government obligations (cost $973,535)			964,829
Total bonds (cost $25,221,274)			24,672,340
Short-term investments: 2.27%
Commercial paper: 0.46%
Spectra Energy Partners LP, 0.948%, due 01/05/16[1,9] (cost $119,988)		120,000	119,985
	Shares
Investment company: 1.81%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $480,542)		480,542	480,542
Total short-term investments (cost $600,530)			600,527
	Face amount covered by contracts
Options purchased: 1.83%
Call options: 0.04%
Foreign Exchange Option, Buy USD/EUR, strike@ EUR 0.95, expires January 2016, counterparty: MSC		$610,000	418

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2015 (unaudited)

	Face amount covered by contracts	Value
Options purchased—(Continued)
Call options—(Concluded)
Foreign Exchange Option, Buy USD/EUR, strike@ EUR 0.93, expires March 2016, counterparty: MSC	$600,000	$8,947
Foreign Exchange Option, Buy USD/JPY, strike@ JPY 120.94, expires January 2016, counterparty: MSC	600,000	3,150
		12,515
	Number of contracts
Put options: 0.97%
1 Year Euro-Dollar Midcurve, strike@ USD 98.50, expires March 2016,	113	16,950
10 Year US Treasury Notes, strike@ USD 125.50, expires January 2016,	92	35,938
10 Year US Treasury Notes, strike@ USD 127.00, expires January 2016,	44	56,375
3 Year Euro-Dollar Midcurve, strike@ USD 99.00, expires June 2016,	122	12,962
3 Year Euro-Dollar Midcurve, strike@ USD 98.25, expires June 2016,	89	556
30 Year US Treasury Notes, strike@ USD 153.00, expires January 2016,	118	129,063
Foreign Exchange Option, Buy USD/INR, strike@ INR 67.34, expires March 2016, counterparty: MLI	550,000	4,601
		256,445
	Notional Amount	Value
Options purchased on interest rate swaps: 0.66%[10]
Expiring 01/17/18. If option exercised the Fund pays semi-annually 4.380% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 01/19/48. European style. Counterparty: JPMCB	$2,675,000	$20,211
Expiring 12/07/17. If option exercised the Fund pays semi-annually 3.000% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 12/11/22. European style. Counterparty: BB	8,650,000	72,916
Expiring 12/07/17. If option exercised the Fund pays semi-annually 3.000% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 12/11/22. European style. Counterparty: BB	3,500,000	29,591
Expiring 06/17/16. If option exercised the Fund pays semi-annually 1.078% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 06/21/17. European style. Counterparty: MLI	30,500,000	53,070
		175,788

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2015 (unaudited)

	Notional Amount	Value
Options purchased—(Concluded)
Options purchased on credit default swaps on credit indices: 0.16%[10]
Expiring 01/20/16. If exercised the payment from the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of referenced obligation specified in the CDX.NA.IG Series 25 Index and the Fund receive quarterly fixed rate of 1.000% per annum. Underlying credit default swap terminating 12/20/20. European style. Counterparty: JPMCB	$1,400,000	$2,139
	Notional Amount	Value
Expiring 06/15/16. If exercised the payment from the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of referenced obligation specified in the CDX.NA.IG Series 25 Index and the Fund receive quarterly fixed rate of 1.000% per annum. Underlying credit default swap terminating 12/20/20. European style. Counterparty: BB	$5,650,000	$38,875
		41,014
Total options purchased (cost $1,145,684)		485,762
Total investments: 97.24% (cost $26,967,488)		25,758,629
Cash and other assets, less liabilities: 2.76%		730,608
Net assets: 100.00%		$26,489,237

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$290,958
Gross unrealized depreciation	(1,499,817)
Net unrealized depreciation of investments	$(1,208,859)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 117. Portfolio footnotes begin on page 90.

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2015 (unaudited)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	BRL	130,000	USD	33,856	03/16/16	$1,758
BB	PEN	120,000	USD	35,016	03/16/16	280
BB	RUB	2,930,000	USD	41,192	03/16/16	1,814
CIBC	USD	291,389	CAD	405,000	01/11/16	1,306
CSI	BRL	125,000	USD	32,035	03/16/16	1,172
CSI	MYR	140,000	USD	32,579	03/16/16	138
CSI	RUB	2,935,000	USD	41,251	03/16/16	1,805
CSI	TRY	90,000	USD	30,058	03/16/16	(183)
CSI	USD	17,678	MXN	300,000	03/16/16	(361)
GSI	MXN	300,000	USD	17,535	03/16/16	218
GSI	USD	86,342	RUB	5,865,000	03/16/16	(7,518)
JPMCB	AUD	745,000	USD	544,077	01/11/16	1,348
JPMCB	CAD	200,000	USD	149,435	01/11/16	4,894
JPMCB	CHF	150,000	USD	146,056	01/11/16	(3,742)
JPMCB	EUR	1,165,000	USD	1,232,276	01/11/16	(33,982)
JPMCB	GBP	390,000	USD	583,498	01/11/16	8,550
JPMCB	NZD	365,000	USD	241,760	01/11/16	(7,788)
JPMCB	USD	43,565	AUD	60,000	01/11/16	145
JPMCB	USD	173,066	GBP	115,000	01/11/16	(3,531)
JPMCB	USD	249,828	NZD	365,000	01/11/16	(280)
JPMCB	USD	303,623	SEK	2,640,000	01/11/16	9,172
MSC	USD	625,000	JPY	75,597,500	01/12/16	4,075
Net unrealized depreciation on forward foreign currency contracts						$(20,710)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Long Bond, 51 contracts (USD)	March 2016	$7,900,856	$7,841,250	$(59,606)
5 Year US Treasury Notes, 9 contracts (USD)	March 2016	1,068,599	1,064,883	(3,716)
10 Year US Treasury Notes, 76 contracts (USD)	March 2016	9,594,354	9,568,875	(25,479)
US Treasury futures sell contracts:
US Ultra Bond, 10 contracts (USD)	March 2016	(1,588,484)	(1,586,875)	1,609
Interest rate futures buy contracts:
Euro-BTP, 3 contracts (EUR)	March 2016	455,606	449,654	(5,952)
Interest rate futures sell contracts:
Euro-Bobl, 10 contracts (EUR)	March 2016	(1,433,118)	(1,420,056)	13,062
Euro-Bund, 2 contracts (EUR)	March 2016	(343,405)	(343,240)	165
Long Gilt, 1 contract (GBP)	March 2016	(173,126)	(172,142)	984
Net unrealized depreciation on futures contracts				$(78,933)

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2015 (unaudited)

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[11]	Payments received by the Fund[11]	Upfront payments made	Value	Unrealized appreciation/ (depreciation)
CSI	CAD	5,490,000	02/11/17	3 month BBA	3.500%	$(17,141)	$162,259	$145,118
CSI	CAD	1,550,000	02/11/22	4.145%	3 month BBA	—	(199,654)	(199,654)
JPMCB	CAD	5,490,000	02/11/17	3.500	3 month BBA	—	(162,258)	(162,258)
JPMCB	CAD	1,550,000	02/11/22	3 month BBA	4.145	—	199,654	199,654
JPMCB	USD	4,500,000	02/18/16	2.532	3 month USD LIBOR	—	(52,751)	(52,751)
JPMCB	USD	22,500,000	07/03/42	1 month USD LIBOR	3 month USD LIBOR	—	572,325	572,325
MLI	CAD	9,280,000	04/09/17	3 month BBA	1.978	—	118,736	118,736
MSC	CAD	8,870,000	04/08/17	3.600	3 month BBA	—	(269,405)	(269,405)
						$(17,141)	$368,906	$351,765

Credit default swaps on corporate and sovereign issues—buy protection12

Counterparty	Referenced obligation[13]	Notional amount		Termination date	Payments made by the Fund[11]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
BB	Standard Chartered Bank PLC bond, 0.000%, due 06/25/32	EUR	570,000	09/20/20	1.000%	$(2,354)	$8,930	$6,576
BB	Kingdom of Saudi Arabia, 1.000%, due 12/20/20	USD	290,000	12/20/20	1.000	(8,043)	7,017	(1,026)
CITI	Volkswagen AG bond, 5.375%, due 05/22/18	EUR	285,000	12/20/20	1.000	(17,351)	7,549	(9,802)
CITI	Russian Federation bond, 7.500%, due 03/31/30	USD	600,000	12/20/20	1.000	(53,414)	55,018	1,604
GSI	State of Qatar bond, 9.750%, due 06/15/30	USD	560,000	12/20/20	1.000	2,115	(3,257)	(1,142)
GSI	Government of Abu Dhabi, 6.750%, due 04/08/19	USD	560,000	12/20/20	1.000	2,911	(3,257)	(346)
MSC	V.F. Corp. bond, 5.950%, due 11/01/17	USD	500,000	12/20/16	1.000	1,254	(4,722)	(3,468)
MSC	International Business Machines Corp. bond, 5.700%, due 09/14/17	USD	300,000	12/20/20	1.000	6,163	(8,190)	(2,027)
MSC	McDonald's Corp. bond, 5.800%, due 10/15/17	USD	300,000	12/20/20	1.000	7,188	(9,497)	(2,309)
						$(61,531)	$49,591	$(11,940)

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2015 (unaudited)

Credit default swaps on credit indices—sell protection14

Counterparty	Referenced index[13]	Notional amount		Termination date	Payments received by the Fund[11]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[15]
CSI	CMBX.NA.BBB. Series 6 Index	USD	1,050,000	05/11/63	3.000%	$42,454	$(32,477)	$9,977	3.480%
MLI	CMBX.NA.BB. Series 6 Index	USD	700,000	05/11/63	5.000	(21,859)	(29,994)	(51,853)	4.925
MSC	MCDX.NA. Series 24 Index	USD	700,000	06/20/25	1.000	18,042	(20,219)	(2,177)	1.448
MSC	CMBX.NA.BB. Series 6 Index	USD	1,000,000	05/11/63	5.000	(31,887)	(42,848)	(74,735)	4.925
						$6,750	$(125,538)	$(118,788)

Credit default swaps on sovereign issues—sell protection14

Counterparty	Referenced obligation[13]	Notional amount		Termination date	Payments received by the Fund[11]	Upfront Payments received	Value	Unrealized appreciation/ (depreciation)	Credit spread[15]
CITI	State of Illinois bond, 5.000%, due 06/01/29	USD	370,000	12/20/23	1.000%	$22,790	$(39,268)	$(16,478)	2.563%
MSC	Portuguese Republic bond, 4.950%, due 10/25/23	USD	330,000	09/20/20	1.000	9,970	(9,663)	307	1.662
						$32,760	$(48,931)	$(16,171)

Total return swap agreements10

Counterparty	Notional amount	Termination date	Payments made by the Fund[11]	Payments received by the Fund[11]	Upfront payments	Value	Unrealized depreciation
GSI	550,000	06/23/16	3 month EURIBOR	—[16]	$—	$(6,930)	$(6,930)
JPMCB	450,000	06/20/16	3 month EURIBOR	—[16]	—	(4,397)	(4,397)
					$—	$(11,327)	$(11,327)

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2015 (unaudited)

Centrally cleared interest rate swap agreements

Notional amount		Termination date	Payments made by the Fund[11]	Payments received by the Fund[11]	Value	Unrealized appreciation/ (depreciation)
GBP	5,320,000	06/17/17	6 month GBP LIBOR	2.190%	$144,734	$144,734
GBP	1,400,000	06/17/25	3.145%	6 month GBP LIBOR	(216,791)	(216,791)
USD	975,000	12/31/17	1.193	3 month USD LIBOR	850	850
USD	2,885,000	12/21/18	1.627	3 month USD LIBOR	(19,180)	(19,180)
USD	3,150,000	09/24/19	2.347	3 month USD LIBOR	(111,397)	(111,397)
USD	900,000	10/23/20	1.401	3 month USD LIBOR	11,233	11,233
USD	4,250,000	11/30/22	1.985	3 month USD LIBOR	9,026	9,026
USD	8,250,000	12/12/23	3.200	3 month USD LIBOR	(713,238)	(713,238)
USD	850,000	08/06/32	2.711	3 month USD LIBOR	(15,315)	(15,315)
					$(910,078)	$(910,078)

Centrally cleared credit default swaps on credit indices—buy protection12

Referenced index[13]	Notional amount		Termination date	Payments made by the Fund[11]	Value	Unrealized appreciation/ (depreciation)
CDX.NA.IG. Series 24 Index	USD	4,100,000	06/20/25	1.000%	$85,491	$73,740
CDX.NA.HY. Series 25 Index	USD	5,980,000	12/20/20	5.000	(81,028)	(6,067)
CDX.NA.IG. Series 25 Index	USD	11,050,000	12/20/20	1.000	(63,742)	11,922
					$(59,279)	$79,595

Options written

	Expiration date	Premiums received	Value
Call options
1 Year Euro-Dollar Midcurve, 113 contracts, strike @ USD 99.00	March 2016	$12,317	$(2,825)
Put options
Foreign Exchange Option, Sell USD/CNY, 610,000 contracts, strike @ CNY 6.53, counterparty: MLI	February 2016	11,187	(2,338)
Foreign Exchange Option, Sell USD/CNY, 610,000 contracts, strike @ CNY 6.50, counterparty: MLI	February 2016	8,519	(2,040)
Foreign Exchange Option, Sell USD/CNY, 550,000 contracts, strike @ CNY 6.65, counterparty: MLI	March 2016	7,224	(6,993)
Foreign Exchange Option, Sell USD/EUR, 610,000 contracts, strike @ EUR 0.89, counterparty: MSC	May 2016	7,198	(7,689)
Foreign Exchange Option, Sell USD/EUR, 600,000 contracts, strike @ EUR 0.87, counterparty: MLI	June 2016	5,314	(4,791)
Foreign Exchange Option, Sell USD/JPY, 900,000 contracts, strike @ JPY 118.00, counterparty: MSC	April 2016	13,122	(11,148)

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2015 (unaudited)

Options written (Concluded)

	Expiration date	Premiums received	Value
Options written on interest rate swaps[10]
If option exercised the Fund receives semi-annually 4.320% and pays quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 01/19/20. European style. Counterparty: JPMCB, Notional Amount USD 23,000,000	January 2018	$250,495	$(14,118)
If option exercised the Fund receives semi-annually 5.000% and pays quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 12/11/22. European style. Counterparty: BB, Notional Amount USD 3,500,000	December 2017	74,375	(2,722)
If option exercised the Fund receives semi-annually 5.000% and pays quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 12/11/22. European style. Counterparty: BB, Notional Amount USD 8,650,000	December 2017	97,313	(6,700)
Options written on credit default swaps on credit indices[10]
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 25 Index and the Fund pays quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 12/20/20. European style. Counterparty: BB, Notional Amount USD 1,400,000	April 2016	28,980	(19,859)
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 25 Index and the Fund pays quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 12/20/20. European style. Counterparty: BB, Notional Amount USD 880,000	February 2016	5,456	(1,251)
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 25 Index and the Fund pays quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 12/20/20. European style. Counterparty: DB, Notional Amount USD 1,500,000	February 2016	7,050	(2,133)
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.IG Series 25 Index and the Fund pays quarterly fixed rate of 1.000% per annum. Underlying credit default swap terminating 12/20/20. European style. Counterparty: BB, Notional Amount USD 5,650,000	June 2016	26,273	(17,766)
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.IG Series 25 Index and the Fund pays quarterly fixed rate of 1.000% per annum. Underlying credit default swap terminating 12/20/20. European style. Counterparty: MLI, Notional Amount USD 6,100,000	March 2016	13,725	(10,557)
Total options written		$568,548	$(112,930)

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2015 (unaudited)

Written options activity for the period ended December 31, 2015 was as follows:

	Number of contracts	Premiums received
Options outstanding at June 30, 2015	213	$211,156
Options written	555	180,200
Options terminated in closing purchase transactions	(655)	(379,039)
Options expired prior to exercise	—
Options outstanding at December 31, 2015	113	$12,317

Written swaptions & foreign exchange options activity for the period ended December 31, 2015 was as follows:

Swaptions and foreign exchange options outstanding at June 30, 2015	$645,279
Swaptions and foreign exchange options written	261,903
Swaptions and foreign exchange options terminated in closing purchase transactions	(350,951)
Swaptions and foreign exchange options expired prior to exercise	—
Swaptions and foreign exchange options outstanding at December 31, 2015	$556,231

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$13,891,490	$—	$13,891,490
Asset-backed securities	—	212,204	—	212,204
Collateralized debt obligations	—	772,000	—	772,000
Commercial mortgage-backed security	—	193,041	—	193,041
Mortgage & agency debt securities	—	349,937	—	349,937
Municipal bonds	—	902,346	—	902,346
US government obligations	—	7,386,493	—	7,386,493
Non-US government obligations	—	964,829	—	964,829
Short-term investments	480,542	119,985	—	600,527
Options purchased	251,844	233,918	—	485,762
Forward foreign currency contracts	—	36,675	—	36,675
Futures contracts	15,820	—	—	15,820
Swap agreements, at value	—	1,382,822	—	1,382,822
Total	$748,206	$26,445,740	$—	$27,193,946
Liabilities
Forward foreign currency contracts	$—	$(57,385)	$—	$(57,385)
Futures contracts	(94,753)	—	—	(94,753)
Swap agreements, at value	—	(2,119,478)	—	(2,119,478)
Options written	(2,825)	(110,105)	—	(112,930)
Total	$(97,578)	$(2,286,968)	$—	$(2,384,546)

During the period ended December 31, 2015, there were no transfers between Level 1 and Level 2.

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2015 (unaudited)

	Commercial Mortgage-backed Security	Total
Assets
Beginning balance	$198,000	$198,000
Purchases	—	—
Issuances	—	—
Sales	—	—
Accrued discounts (premiums)	—	—
Total realized gain (loss)	—	—
Change in net unrealized appreciation/depreciation	(4,959)	(4,959)
Transfers into Level 3	—	—
Transfers out of Level 3[17]	(193,041)	(193,041)
Ending balance	$—	$—

Portfolio footnotes

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the value of these securities amounted to $4,873,268 or 18.39% of net assets.

2  Variable or floating rate security—The interest rate shown is the current rate as of December 31, 2015 and changes periodically.

3  Perpetual investment. Date shown reflects the next call date.

4  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2015, the value of these securities amounted to $1,881,771 or 7.10% of net assets.

5  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

6  Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer's country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.

7  All or a portion of these securities have been designated as collateral for open swap agreements.

8  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2015. Maturity date disclosed is the ultimate maturity date.

9  Security exempt from registration under Section 4(2) of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the value of these securities amounted to $119,985, or 0.45% of net assets.

10  Illiquid investment as of December 31, 2015.

11  Payments made or received are based on the notional amount.

12  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index/obligation, or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index/obligation.

13  Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2015 (unaudited)

14  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index/obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index/obligation.

15  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

16  Payment is based on the performance of the underlying Markit iBoxx EUR Liquid High Yield Index.

17  Transfers out of Level 3 represent the value at the end of period. At December 31, 2015, securities were also transferred from Level 3 to level 2 as the valuations are based primarily an observable inputs from an established pricing source.

The table below details the Fund's investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/15	Purchases during the six months ended 12/31/15	Sales during the six months ended 12/31/15	Value 12/31/15	Net income earned from affiliate for the six months ended 12/31/15
UBS Cash Management Prime Relationship Fund	$1,533,682	$10,602,941	$12,136,623	$—	$434

See accompanying notes to financial statements.

UBS Core Plus Bond Fund

Portfolio performance

For the six months ended December 31, 2015, Class A shares of UBS Core Plus Bond Fund (the "Fund") returned 0.05% (Class A shares returned -4.49% after the deduction of the maximum sales charge), while Class P shares returned 0.16%. The Fund's benchmark, the Barclays US Aggregate Index (the "Index"), returned 0.65% over the same time period. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 94; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund's return was about flat during the reporting period and underperformed the Barclays Aggregate, primarily due to its exposure to energy-related companies.

The Fund used derivatives during the reporting period. Certain interest rate derivatives were utilized to facilitate specific duration and yield curve strategies. Credit derivatives (such as credit default swaps and options on credit default swaps) were used to implement specific credit-related investment strategies as part of the Fund's sector allocation and security selection. Throughout the period, the Fund engaged in foreign exchange forwards to help implement its active currency positions. While derivatives play a role in the overall portfolio construction process, they are just one of the tools we use to manage the Fund's overall risk exposure and to implement the aforementioned strategies.

Portfolio performance summary1

What worked:

•  Currency positioning was additive to performance during the reporting period. The Fund's exposure to the US dollar against a basket of developed market currencies contributed to performance. At various times during the period, the Fund was long the US dollar versus short the New Zealand dollar, Australian dollar and Canadian dollar, which benefited returns as all three currencies underperformed the US dollar during the period.

•  Yield curve positioning was additive to performance. The Fund was positioned to benefit from a flattening of the yield curve during the reporting period. (When the yield curve flattens, yields on shorter maturity bonds rise more than yields on longer maturity bonds.) This played out during the reporting period, as shorter-term yields increased as investors started to price in the likelihood of rate hikes by the Federal Reserve Board, while longer-term yields declined given strong overseas demand.

What didn't work:

•  The Fund's allocation to corporate credit detracted from performance during the reporting period. The Fund's allocation to both investment grade and high yield corporate debt was negative for performance, as corporate spreads widened during the reporting period. Security selection of commodity-related credit detracted from performance, as the continued declines in commodity prices led to weak results. Security selection in high yield corporate credit, in particular, underperformed due to the further declines in the price of oil. The negative performance from security selection was partially offset by beta index hedging.

•  The Fund's mortgage-backed securities positioning detracted from performance. Both sector allocation and security selection within the agency mortgage-backed security sector detracted from results during the reporting period.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS Core Plus Bond Fund

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2015. The views and opinions in the letter were current as of February 16, 2016. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS Core Plus Bond Fund

Average annual total returns for periods ended 12/31/15 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	0.05%	(0.45)%	3.48%	2.52%
Class C2	(0.21)	(0.85)	2.97	2.00
Class P3	0.16	(0.22)	3.74	2.76
After deducting maximum sales charge
Class A1	(4.49)%	(4.91)%	2.52%	2.06%
Class C2	(0.95)	(1.58)	2.97	2.00
Barclays US Aggregate Index[4]	0.65%	0.55%	3.25%	4.51%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2015 prospectuses were as follows: Class A—1.75% and 0.66%; Class C—2.38% and 1.16%; Class P—1.45% and 0.41%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 27, 2016, do not exceed 0.64% for Class A shares, 1.14% for Class C shares and 0.39% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, the UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the funds made during the holding periods specified in the prospectus will be eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Core Plus Bond Fund

Top ten long-term fixed income holdings (unaudited)

As of December 31, 2015

Percentage of net assets
Federal National Mortgage Association Pools, 3.500%, TBA	10.3%
Federal National Mortgage Association Pools, 4.000%, TBA	3.6
US Treasury Notes, 2.250%, due 11/15/25	3.1
Federal National Mortgage Association Pools, 4.500%, TBA	3.0
US Treasury Inflation Indexed Notes (TIPS), 2.000%, due 01/15/16	3.0
Federal Home Loan Mortgage Corp. Gold Pools, 4.000%, TBA	2.8
Government National Mortgage Association Pools, 3.500%, TBA	2.3
US Treasury Inflation Indexed Notes (TIPS), 0.125%, due 04/15/20	2.3
US Treasury Bonds, 2.875%, due 05/15/43	1.7
Federal National Mortgage Association Pools, 4.000%, TBA	1.6
Total	33.7%

UBS Core Plus Bond Fund

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2015

Bonds
Corporate bonds
Air freight & logistics	0.13%
Automobiles	0.11
Banks	5.69
Beverages	0.06
Biotechnology	0.36
Building products	0.38
Capital markets	1.35
Chemicals	0.36
Commercial services & supplies	0.26
Communications equipment	0.07
Consumer finance	1.33
Diversified financial services	1.08
Diversified telecommunication services	1.55
Electric utilities	2.01
Electronic equipment, instruments & components	0.24
Energy equipment & services	0.15
Food & staples retailing	0.45
Food products	0.15
Health care equipment & supplies	0.37
Health care providers & services	0.24
Hotels, restaurants & leisure	0.56
Household products	0.09
Independent power and renewable electricity producers	0.42
Insurance	1.46
Internet & catalog retail	0.16
IT services	0.12
Machinery	0.38
Media	1.90
Metals & mining	0.46
Multiline retail	0.14
Multi-utilities	0.51
Oil, gas & consumable fuels	3.74
Paper & forest products	0.12%
Pharmaceuticals	0.80
Real estate investment trust (REIT)	0.59
Real estate management & development	0.04
Road & rail	0.66
Semiconductors & semiconductor equipment	0.06
Software	0.50
Specialty retail	0.33
Technology hardware, storage & peripherals	0.21
Tobacco	0.56
Trading companies & distributors	0.29
Total corporate bonds	30.44%
Asset-backed securities	9.51
Commercial mortgage-backed securities	6.73
Mortgage & agency debt securities	32.30
Municipal bonds	1.62
US government obligations	15.14
Non-US government obligations	3.41
Total bonds	99.15%
Short-term investment	26.72
Options purchased	0.06
Investment of cash collateral from securities loaned	0.03
Total investments	125.96%
Liabilities, in excess of cash and other assets	(25.96)
Net assets	100.00%

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2015 (unaudited)

	Face amount	Value
Bonds: 99.15%
Corporate bonds: 30.44%
Australia: 0.09%
Australia & New Zealand Banking Group Ltd., 2.700%, due 11/16/20	$30,000	$30,102
Brazil: 0.42%
Petrobras Global Finance BV, 3.250%, due 03/17/17	110,000	101,574
Vale Overseas Ltd., 4.375%, due 01/11/22[1]	55,000	41,555
Total Brazil corporate bonds		143,129
Canada: 0.70%
Anadarko Finance Co., Series B, 7.500%, due 05/01/31	70,000	74,384
NOVA Chemicals Corp., 5.250%, due 08/01/23[2]	70,000	69,300
Petro-Canada, 6.050%, due 05/15/18	50,000	53,600
Talisman Energy, Inc., 3.750%, due 02/01/21	50,000	45,355
Total Canada corporate bonds		242,639
China: 0.58%
Sinopec Group Overseas Development 2013 Ltd., 2.500%, due 10/17/18[2]	200,000	200,271
France: 0.24%
Total Capital International SA, 3.750%, due 04/10/24[1]	80,000	81,298
Germany: 0.58%
Unitymedia Hessen GmbH & Co. KG, 5.500%, due 01/15/23[2]	200,000	199,500
Ireland: 0.07%
XL Group PLC, 6.375%, due 11/15/24	21,000	24,489
Israel: 0.31%
Teva Pharmaceutical Finance Co. BV, 2.400%, due 11/10/16	70,000	70,306
Teva Pharmaceutical Finance IV BV, 3.650%, due 11/10/21	34,000	34,502
Total Israel corporate bonds		104,808
Luxembourg: 0.29%
ArcelorMittal, 6.500%, due 03/01/21	61,000	49,098
	Face amount	Value
Intelsat Jackson Holdings SA, 7.500%, due 04/01/21	$60,000	$52,200
Total Luxembourg corporate bonds		101,298
Mexico: 0.47%
Petroleos Mexicanos, 4.875%, due 01/24/22	125,000	120,313
6.375%, due 01/23/45	50,000	42,375
Total Mexico corporate bonds		162,688
Netherlands: 0.27%
LYB International Finance BV, 4.875%, due 03/15/44	60,000	54,788
Shell International Finance BV, 2.250%, due 11/10/20	40,000	39,400
Total Netherlands corporate bonds		94,188
Norway: 0.51%
Eksportfinans ASA, 5.500%, due 06/26/17	140,000	145,591
Statoil ASA, 4.800%, due 11/08/43	30,000	30,403
Total Norway corporate bonds		175,994
Spain: 0.44%
Telefonica Emisiones SAU, 3.192%, due 04/27/18	150,000	152,927
United Kingdom: 1.13%
BP Capital Markets PLC, 3.062%, due 03/17/22	70,000	68,639
HSBC Holdings PLC, 6.500%, due 09/15/37	100,000	119,981
Lloyds Bank PLC, 6.500%, due 09/14/20[2]	100,000	114,028
Royal Bank of Scotland Group PLC, 6.100%, due 06/10/23	80,000	85,994
Total United Kingdom corporate bonds		388,642
United States: 24.34%
AbbVie, Inc., 2.500%, due 05/14/20	70,000	69,308
Actavis Funding SCS, 3.800%, due 03/15/25	20,000	19,900
ADT Corp., 3.500%, due 07/15/22	100,000	89,500
Alabama Power Co., 6.000%, due 03/01/39	20,000	23,771
Ally Financial, Inc., 6.250%, due 12/01/17	60,000	62,925

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2015 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Altria Group, Inc., 5.375%, due 01/31/44	$65,000	$69,904
9.950%, due 11/10/38	18,000	28,856
American Express Credit Corp., Series F, 2.600%, due 09/14/20	60,000	60,169
Apple, Inc., 3.850%, due 05/04/43	50,000	46,069
AvalonBay Communities, Inc., REIT, 3.450%, due 06/01/25	40,000	39,513
Bank of America Corp., Series L, 2.650%, due 04/01/19	70,000	70,155
4.200%, due 08/26/24	70,000	70,102
6.110%, due 01/29/37	100,000	113,470
BB&T Corp., 2.625%, due 06/29/20	120,000	120,739
Berkshire Hathaway Energy Co., 5.150%, due 11/15/43	30,000	31,657
Biogen, Inc., 4.050%, due 09/15/25	30,000	30,156
Boston Properties LP, REIT, 3.800%, due 02/01/24	110,000	111,902
Burlington Northern Santa Fe LLC, 5.150%, due 09/01/43	120,000	126,469
Capital One Financial Corp., 4.200%, due 10/29/25	40,000	39,515
Case New Holland Industrial, Inc., 7.875%, due 12/01/17	85,000	89,887
CCO Safari II LLC, 3.579%, due 07/23/20[2]	80,000	79,542
Celgene Corp., 5.000%, due 08/15/45	30,000	30,115
Chevron Corp., 3.191%, due 06/24/23	60,000	60,324
Cisco Systems, Inc., 5.900%, due 02/15/39	20,000	24,395
CIT Group, Inc., 5.500%, due 02/15/19[2]	70,000	73,150
Citigroup, Inc., 1.750%, due 05/01/18	85,000	84,286
5.500%, due 09/13/25	190,000	206,381
Comcast Corp., 6.950%, due 08/15/37	20,000	26,198
ConocoPhillips Holding Co., 6.950%, due 04/15/29	55,000	63,049
Consolidated Edison Co. of New York, Inc., 5.850%, due 03/15/36	45,000	53,434
CVS Health Corp., 5.125%, due 07/20/45	13,000	13,695
	Face amount	Value
DIRECTV Holdings LLC, 6.000%, due 08/15/40	$40,000	$40,904
DISH DBS Corp., 7.875%, due 09/01/19	70,000	76,125
Dollar General Corp., 3.250%, due 04/15/23	50,000	47,620
DPL, Inc., 7.250%, due 10/15/21	85,000	80,750
DTE Electric Co., 3.700%, due 03/15/45	25,000	22,971
Duke Energy Indiana, Inc., 6.350%, due 08/15/38	20,000	25,507
Duke Energy Progress LLC, 3.000%, due 09/15/21	160,000	163,180
Energy Transfer Partners LP, 9.000%, due 04/15/19	130,000	143,056
ERAC USA Finance LLC, 2.800%, due 11/01/18[2]	80,000	80,538
ERP Operating LP, 4.500%, due 06/01/45	15,000	15,235
4.750%, due 07/15/20	35,000	37,822
Exelon Generation Co. LLC, 2.950%, due 01/15/20	135,000	134,557
FedEx Corp., 3.875%, due 08/01/42	50,000	43,239
FirstEnergy Transmission LLC, 5.450%, due 07/15/44[2]	40,000	40,272
Flextronics International Ltd., 5.000%, due 02/15/23	80,000	81,100
Florida Power & Light Co., 5.950%, due 02/01/38	40,000	49,815
Ford Motor Co., 7.450%, due 07/16/31	30,000	37,003
Ford Motor Credit Co. LLC, 8.125%, due 01/15/20	125,000	147,278
Frontier Communications Corp., 8.500%, due 04/15/20	80,000	80,200
General Electric Capital Corp., 4.650%, due 10/17/21	55,000	60,817
Series A, 6.750%, due 03/15/32	40,000	52,265
General Motors Financial Co., Inc., 3.100%, due 01/15/19	40,000	39,950
3.700%, due 11/24/20	40,000	40,126
Georgia-Pacific LLC, 8.000%, due 01/15/24	10,000	12,652
Gilead Sciences, Inc., 4.750%, due 03/01/46	60,000	60,682
Goldman Sachs Group, Inc., 5.150%, due 05/22/45	30,000	29,121
5.750%, due 01/24/22	80,000	90,986
6.150%, due 04/01/18	100,000	108,593

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2015 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Hartford Financial Services Group, Inc., 5.950%, due 10/15/36	$80,000	$91,743
Home Depot, Inc., 3.350%, due 09/15/25	60,000	61,349
Illinois Tool Works, Inc., 3.500%, due 03/01/24	40,000	41,124
Intercontinental Exchange, Inc., 2.750%, due 12/01/20	40,000	40,007
International Lease Finance Corp., 7.125%, due 09/01/18[2]	90,000	98,662
International Paper Co., 3.800%, due 01/15/26[1]	30,000	29,575
John Deere Capital Corp., 2.450%, due 09/11/20	30,000	29,949
JPMorgan Chase & Co., 3.875%, due 09/10/24	180,000	179,145
4.625%, due 05/10/21	90,000	97,264
Kimberly-Clark Corp., 3.625%, due 08/01/20	30,000	31,757
Kinder Morgan Energy Partners LP, 5.000%, due 10/01/21	80,000	75,532
6.500%, due 09/01/39	45,000	37,109
Kraft Heinz Foods Co., 5.200%, due 07/15/45[2]	50,000	52,210
Kroger Co., 3.850%, due 08/01/23	90,000	92,797
Lincoln National Corp., 7.000%, due 06/15/40	70,000	87,798
Lowe's Cos., Inc., 4.650%, due 04/15/42	50,000	52,850
Masco Corp., 4.450%, due 04/01/25	40,000	39,200
McDonald's Corp., 2.100%, due 12/07/18	30,000	30,024
Medtronic, Inc., 4.375%, due 03/15/35	70,000	70,721
MetLife, Inc., 4.125%, due 08/13/42	60,000	56,890
Microsoft Corp., 2.375%, due 02/12/22	50,000	49,368
4.450%, due 11/03/45	30,000	30,939
Morgan Stanley, 4.350%, due 09/08/26	60,000	60,232
Series J, 5.550%, due 07/15/20[3,4]	70,000	70,000
5.625%, due 09/23/19	100,000	110,397
National Rural Utilities Cooperative Finance Corp., 2.300%, due 11/01/20	30,000	29,723
	Face amount	Value
NBCUniversal Media LLC, 4.375%, due 04/01/21	$30,000	$32,601
NRG Energy, Inc., 8.250%, due 09/01/20	10,000	9,700
Oracle Corp., 2.500%, due 05/15/22	50,000	49,106
5.375%, due 07/15/40	40,000	44,495
Pacific Gas & Electric Co., 5.800%, due 03/01/37	25,000	29,078
PacifiCorp, 6.000%, due 01/15/39	40,000	48,533
PepsiCo, Inc., 4.875%, due 11/01/40	20,000	21,380
Pfizer, Inc., 7.200%, due 03/15/39	60,000	82,627
Philip Morris International, Inc., 2.900%, due 11/15/21	60,000	60,714
PNC Funding Corp., 3.300%, due 03/08/22	100,000	102,397
PNC Preferred Funding Trust I, 2.162%, due 03/15/17[2,3,4]	100,000	89,000
PPL Capital Funding, Inc., 3.950%, due 03/15/24	80,000	81,888
Principal Financial Group, Inc., 8.875%, due 05/15/19	90,000	107,723
Private Export Funding Corp., Series MM, 2.300%, due 09/15/20	150,000	150,968
Prudential Financial, Inc., 5.200%, due 03/15/44[3]	95,000	91,722
6.625%, due 12/01/37	34,000	41,627
QVC, Inc., 4.450%, due 02/15/25	60,000	55,653
Realogy Group LLC, 5.250%, due 12/01/21[2]	15,000	15,375
Regions Financial Corp., 2.000%, due 05/15/18	70,000	69,510
Reynolds American, Inc., 3.250%, due 11/01/22	30,000	29,679
Seagate HDD Cayman, 5.750%, due 12/01/34[2]	40,000	27,990
Sempra Energy, 9.800%, due 02/15/19	75,000	90,781
Southwestern Electric Power Co., 3.550%, due 02/15/22	85,000	86,280
Sprint Capital Corp., 6.900%, due 05/01/19	70,000	57,050
Starwood Hotels & Resorts Worldwide, Inc., 4.500%, due 10/01/34	50,000	45,047
SunTrust Bank, 7.250%, due 03/15/18	100,000	110,572

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2015 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Concluded)
United States—(Concluded)
Synchrony Financial, 4.500%, due 07/23/25	$40,000	$39,927
TCI Communications, Inc., 7.875%, due 02/15/26	50,000	67,606
Tenet Healthcare Corp., 6.000%, due 10/01/20	10,000	10,525
Texas Instruments, Inc., 1.650%, due 08/03/19	20,000	19,805
Time Warner Cable, Inc., 6.550%, due 05/01/37	35,000	35,400
Time Warner Entertainment Co. LP, 8.375%, due 03/15/23	110,000	135,176
Transocean, Inc., 4.300%, due 10/15/22	95,000	50,350
Union Pacific Corp., 4.050%, due 11/15/45	20,000	19,350
UnitedHealth Group, Inc., 4.625%, due 07/15/35	70,000	72,657
USG Corp., 5.875%, due 11/01/21[2]	50,000	52,000
6.300%, due 11/15/16	40,000	41,324
Valero Energy Corp., 6.625%, due 06/15/37	50,000	50,239
Verizon Communications, Inc., 2.252%, due 09/14/18[3]	50,000	51,197
4.522%, due 09/15/48	147,000	131,449
6.400%, due 09/15/33	7,000	7,975
Virginia Electric & Power Co., 3.450%, due 09/01/22	40,000	41,118
Visa, Inc., 4.150%, due 12/14/35	40,000	40,380
Walt Disney Co., 2.150%, due 09/17/20	30,000	29,996
Wells Fargo & Co., 5.375%, due 11/02/43	75,000	80,208
Whole Foods Market, Inc., 5.200%, due 12/03/25[2]	50,000	49,954
Williams Partners LP, 4.300%, due 03/04/24	50,000	39,640
Wyndham Worldwide Corp., 5.625%, due 03/01/21	110,000	118,308
Zimmer Biomet Holdings, Inc., 4.450%, due 08/15/45	60,000	55,151
Total United States corporate bonds		8,388,496
Total corporate bonds (cost $10,802,183)		10,490,469
	Face amount	Value
Asset-backed securities: 9.51%
United States: 9.51%
AmeriCredit Automobile Receivables Trust, Series 2015-4, Class A1, 0.500%, due 11/08/16	$240,647	$240,647
Series 2012-3, Class C, 2.420%, due 05/08/18	120,912	121,303
Series 2014-1, Class D, 2.540%, due 06/08/20	125,000	124,798
Series 2013-5, Class D, 2.860%, due 12/09/19	125,000	125,754
Capital Auto Receivables Asset Trust, Series 2013-3, Class B, 2.320%, due 07/20/18	150,000	150,647
Drive Auto Receivables Trust, Series 2015-BA, Class D, 3.840%, due 07/15/21[2]	200,000	196,239
Series 2015-DA, Class D, 4.590%, due 01/17/23[2]	125,000	124,552
Fifth Third Auto Trust, Series 2015-1, Class A1, 0.430%, due 11/15/16	547,464	547,465
Ford Credit Auto Owner Trust, Series 2014-A, Class C, 1.900%, due 09/15/19	175,000	175,197
Nissan Auto Lease Trust, Series 2015-B, Class A1, 0.420%, due 11/15/16	389,207	388,785
Renaissance Home Equity Loan Trust, Series 2006-4, Class AF1, 5.545%, due 01/25/37[5]	38,699	22,012
Santander Drive Auto Receivables Trust, Series 2013-2, Class B, 1.330%, due 03/15/18	94,501	94,500
Series 2014-1, Class C, 2.360%, due 04/15/20	155,000	155,236
Series 2014-2, Class D, 2.760%, due 02/18/20	175,000	174,216
Series 2015-3, Class D, 3.490%, due 05/17/21	150,000	148,683
Series 2012-1, Class D, 4.560%, due 11/15/17	255,000	257,746
Synchrony Credit Card Master Note Trust, Series 2012-6, Class A, 1.360%, due 08/17/20	230,000	228,850
Total asset-backed securities (cost $3,299,363)		3,276,630

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2015 (unaudited)

	Face amount	Value
Bonds—(Continued)
Commercial mortgage-backed securities: 6.73%
United States: 6.73%
Americold 2010 LLC Trust, Series 2010-ARTA, Class C, 6.811%, due 01/14/29[2]	$100,000	$112,759
Boca Hotel Portfolio Trust, Series 2013-BOCA, Class D, 3.381%, due 08/15/26[2,3]	150,000	149,737
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class DPA, 3.331%, due 12/15/27[2,3]	100,000	98,181
CG-CCRE Commercial Mortgage Trust, Series 2014-FL1, Class C, 2.081%, due 06/15/31[2,3]	125,000	122,041
Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class AS, 4.114%, due 09/10/58	150,000	153,295
Commercial Mortgage Loan Trust, Series 2015-DC1, Class C, 4.353%, due 02/10/48[3]	100,000	96,320
Series 2015-CR26, Class C, 4.496%, due 10/10/48[3]	147,000	138,883
Series 2014-CR19, Class C, 4.720%, due 08/10/47[3]	150,000	148,976
Commercial Mortgage Pass Through Certificates, Series 2013-GAM, Class B, 3.417%, due 02/10/28[2,3]	200,000	198,506
CSMC Trust, Series 2015-DEAL, Class D, 3.431%, due 04/15/29[2,3]	200,000	197,448
FDIC Guaranteed Notes Trust, Series 2010-C1, Class A, 2.980%, due 12/06/20[2]	82,738	84,072
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class CFX, 3.382%, due 12/15/19[2,3]	150,000	146,433
GS Mortgage Securities Trust, Series 2014-GSFL, Class D, 4.231%, due 07/15/31[2,3]	175,000	173,845
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class D, 2.831%, due 10/15/29[2,3]	125,000	123,367
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C10, Class C, 4.081%, due 07/15/46[3]	100,000	97,247
Series 2013-C13, Class C, 4.894%, due 11/15/46[3]	50,000	50,953
	Face amount	Value
Starwood Retail Property Trust, Series 2014-STAR, Class C, 2.831%, due 11/15/27[2,3]	$150,000	$149,163
WFCG Commercial Mortgage Trust, Series 2015-BXRP, Class D, 2.901%, due 11/15/29[2,3]	80,343	79,423
Total commercial mortgage-backed securities (cost $2,344,269)		2,320,649
Mortgage & agency debt securities: 32.30%
United States: 32.30%
Federal Home Loan Mortgage Corp. Gold Pools,[6] 3.500%, TBA	125,000	128,633
4.000%, TBA	900,000	950,515
#A96140, 4.000%, due 01/01/41	76,973	81,552
#C63008, 6.000%, due 01/01/32	39,237	44,101
#G01717, 6.500%, due 11/01/29	35,446	40,553
Federal National Mortgage Association Pools,[6] 2.500%, TBA	500,000	503,845
3.000%, TBA	350,000	349,878
3.500%, TBA	3,450,000	3,558,317
4.000%, TBA	1,175,000	1,243,045
4.000%, TBA	525,000	554,378
4.500%, TBA	950,000	1,025,707
#AT2725, 3.000%, due 05/01/43	375,608	376,289
#AP6056, 3.000%, due 07/01/43	64,615	64,726
#AS0302, 3.000%, due 08/01/43	22,802	22,840
#AU3735, 3.000%, due 08/01/43	87,746	87,895
#AV1735, 3.000%, due 11/01/43	67,409	67,539
#AH4568, 4.000%, due 03/01/41	91,438	96,975
#AS5669, 4.000%, due 08/01/45	198,399	210,937
#AE0106, 4.500%, due 06/01/40	896	970
#890209, 5.000%, due 05/01/40	131,013	144,493
#688066, 5.500%, due 03/01/33	79,320	90,108
#688314, 5.500%, due 03/01/33	74,786	83,607

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2015 (unaudited)

	Face amount	Value
Bonds—(Continued)
Mortgage & agency debt securities—(Concluded)
United States—(Concluded)
#802481, 5.500%, due 11/01/34	$134,798	$150,410
#408267, 6.000%, due 03/01/28	11,466	13,098
#323715, 6.000%, due 05/01/29	6,408	7,309
#676733, 6.000%, due 01/01/33	51,563	58,380
#831730, 6.500%, due 09/01/36	54,469	62,247
First Horizon Asset Securities, Inc., Series 2004-FL1, Class 1A1, 0.692%, due 02/25/35[3]	20,473	18,417
Government National Mortgage Association Pools, #G2 AB2784, 3.500%, due 08/20/42,	74,142	77,707
3.500%, TBA	775,000	807,639
4.500%, TBA	25,000	26,855
#G2 779425, 4.000%, due 06/20/42,	78,429	84,285
#G2 2687, 6.000%, due 12/20/28	13,434	15,131
#G2 2794, 6.000%, due 08/20/29	41,987	47,245
#G2 4245, 6.000%, due 09/20/38	31,205	34,914
Total mortgage & agency debt securities (cost $11,053,417)		11,130,540
Municipal bonds: 1.62%
Chicago Transit Authority, Series 2008-A, 6.899%, due 12/01/40	50,000	57,703
Los Angeles Unified School District, 6.758%, due 07/01/34	70,000	92,226
Metropolitan Transportation Authority Revenue Bonds, 6.668%, due 11/15/39	30,000	39,324
State of California, GO Bonds, 7.300%, due 10/01/39	125,000	174,657
State of Illinois, GO Bonds, 5.877%, due 03/01/19	180,000	192,598
Total municipal bonds (cost $499,450)		556,508
	Face amount	Value
US government obligations: 15.14%
Tennessee Valley Authority, 2.875%, due 09/15/24	$70,000	$70,388
US Treasury Bonds, 2.750%, due 11/15/42	400,000	380,584
2.875%, due 05/15/43	600,000	583,789
2.875%, due 08/15/45[1]	115,000	111,474
3.750%, due 11/15/43	75,000	86,220
US Treasury Inflation Indexed Notes (TIPS), 0.125%, due 04/15/20[7]	800,000	801,554
0.375%, due 07/15/25[7]	544,000	527,327
2.000%, due 01/15/16[7]	850,000	1,018,564
US Treasury Notes, 1.000%, due 08/15/18	275,000	273,247
2.000%, due 08/15/25[1]	300,000	292,496
2.250%, due 11/15/25[1]	1,075,000	1,072,594
Total US government obligations (cost $5,270,417)		5,218,237
Non-US government obligations: 3.41%
Brazil: 0.58%
Banco Nacional de Desenvolvimento Economico e Social, 3.375%, due 09/26/16[2]	200,000	198,000
Chile: 0.30%
Republic of Chile, 3.250%, due 09/14/21	100,000	103,250
Colombia: 0.26%
Republic of Colombia, 8.125%, due 05/21/24	75,000	90,375
Germany: 0.07%
KFW, 3.008%, due 04/18/36[8]	45,000	23,597
Israel: 0.47%
Israel Government AID Bond, 5.500%, due 09/18/33	125,000	161,392
Mexico: 0.49%
United Mexican States, 4.000%, due 10/02/23	150,000	151,950
6.750%, due 09/27/34	15,000	18,000
		169,950

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2015 (unaudited)

	Face amount	Value
Bonds—(Concluded)
Non-US government obligations—(Concluded)
Peru: 0.53%
Peruvian Government International Bond, 7.125%, due 03/30/19	$50,000	$56,925
7.350%, due 07/21/25	100,000	125,250
		182,175
Philippines: 0.32%
Republic of the Philippines, 10.625%, due 03/16/25	70,000	110,425
Poland: 0.08%
Republic of Poland, 5.000%, due 03/23/22	25,000	27,601
Turkey: 0.31%
Republic of Turkey, 6.750%, due 04/03/18	100,000	107,650
Total Non-US government obligations (cost $1,197,078)		1,174,415
Total bonds (cost $34,466,177)		34,167,448
	Shares
Short-term investment: 26.72%
Investment company: 26.72%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $9,209,679)	9,209,679	9,209,679
	Face amount covered by contracts
Options purchased: 0.06%
Call options: 0.05%
Foreign Exchange Option, Buy USD/EUR, strike@ EUR 0.95, expires January 2016, counterparty: MSC	$690,000	472
	Face amount covered by contracts	Value
Foreign Exchange Option, Buy USD/EUR, strike@ EUR 0.93, expires March 2016, counterparty: MSC	$705,000	$10,513
Foreign Exchange Option, Buy USD/INR, strike@ INR 67.34, expires March 2016, counterparty: MLI	345,000	2,886
Foreign Exchange Option, Buy USD/JPY, strike@ JPY 120.94, expires January 2016, counterparty: MSC	700,000	3,676
		17,547
	Number of contracts
Put options: 0.00%[9]
3 Year Euro-Dollar Midcurve, strike@ USD 97.75, expires June 2016,	26	162
	Notional Amount
Options purchased on credit default swaps on credit indices: 0.01%[10]
Expiring 01/20/16. If exercised the payment from the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of referenced obligation specified in the CDX.NA.IG Series 25 Index and the Fund receives quarterly fixed rate of 1.000% per annum. Underlying credit default swap terminating 12/20/20. European style. Counterparty: JPMCB	$1,750,000	2,674
Total options purchased (cost $83,552)		20,383

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2015 (unaudited)

	Shares	Value
Investment of cash collateral from securities loaned: 0.03%
UBS Private Money Market Fund LLC[11] (cost $9,480)	9,480	$9,480
Total investments: 125.96% (cost $43,768,888)		43,406,990
Liabilities, in excess of cash and other assets: (25.96%)		(8,944,213)
Net assets: 100.00%		$34,462,777

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$230,457
Gross unrealized depreciation	(592,355)
Net unrealized depreciation of investments	$(361,898)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 117. Portfolio footnotes begin on page 107.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation
CIBC	USD	330,960	CAD	460,000	01/11/16	$1,484
JPMCB	CAD	460,000	USD	343,700	01/11/16	11,256
MSC	USD	695,000	JPY	84,064,420	01/12/16	4,531
Net unrealized appreciation on forward foreign currency contracts						$17,271

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
10 Year US Treasury Notes, 22 contracts (USD)	March 2016	$2,783,423	$2,769,938	$(13,485)
US Treasury futures sell contracts:
2 Year US Treasury Notes, 9 contracts (USD)	March 2016	(1,958,893)	(1,955,110)	3,783
5 Year US Treasury Notes, 1 contract (USD)	March 2016	(118,451)	(118,320)	131
Net unrealized depreciation on futures contracts				$(9,571)

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2015 (unaudited)

Credit default swaps on corporate and sovereign issues—buy protection12

Counterparty	Referenced obligation[13]	Notional amount		Termination date	Payments made by the Fund[14]	Upfront payments made	Value	Unrealized appreciation
JPMCB	Russian Federation bond, 7.500%, due 03/31/30	USD	260,000	12/20/20	1.000%	$(23,146)	$23,874	$728

Credit default swaps on corporate and sovereign issues—sell protection15

Counterparty	Referenced obligation[13]	Notional amount		Termination date	Payments received by the Fund[14]	Upfront Payments received	Value	Unrealized appreciation	Credit spread[16]
MSC	Portuguese Republic bond, 4.950%, due 10/25/23	USD	320,000	09/20/20	1.000%	$9,668	$(9,369)	$299	1.671%

Credit default swaps on credit indices—sell protection15

Counterparty	Referenced index[13]	Notional amount		Termination date	Payments received by the Fund[14]	Upfront payments (made)/ received	Value	Unrealized depreciation	Credit spread[16]
MLI	CMBX.NA.BB. Series 6 Index	USD	325,000	05/11/63	5.000%	$(858)	$(13,926)	$(14,784)	4.93%
MLI	CMBX.NA.BB. Series 6 Index	USD	300,000	05/11/63	5.000	(9,368)	(12,854)	(22,222)	4.93
MSC	CMBX.NA.BB. Series 6 Index	USD	300,000	05/11/63	5.000	2,809	(12,855)	(10,046)	4.93
						$(7,417)	$(39,635)	$(47,052)

Centrally cleared interest rate swap agreements

Notional amount		Termination date	Payments made by the Fund[14]	Payments received by the Fund[14]	Value	Unrealized appreciation
USD	1,050,000	11/30/22	1.902%	3 month USD LIBOR	$7,741	$7,741

Centrally cleared credit default swaps on credit indices—buy protection12

Referenced index[13]	Notional amount		Termination date	Payments made by the Fund[14]	Value	Unrealized appreciation
CDX.NA.IG. Series 25 Index	USD	2,400,000	12/20/20	1.000%	$(13,844)	$3,071

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2015 (unaudited)

Options written

	Expiration date	Premiums received	Value
Call options
3 Year Euro-Dollar Midcurve, 26 contracts, strike @ USD 98.75	June 2016	$21,034	$(23,075)
Foreign Exchange Option, Sell USD/CNY, 345,000 face amount covered by contracts, strike @ CNY 6.65 counterparty: MLI	March 2016	4,531	(4,387)
Put options
3 Year Euro-Dollar Midcurve, 26 contracts, strike @ USD 96.75	June 2016	21,034	(163)
Foreign Exchange Option, Sell USD/EUR, 690,000 face amount covered by contracts, strike @ EUR 0.89, counterparty: MSC	May 2016	8,143	(8,697)
Foreign Exchange Option, Sell USD/EUR, 705,000 face amount covered by contracts, strike @ EUR 0.87, counterparty: MLI	June 2016	6,243	(5,629)
Foreign Exchange Option, Sell USD/JPY, 1,000,000 face amount covered by contracts, strike @ JPY 118.00, counterparty: MSC	April 2016	14,580	(12,387)
Options written on credit default swaps on credit indices[10]
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 25 Index and the Fund pays quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 12/20/20. European style. Counterparty: BB, Notional Amount USD 1,040,000	February 2016	6,448	(1,479)
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 25 Index and the Fund pays quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 12/20/20. European style. Counterparty: BB, Notional Amount USD 350,000	April 2016	7,245	(4,965)
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 25 Index and the Fund pays quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 12/20/20. European style. Counterparty: DB, Notional Amount USD 700,000	February 2016	3,290	(995)
Total options written		$92,548	$(61,777)

Written options activity for the period ended December 31, 2015 was as follows:

	Number of contracts	Premiums received
Options outstanding at June 30, 2015	52	$42,068
Options written	—	—
Options terminated in closing purchase transactions	—	—
Options expired prior to exercise	—	—
Options outstanding at December 31, 2015	52	$42,068

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2015 (unaudited)

Written swaptions and foreign exchange options activity for the period ended December 31, 2015 was as follows:

Swaptions & foreign exchange options outstanding at June 30, 2015	$8,222
Swaptions & foreign exchange options written	112,120
Swaptions & foreign exchange options terminated in closing purchase transactions	(69,862)
Swaptions & foreign exchange options expired prior to exercise	—
Swaptions & foreign exchange options outstanding at December 31, 2015	$50,480

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$10,490,469	$—	$10,490,469
Asset-backed securities	—	3,276,630	—	3,276,630
Commercial mortgage-backed securities	—	2,320,649	—	2,320,649
Mortgage & agency debt securities	—	11,130,540	—	11,130,540
Municipal bonds	—	556,508	—	556,508
US government obligations	—	5,218,237	—	5,218,237
Non-US government obligations	—	1,174,415	—	1,174,415
Short-term investment	9,209,679	—	—	9,209,679
Options purchased	162	20,221	—	20,383
Investment of cash collateral from securities loaned	—	9,480	—	9,480
Forward foreign currency contracts	—	17,271	—	17,271
Futures contracts	3,914	—	—	3,914
Swap agreements, at value	—	31,615	—	31,615
Total	$9,213,755	$34,246,035	$—	$43,459,790
Liabilities
Futures contracts	$(13,485)	$—	$—	$(13,485)
Options written	(23,238)	(38,539)	—	(61,777)
Swap agreements, at value	—	(62,848)	—	(62,848)
Total	$(36,723)	$(101,387)	$—	$(138,110)

During the period ended December 31, 2015, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1  Security, or portion thereof, was on loan at December 31, 2015.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the value of these securities amounted to $3,395,558 or 9.85% of net assets.

3  Variable or floating rate security—The interest rate shown is the current rate as of December 31, 2015 and changes periodically.

4  Perpetual investment. Date shown reflects the next call date.

5  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2015. Maturity date disclosed is the ultimate maturity date.

6  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2015 (unaudited)

7  Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer's country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.

8  Rate shown is the discount rate at the date of purchase.

9  Amount represents less than 0.005%.

10  Illiquid investment as of December 31, 2015.

11  The table below details the Fund's investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/15	Purchases during the six months ended 12/31/15	Sales during the six months ended 12/31/15	Net realized gain (loss) during the six months ended 12/31/15	Change in net unrealized appreciation/ (depreciation) during the six months ended 12/31/15	Value 12/31/15	Net income earned from affiliate for the six months ended 12/31/15
UBS Cash Management Prime Relationship Fund	$8,382,243	$18,092,817	$26,475,060	$—	$—	$—	$2,397
UBS Private Money Market Fund LLC[a]	159,900	1,817,522	1,967,942	—	—	9,480	9
	$8,542,143	$19,910,339	$28,443,002	$—	$—	$9,480	$2,406

a  The Advisor earns a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

12  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index/obligation, or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

13  Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.

14  Payments made or received are based on the notional amount.

15  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index/obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index/obligation.

16  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

See accompanying notes to financial statements.

UBS Municipal Bond Fund

Portfolio performance

For the six months ended December 31, 2015, Class A shares of UBS Municipal Bond Fund (the "Fund") gained 3.53% (Class A shares returned 1.18% after the deduction of the maximum sales charge), while Class P shares rose 3.56%. For comparison purposes, the Fund's benchmark, the Barclays Municipal Bond Index (the "Index"), returned 3.18%, and the Barclays Municipal Managed Money Intermediate (1-17) Index advanced 3.40% over the same time period. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 111; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund used US Treasury futures during the reporting period to adjust its duration positioning. Overall, the use of Treasury futures detracted from performance.

Portfolio performance summary1

What worked

•  Positioning in several parts of the municipal yield curve was additive for performance. The Fund's overweights to the 7-10 year and 15-20 year portions of the municipal curve were beneficial given their outperformance versus the Index. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.)

•  The Fund's sector positioning, overall, was positive for performance. Security selection drove the Fund's outperformance among sectors, overall. In addition, an underweight to the housing sector was additive for results.

•  An underweight to AAA-rated municipal bonds was beneficial as they lagged the Index.

What didn't work

•  An underweight to the long end of the municipal yield curve was detrimental to results as it outperformed the Index.

•  An underweight to BBB-rated municipal securities was not rewarded as they outperformed the Index.

•  The Fund's positioning in certain sectors was negative for results. In particular, an overweight to state general obligation bonds was negative for returns as they lagged the Index. An underweight to transportation detracted from results as this was the top performing sector in the Index.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS Municipal Bond Fund

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2015. The views and opinions in the letter were current as of February 16, 2016. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS Municipal Bond Fund

Average annual total returns for periods ended 12/31/15 (unaudited)

	6 months	1 year	Inception[1]
Before deducting maximum sales charge
Class A2	3.53%	2.94%	3.36%
Class C3	3.17	2.35	2.80
Class P4	3.56	3.10	3.52
After deducting maximum sales charge
Class A2	1.18%	0.64%	1.32%
Class C3	2.42	1.60	2.80
Barclays Municipal Bond Index[5]	3.18%	3.30%	3.74%
Barclays Municipal Managed Money Intermediate (1-17) Index[6]	3.40	3.40	3.69

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2015 prospectuses were as follows: Class A—1.46% and 0.65%; Class C—1.98% and 1.15%; Class P—1.23% and 0.40%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 27, 2016, do not exceed 0.65% for Class A shares, 1.15% for Class C shares and 0.40% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, the UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of all shares of UBS Municipal Bond Fund and the indices is November 10, 2014.

2  Maximum sales charge for Class A shares is 2.25%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Barclays Municipal Bond Index is an unmanaged index designed to measure the total return of the US dollar denominated tax exempt bond market. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The Barclays Municipal Managed Money Intermediate (1-17) Index is an unmanaged sub-index of the Barclays Municipal Managed Money Index, which is a rules-based, market-value-weighted index designed to track the performance of municipal securities issued by state and local municipalities whose interest is exempt from federal income tax and the federal alternative minimum tax. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the funds made during the holding periods specified in the prospectus will be eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Municipal Bond Fund

Summary of municipal securities by state (unaudited)

As a percentage of net assets as of December 31, 2015

Long-term municipal bonds
California	5.57%
Florida	15.29
Illinois	9.38
Maryland	1.56
Massachusetts	1.59
Michigan	5.51
Minnesota	1.54
Nebraska	3.49
Nevada	3.27
New Jersey	10.02
New York	12.28
Pennsylvania	12.94
Rhode Island	3.00
South Carolina	1.77
Texas	6.24
Washington	3.28
Total long-term municipal bonds	96.73%
Short-term investment	1.94
Total investments	98.67%
Cash and other assets, less liabilities	1.33
Net assets	100.00%

UBS Municipal Bond Fund

Portfolio of investments

December 31, 2015 (unaudited)

	Face amount	Value
Long-term municipal bonds: 96.73%
California: 5.57%
California State Public Works Board Revenue Bonds, Series F, 5.000%, due 05/01/26	$1,500,000	$1,852,650
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement, Asset-Backed Revenue Bonds, Series A, 5.000%, due 06/01/32	1,000,000	1,175,550
5.000%, due 06/01/33	650,000	761,176
		3,789,376
Florida: 15.29%
School District of St. Lucie County, Sales Tax Revenue Bonds, AGC, 5.000%, due 10/01/26	1,020,000	1,229,590
The School Board of Lake County, COP, Series A, AMBAC, 5.000%, due 06/01/16[1]	1,000,000	1,019,110
The School Board of Broward County, COP, Series B, 5.000%, due 07/01/30	2,000,000	2,348,400
The School Board of Miami-Dade County, COP, Series A, 5.000%, due 05/01/31	1,000,000	1,152,920
Series D, 5.000%, due 02/01/23	1,000,000	1,179,690
5.000%, due 11/01/31	1,000,000	1,145,790
The School Board of Palm Beach County, COP, Series B, 5.000%, due 08/01/31	1,000,000	1,166,390
School Board of Volusia County, Certificates Refunding, Master Lease Program, COP, Series B, 5.000%, due 08/01/31	1,000,000	1,157,710
		10,399,600
	Face amount	Value
Illinois: 9.38%
City of Chicago O'Hare International Airport, Senior Lien Revenue Bonds, Series B, 5.000%, due 01/01/30	$1,000,000	$1,156,730
5.000%, due 01/01/31	1,050,000	1,210,986
5.250%, due 01/01/29	500,000	583,605
Illinois Finance Authority, Sherman Health Systems Revenue Bonds, Series A, 5.500%, due 08/01/17[1]	1,000,000	1,073,160
State of Illinois Revenue Bonds, 5.000%, due 06/15/22	1,105,000	1,303,237
State of Illinois, GO Bonds, Series B, 5.250%, due 01/01/18	1,000,000	1,057,140
		6,384,858
Maryland: 1.56%
State of Maryland, GO Bonds, Series B, 4.500%, due 08/01/17	1,000,000	1,059,280
Massachusetts: 1.59%
The Commonwealth of Massachusetts, Consolidated Loan of 2002, GO Bonds, Series C, NATL-RE, 5.500%, due 11/01/17	1,000,000	1,084,830
Michigan: 5.51%
Michigan Finance Authority Revenue Bonds, Q-SBLF, 5.000%, due 06/01/20	1,150,000	1,264,183
Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, 5.000%, due 10/01/17	1,160,000	1,244,796
State Building Authority of Michigan, Facilities Program Revenue Bonds, Series I, 5.000%, due 04/15/21	1,060,000	1,240,794
		3,749,773

UBS Municipal Bond Fund

Portfolio of investments

December 31, 2015 (unaudited)

	Face amount	Value
Long-term municipal bonds—(Continued)
Minnesota: 1.54%
State of Minnesota, Trunk Highway, GO Bonds, Series B, 4.000%, due 08/01/17	$1,000,000	$1,051,590
Nebraska: 3.49%
Public Power Generation Agency, Whelan Energy Center Unit-2 Revenue Bonds, Series A, 5.000%, due 01/01/24	2,000,000	2,371,660
Nevada: 3.27%
Clark County, Las Vegas-Mccarran International Airport Revenue Bonds, Series C, 5.000%, due 07/01/27	1,815,000	2,224,355
New Jersey: 10.02%
New Jersey Economic Development Authority, School Facilities Construction Revenue Bonds, Series II, 5.000%, due 03/01/22	750,000	827,947
Series XX, 5.000%, due 06/15/22	1,000,000	1,105,850
New Jersey Turnpike Authority Revenue Bonds, 5.000%, due 01/01/34	860,000	998,460
Series A, 5.000%, due 01/01/27	1,000,000	1,197,140
State of New Jersey, GO Bonds, 5.000%, due 06/01/16	1,000,000	1,019,250
State of New Jersey, Various Purpose, GO Bonds, 5.000%, due 06/01/18	500,000	540,340
5.000%, due 06/01/20	1,000,000	1,128,000
		6,816,987
New York: 12.28%
City of New York, Tax Exempt, GO Bonds, Series I, 5.000%, due 08/01/17	1,040,000	1,108,463
County of Nassau, GO Bonds, Series A, TAN 2.000%, due 09/15/16	3,500,000	3,533,250
	Face amount	Value
New York City Transitional Finance Authority Revenue Bonds, Series I, 5.000%, due 05/01/34	$1,250,000	$1,459,987
Subseries B-1, 5.000%, due 08/01/33	1,000,000	1,185,240
Port Authority of New York and New Jersey Revenue Bonds, Series 194, 5.000%, due 10/15/30	875,000	1,064,718
		8,351,658
Pennsylvania: 12.94%
Allegheny County, Sanitary Authority Sewer Revenue Bonds, 5.000%, due 12/01/20	1,000,000	1,158,630
City of Philadelphia, GO Bonds, Series A, 5.000%, due 08/01/22	1,000,000	1,175,970
City of Philadelphia, Water and Wastewater Revenue Bonds, Series B, 5.000%, due 11/01/21	1,400,000	1,661,338
Commonwealth of Pennsylvania, GO Bonds, 5.000%, due 08/15/21	1,700,000	2,002,005
Pennsylvania Turnpike Commission Revenue Bonds, Series A-1, 5.000%, due 12/01/24	1,500,000	1,830,075
Philadelphia Municipal Authority, City Agreement Revenue Bonds, 5.000%, due 11/15/17	910,000	976,330
		8,804,348
Rhode Island: 3.00%
Tobacco Settlement Fing Corp., Asset-Backed Revenue Bonds, Series A, 4.000%, due 06/01/17	850,000	887,171
5.000%, due 06/01/21	1,000,000	1,156,060
		2,043,231
South Carolina: 1.77%
South Carolina State Public Service Authority Revenue Bonds, Series C, 5.000%, due 12/01/22	1,000,000	1,205,590

UBS Municipal Bond Fund

Portfolio of investments

December 31, 2015 (unaudited)

	Face amount	Value
Long-term municipal bonds—(Concluded)
Texas: 6.24%
Austin Community College District Public Facility Corp., Round Rock Campus Revenue Bonds, 5.000%, due 08/01/24	$1,000,000	$1,205,890
North Texas Tollway Authority System Revenue Bonds, Series A, 5.000%, due 01/01/25	1,000,000	1,198,690
Texas Transportation Commission, GO Bonds, Series A, 5.000%, due 10/01/29	1,500,000	1,837,920
		4,242,500
Washington: 3.28%
State of Washington, Motor Vehicle Fuel Tax, GO Bonds, Series 5D, 4.000%, due 07/01/17	1,000,000	1,048,230
	Face amount	Value
State of Washington, Various Purpose, GO Bonds, Series A-1, 5.000%, due 08/01/36	$1,000,000	$1,182,850
		2,231,080
Total long-term municipal bonds (cost $64,779,400)		65,810,716
	Shares
Short-term investment: 1.94%
Investment company: 1.94%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $1,316,882)	1,316,882	1,316,882
Total investments: 98.67% (cost $66,096,282)		67,127,598
Cash and other assets, less liabilities: 1.33%		903,140
Net assets: 100.00%		$68,030,738

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$1,062,815
Gross unrealized depreciation	(31,499)
Net unrealized appreciation of investments	$1,031,316

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 117. Portfolio footnotes begin on page 116.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Long-term municipal bonds	$—	$65,810,716	$—	$65,810,716
Short-term investment	1,316,882	—	—	1,316,882
Total	$1,316,882	$65,810,716	$—	$67,127,598

During the period ended December 31, 2015, there were no transfers between Level 1 and Level 2.

The UBS Funds

December 31, 2015 (unaudited)

Portfolio footnotes

1  Security is prerefunded or escrowed to maturity. The maturity date shown is the earlier reset date or the date of the prerefunded call.

The table below details the Fund's investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/15	Purchases during the six months ended 12/31/15	Sales during the six months ended 12/31/15	Value 12/31/15	Net income earned from affiliate for the six months ended 12/31/15
UBS Cash Management Prime Relationship Fund	$399,871	$36,892,158	$37,292,029	$—	$773

See accompanying notes to financial statements.

The UBS Funds

December 31, 2015 (unaudited)

Portfolio acronyms

ADR  American Depositary Receipt

AGC  Assured Guaranty Corp.

AMBAC  American Municipal Bond Assurance Corp.

BBA  British Bankers' Association

CDO  Collateralized Debt Obligations

CLO  Collateralized Loan Obligations

COP  Certificate of Participation

CVA  Dutch Certification—Depository Certificate

ETF  Exchange Traded Fund

EURIBOR  Euro Interbank Offered Rate

GDR  Global Depositary Receipt

GO  General Obligation

IO  Interest only—This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

LIBOR  London Interbank Offered Rate

MSCI  Morgan Stanley & Co. International PLC

NATL  Insured by National Public Finance Guarantee Corp.

PO  Principal only security—This security entitles the holder to receive principal payments from an underlying pool of assetsor on the security itself. In the case of asset-backed securities, high prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal slower than expected and cause the yield to decrease.

Q-SBLF  Qualified School Bond Loan Fund

RE  Reinsured

REIT  Real Estate Investment Trust

REMIC  Real Estate Mortgage Investment Conduit

SPDR  Standard & Poor's Depository Receipts

TAN  Tax Anticipation Note

TBA  (To be announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definate maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.

Counterparty abbreviations

BB  Barclays Bank PLC

CIBC  Canadian Imperial Bank of Commerce

CITI  Citibank NA

CSI  Credit Suisse International

DB  Deutsche Bank AG

GSI  Goldman Sachs International

JPMCB  JPMorgan Chase Bank

MLI  Merrill Lynch International

MSC  Morgan Stanley & Co.

SSB  State Street Bank

Currency abbreviations

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CNY  Chinese Yuan

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar
ILS  Israel New Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

NZD  New Zealand Dollar

PEN  Peru Nuevo Sol

PLN  Polish Zloty

RUB  Russian Ruble

SEK  Swedish Krona

SGD  Singapore Dollar

TRY  Turkish Lira

USD  United States Dollar

See accompanying notes to financial statements.

The UBS Funds

December 31, 2015 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 to December 31, 2015.

Actual expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

This projection assumes that annualized expense ratios were in effect during the period July 1, 2015 to December 31, 2015.

The UBS Funds

December 31, 2015 (unaudited)

		Beginning account value July 1, 2015	Ending account value December 31, 2015	Expenses paid during period* 07/01/15 – 12/31/15	Expense ratio during period
UBS Dynamic Alpha Fund
Class A	Actual	$1,000.00	$930.10	$6.55	1.35%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.35	6.85	1.35
Class C	Actual	1,000.00	926.90	10.17	2.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.58	10.63	2.10
Class P	Actual	1,000.00	932.60	5.34	1.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.61	5.58	1.10
UBS Global Allocation Fund
Class A	Actual	1,000.00	970.10	6.64	1.34
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.40	6.80	1.34
Class C	Actual	1,000.00	967.40	10.39	2.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.58	10.63	2.10
Class P	Actual	1,000.00	971.90	5.30	1.07
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.76	5.43	1.07
UBS Asset Growth Fund
Class A	Actual	1,000.00	871.60	6.59	1.40
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.10	7.10	1.40
Class C	Actual	1,000.00	868.30	10.10	2.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.33	10.89	2.15
Class P	Actual	1,000.00	871.70	5.41	1.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.36	5.84	1.15

*  Expenses are equal to each Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one- half year period).

The UBS Funds

December 31, 2015 (unaudited)

		Beginning account value July 1, 2015	Ending account value December 31, 2015	Expenses paid during period* 07/01/15 – 12/31/15	Expense ratio during period
UBS International Sustainable Equity Fund
Class A	Actual	$1,000.00	$911.60	$6.01	1.25%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.85	6.34	1.25
Class C	Actual	1,000.00	908.20	9.59	2.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.08	10.13	2.00
Class P	Actual	1,000.00	912.90	4.81	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.11	5.08	1.00
UBS U.S. Large Cap Equity Fund
Class A	Actual	1,000.00	935.00	5.84	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.10	6.09	1.20
Class C	Actual	1,000.00	931.40	9.47	1.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.33	9.88	1.95
Class P	Actual	1,000.00	936.10	4.62	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.36	4.82	0.95
UBS U.S. Small Cap Growth Fund
Class A	Actual	1,000.00	880.80	5.86	1.24
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.90	6.29	1.24
Class C	Actual	1,000.00	877.50	9.39	1.99
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.13	10.08	1.99
Class P	Actual	1,000.00	881.60	4.68	0.99
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.16	5.03	0.99

*  Expenses are equal to each Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one- half year period).

The UBS Funds

December 31, 2015 (unaudited)

		Beginning account value July 1, 2015	Ending account value December 31, 2015	Expenses paid during period* 07/01/15 – 12/31/15	Expense ratio during period
UBS U.S. Equity Opportunity Fund
Class A	Actual	$1,000.00	$936.00	$5.84	1.20%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.10	6.09	1.20
Class C	Actual	1,000.00	931.90	9.47	1.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.33	9.88	1.95
Class P	Actual	1,000.00	937.10	4.63	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.36	4.82	0.95
UBS Fixed Income Opportunities Fund
Class A	Actual	1,000.00	956.70	4.67	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.36	4.82	0.95
Class C	Actual	1,000.00	955.20	7.13	1.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.85	7.35	1.45
Class P	Actual	1,000.00	957.90	3.45	0.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.62	3.56	0.70
UBS Core Plus Bond Fund
Class A	Actual	1,000.00	1,000.50	3.22	0.64
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.92	3.25	0.64
Class C	Actual	1,000.00	997.90	5.73	1.14
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.41	5.79	1.14
Class P	Actual	1,000.00	1,001.60	1.96	0.39
	Hypothetical (5% annual return before expenses)	1,000.00	1,023.18	1.98	0.39

*  Expenses are equal to each Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one- half year period).

The UBS Funds

December 31, 2015 (unaudited)

		Beginning account value July 1, 2015	Ending account value December 31, 2015	Expenses paid during period* 07/01/15 – 12/31/15	Expense ratio during period
UBS Municipal Bond Fund
Class A	Actual	$1,000.00	$1,035.30	$3.33	0.65%
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.87	3.30	0.65
Class C	Actual	1,000.00	1,031.70	5.87	1.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.36	5.84	1.15
Class P	Actual	1,000.00	1,035.60	2.05	0.40
	Hypothetical (5% annual return before expenses)	1,000.00	1,023.13	2.03	0.40

*  Expenses are equal to each Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one- half year period).

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The UBS Funds

Financial statements

Statement of assets and liabilities
December 31, 2015 (unaudited)

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Asset Growth Fund	UBS International Sustainable Equity Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$266,601,407	$360,116,783	$21,296,411	$26,885,263
Affiliated issuers	—	75,874,709	—	—
Investment of cash collateral in an affiliated issuer received from securities loaned[1]	2,051,165	24,501,707	1,739,652	1,229,986
Foreign currency	3,926,153	2,262,567	4	37,365
	$272,578,725	$462,755,766	$23,036,067	$28,152,614
Investments, at value:
Unaffiliated issuers	$241,097,696	$358,238,367	$20,939,550	$26,138,452
Affiliated issuers	—	73,094,103	—	—
Investment of cash collateral in an affiliated issuer received from securities loaned[1]	2,051,165	24,501,707	1,739,652	1,229,986
Foreign currency	3,857,827	2,256,035	3	36,654
Cash	—	—	—	—
Receivables:
Investment securities sold	435,707	87,129	—	—
Interest	2,481,809	482,667	735	93
Fund shares sold	200,007	97,209	51,265	254,209
Foreign tax reclaims	1,674	176,415	—	8,329
Due from Advisor	—	—	1,949	2,648
Dividends	900	146,817	26,285	35,837
Variation margin on futures contracts	972,409	—	318,106	—
Variation margin on centrally cleared swap agreements	—	603,952	—	—
Due from broker	1,586,269	128,748	—	—
Cash collateral for futures contracts	10,632,163	12,848,869	1,229,378	—
Cash collateral for swap agreements	5,521,000	1,553,129	—	—
Outstanding swap agreements, at value[2]	6,003,413	—	—	—
Unrealized appreciation on forward foreign currency contracts	1,063,711	951,382	—	—
Other assets	58,847	54,613	23,355	27,344
Total assets	275,964,597	475,221,142	24,330,278	27,733,552
Liabilities:
Payables:
Cash collateral from securities loaned	2,051,165	24,501,707	1,739,652	1,229,986
Investment securities purchased	—	486,105	646,431	—
Investment advisory and administration fee	193,715	344,279	—	—
Custody and fund accounting fees	72,850	80,707	21,453	21,639
Fund shares redeemed	1,875,617	1,786,489	174,504	—
Distribution and service fees	47,731	165,883	7,499	3,805
Trustees' fees	18,035	24,937	6,080	6,081
Due to broker	—	—	398,283	—
Variation margin on futures contracts	—	24,856	—	—
Accrued expenses	117,278	161,798	45,379	51,851
Outstanding swap agreements, at value[2]	5,468,262	—	—	—
Unrealized depreciation on forward foreign currency contracts	680,179	333,550	—	—
Total liabilities	10,524,832	27,910,311	3,039,281	1,313,362
Net assets	$265,439,765	$447,310,831	$21,290,997	$26,420,190

1  The market value of securities loaned by UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Asset Growth Fund, UBS International Sustainable Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Small Cap Growth Fund and UBS U.S. Equity Opportunity Fund as of December 31, 2015 was $19,833,278, $28,466,289, $1,703,003, $1,169,301, $2,768,284, $19,580,597 and $2,667,684, respectively.

2  Net upfront payments received by UBS Dynamic Alpha Fund were $76,070.

The UBS Funds

Financial statements

	UBS U.S. Large Cap Equity Fund	UBS U.S. Small Cap Growth Fund	UBS U.S. Equity Opportunity Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$39,016,193	$190,129,643	$40,116,665
Affiliated issuers	—	—	—
Investment of cash collateral in an affiliated issuer received from securities loaned[1]	2,846,580	19,847,673	2,692,994
Foreign currency	—	—	4,815
	$41,862,773	$209,977,316	$42,814,474
Investments, at value:
Unaffiliated issuers	$39,070,831	$205,839,907	$40,350,587
Affiliated issuers	—	—	—
Investment of cash collateral in an affiliated issuer received from securities loaned[1]	2,846,580	19,847,673	2,692,994
Foreign currency	—	—	4,482
Cash	13	—	—
Receivables:
Investment securities sold	54,443	—	41,798
Interest	1,920	22,805	3,233
Fund shares sold	188	30,916,479	—
Foreign tax reclaims	—	—	—
Due from Advisor	—	—	—
Dividends	52,554	14,647	73,938
Variation margin on futures contracts	—	—	—
Variation margin on centrally cleared swap agreements	—	—	—
Due from broker	—	—	—
Cash collateral for futures contracts	—	—	—
Cash collateral for swap agreements	—	—	—
Outstanding swap agreements, at value[2]	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—
Other assets	26,402	43,146	23,954
Total assets	42,052,931	256,684,657	43,190,986
Liabilities:
Payables:
Cash collateral from securities loaned	2,846,580	19,847,673	2,692,994
Investment securities purchased	71,318	28,525,925	—
Investment advisory and administration fee	9,353	122,042	8,917
Custody and fund accounting fees	17,444	35,342	17,444
Fund shares redeemed	27,453	3,762,221	47,931
Distribution and service fees	4,094	13,668	11,346
Trustees' fees	6,646	13,828	6,873
Due to broker	—	—	—
Variation margin on futures contracts	—	—	—
Accrued expenses	35,414	39,691	56,227
Outstanding swap agreements, at value[2]	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—
Total liabilities	3,018,302	52,360,390	2,841,732
Net assets	$39,034,629	$204,324,267	$40,349,254

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of assets and liabilities (continued)
December 31, 2015 (unaudited)

	UBS Fixed Income Opportunities Fund	UBS Core Plus Bond Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$26,967,488	$43,759,408
Investment of cash collateral in an affiliated issuer received from securities loaned[1]	—	9,480
Foreign currency	2,153	3,745
	$26,969,641	$43,772,633
Investments, at value:
Unaffiliated issuers	$25,758,629	$43,397,510
Investment of cash collateral in an affiliated issuer received from securities loaned[1]	—	9,480
Foreign currency	2,101	3,733
Cash	1,539	—
Receivables:
Investment securities sold	—	3,808,714
Interest	264,267	196,767
Fund shares sold	—	16,135
Foreign tax reclaims	831	—
Due from Advisor	13,354	10,309
Dividends	26	543
Variation margin on centrally cleared swap agreements	76,400	10,529
Due from broker	5,657	33,229
Cash collateral for futures contracts	149,677	27,240
Cash collateral for swap agreements	908,499	49,732
Outstanding swap agreements, at value[2]	1,131,488	23,874
Unrealized appreciation on forward foreign currency contracts	36,675	17,271
Other assets	30,487	31,381
Total assets	28,379,630	47,636,447
Liabilities:
Payables:
Cash collateral from securities loaned	—	9,480
Investment securities purchased	1,104	12,969,139
Custody and fund accounting fees	32,329	23,336
Fund shares redeemed	620,433	1,781
Distribution and service fees	3,104	1,894
Trustees' fees	6,397	6,352
Due to custodian	—	2,188
Due to broker	—	—
Variation margin on futures contracts	78,981	9,571
Accrued expenses	78,943	39,147
Options written, at value[3]	112,930	61,777
Outstanding swap agreements, at value[2]	898,787	49,005
Unrealized depreciation on forward foreign currency contracts	57,385	—
Total liabilities	1,890,393	13,173,670
Net assets	$26,489,237	$34,462,777

1  The market value of securities loaned by UBS Core Plus Bond Fund as of December 31, 2015 was $1,600,811.

2  Net upfront payments made by UBS Fixed Income Opportunities Fund and UBS Core Plus Bond Fund were $39,162 and $20,895 respectively.

3  Premiums received by UBS Fixed Income Opportunities Fund and UBS Core Plus Bond Fund were $568,548 and $92,548 respectively.

The UBS Funds

Financial statements

UBS Municipal Bond Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$66,096,282
Investment of cash collateral in an affiliated issuer received from securities loaned[1]	—
Foreign currency	—
$66,096,282
Investments, at value:
Unaffiliated issuers	$67,127,598
Investment of cash collateral in an affiliated issuer received from securities loaned[1]	—
Foreign currency	—
Cash	—
Receivables:
Investment securities sold	—
Interest	723,993
Fund shares sold	230,157
Foreign tax reclaims	—
Due from Advisor	7,255
Dividends	168
Variation margin on centrally cleared swap agreements	—
Due from broker	—
Cash collateral for futures contracts	—
Cash collateral for swap agreements	—
Outstanding swap agreements, at value[2]	—
Unrealized appreciation on forward foreign currency contracts	—
Other assets	33,824
Total assets	68,122,995
Liabilities:
Payables:
Cash collateral from securities loaned	—
Investment securities purchased	—
Custody and fund accounting fees	19,626
Fund shares redeemed	16
Distribution and service fees	5,535
Trustees' fees	7,611
Due to custodian	—
Due to broker	3
Variation margin on futures contracts	—
Accrued expenses	59,466
Options written, at value[3]	—
Outstanding swap agreements, at value[2]	—
Unrealized depreciation on forward foreign currency contracts	—
Total liabilities	92,257
Net assets	$68,030,738

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of assets and liabilities (continued)
December 31, 2015 (unaudited)

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Asset Growth Fund	UBS International Sustainable Equity Fund
Net assets consist of:
Beneficial interest	$671,278,930	$1,406,885,124	$49,568,350	$35,236,639
Accumulated undistributed (distributions in excess of) net investment income (loss)	(1,575,632)	(1,320,018)	25,773	93,781
Accumulated net realized gain (loss)	(380,872,776)	(953,332,073)	(28,300,586)	(8,161,650)
Net unrealized appreciation (depreciation)	(23,390,757)	(4,922,202)	(2,540)	(748,580)
Net assets	$265,439,765	$447,310,831	$21,290,997	$26,420,190
Class A:
Net assets	$74,533,128	$211,126,296	$10,990,292	$6,840,400
Shares outstanding	11,639,017	19,800,411	1,372,514	801,316
Net asset value and redemption proceeds per share	$6.40	$10.66	$8.01	$8.54
Offering price per share (NAV per share plus maximum sales charge)[1]	$6.77	$11.28	$8.48	$9.04
Class C:
Net assets	$32,941,657	$128,910,653	$5,531,151	$2,660,663
Shares outstanding	5,468,324	12,412,190	699,512	318,374
Net asset value and offering price per share	$6.02	$10.39	$7.91	$8.36
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[1]	$5.96	$10.29	$7.83	$8.28
Class P:
Net assets	$157,964,980	$107,273,882	$4,769,554	$16,919,127
Shares outstanding	24,238,959	9,857,805	595,820	1,977,355
Net asset value per share, offering price per share, and redemption proceeds per share	$6.52	$10.88	$8.01	$8.56

1  For Class A shares of UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Asset Growth Fund, UBS International Sustainable Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Equity Opportunity Fund, the maximum sales charge is 5.50%. For Class A shares of UBS Fixed Income Opportunities Fund and UBS Core Plus Bond Fund, the maximum sales charge is 4.50%. For Class A shares of UBS Municipal Bond Fund, the maximum sales charge is 2.25%. Classes C and P have no front-end sales charges. For Class A, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares on original purchases of $1 million or more that were not subject to a front-end sales charge made within one year of the purchase date. For Class C shares of UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Asset Growth Fund, UBS International Sustainable Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Small Cap Growth Fund and UBS U.S. Equity Opportunity Fund, the maximum contingent deferred sales charge is 1.00%. For Class C shares of UBS Fixed Income Opportunities Fund, UBS Core Plus Bond Fund and UBS Municipal Bond Fund, the maximum contingent deferred sales charge is 0.75%. Class P has no contingent deferred sales charge. If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Shares that an investor holds or purchases prior to implementation of this new holding period are subject to preexisting terms for the holding period as outlined in the prospectus. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the funds made during the holding periods specified in the prospectus was eliminated.

The UBS Funds

Financial statements

	UBS U.S. Large Cap Equity Fund	UBS U.S. Small Cap Growth Fund	UBS U.S. Equity Opportunity Fund
Net assets consist of:
Beneficial interest	$119,609,527	$183,644,925	$40,625,746
Accumulated undistributed (distributions in excess of) net investment income (loss)	118,217	(610,770)	97,626
Accumulated net realized gain (loss)	(80,747,753)	5,579,848	(607,707)
Net unrealized appreciation (depreciation)	54,638	15,710,264	233,589
Net assets	$39,034,629	$204,324,267	$40,349,254
Class A:
Net assets	$9,234,977	$38,065,053	$34,723,436
Shares outstanding	363,554	2,006,950	3,551,986
Net asset value and redemption proceeds per share	$25.40	$18.97	$9.78
Offering price per share (NAV per share plus maximum sales charge)[1]	$26.88	$20.07	$10.35
Class C:
Net assets	$2,192,146	$5,169,595	$3,636,085
Shares outstanding	89,829	317,944	385,226
Net asset value and offering price per share	$24.40	$16.26	$9.44
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[1]	$24.16	$16.10	$9.35
Class P:
Net assets	$27,607,506	$161,089,619	$1,989,733
Shares outstanding	1,083,377	7,925,753	202,505
Net asset value per share, offering price per share, and redemption proceeds per share	$25.48	$20.32	$9.83

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of assets and liabilities (continued)
December 31, 2015 (unaudited)

	UBS Fixed Income Opportunities Fund	UBS Core Plus Bond Fund
Net assets consist of:
Beneficial interest	$34,274,284	$68,690,515
Accumulated undistributed (distributions in excess of) net investment income	778,762	209,696
Accumulated net realized loss	(7,080,330)	(34,078,787)
Net unrealized appreciation (depreciation)	(1,483,479)	(358,647)
Net assets	$26,489,237	$34,462,777
Class A:
Net assets	$4,657,039	$5,016,805
Shares outstanding	523,941	561,923
Net asset value and redemption proceeds per share	$8.89	$8.93
Offering price per share (NAV per share plus maximum sales charge)[1]	$9.31	$9.35
Class C:
Net assets	$2,855,620	$1,212,229
Shares outstanding	321,691	136,244
Net asset value and offering price per share	$8.88	$8.90
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[1]	$8.81	$8.83
Class P:
Net assets	$18,976,578	$28,233,743
Shares outstanding	2,134,257	3,166,919
Net asset value per share, offering price per share, and redemption proceeds per share	$8.89	$8.92

1  For Class A shares of UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Asset Growth Fund, UBS International Sustainable Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Equity Opportunity Fund, the maximum sales charge is 5.50%. For Class A shares of UBS Fixed Income Opportunities Fund and UBS Core Plus Bond Fund, the maximum sales charge is 4.50%. For Class A shares of UBS Municipal Bond Fund, the maximum sales charge is 2.25%. Classes C and P have no front-end sales charges. For Class A, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares on original purchases of $1 million or more that were not subject to a front-end sales charge made within one year of the purchase date. For Class C shares of UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Asset Growth Fund, UBS International Sustainable Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Small Cap Growth Fund and UBS U.S. Equity Opportunity Fund, the maximum contingent deferred sales charge is 1.00%. For Class C shares of UBS Fixed Income Opportunities Fund, UBS Core Plus Bond Fund and UBS Municipal Bond Fund, the maximum contingent deferred sales charge is 0.75%. Class P has no contingent deferred sales charge. If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Shares that an investor holds or purchases prior to implementation of this new holding period are subject to preexisting terms for the holding period as outlined in the prospectus. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the funds made during the holding periods specified in the prospectus was eliminated.

The UBS Funds

Financial statements

UBS Municipal Bond Fund
Net assets consist of:
Beneficial interest	$67,235,932
Accumulated undistributed (distributions in excess of) net investment income	(87,594)
Accumulated net realized loss	(148,916)
Net unrealized appreciation (depreciation)	1,031,316
Net assets	$68,030,738
Class A:
Net assets	$13,159,633
Shares outstanding	1,291,698
Net asset value and redemption proceeds per share	$10.19
Offering price per share (NAV per share plus maximum sales charge)[1]	$10.42
Class C:
Net assets	$4,137,032
Shares outstanding	406,251
Net asset value and offering price per share	$10.18
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[1]	$10.08
Class P:
Net assets	$50,734,073
Shares outstanding	4,982,068
Net asset value per share, offering price per share, and redemption proceeds per share	$10.18

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of operations
For the six months ended December 31, 2015 (unaudited)

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Asset Growth Fund	UBS International Sustainable Equity Fund
Investment income:
Dividends	$699	$2,227,074	$182,047	$219,699
Interest	3,323,436	516,331	—	—
Affiliated income	8,639	32,095	4,232	164
Securities lending[1]	28,090	311,014	18,567	2,717
Foreign tax withheld	—	(86,554)	—	(13,034)
Total income	3,360,864	2,999,960	204,846	209,546
Expenses:
Advisory and administration	1,409,907	2,114,217	119,737	113,434
Distribution and service:
Class A	103,369	281,352	15,114	7,878
Class C	195,404	693,525	30,117	13,503
Transfer agency and related services fees:
Class A	21,352	69,271	2,852	2,140
Class C	15,660	65,538	1,906	1,137
Class P	64,494	27,330	1,022	5,868
Custodian and fund accounting	88,771	100,476	26,062	26,795
Federal and state registration	30,667	27,704	19,244	18,969
Professional services	71,064	80,468	51,729	63,282
Shareholder reports	26,032	47,188	4,507	4,847
Trustees	35,464	48,663	11,975	12,074
Other	39,505	52,554	19,343	15,107
Total expenses	2,101,689	3,608,286	303,608	285,034
Fee waivers and/or expense reimbursements by Advisor	(132,805)	(16,249)	(124,664)	(134,506)
Net expenses	1,968,884	3,592,037	178,944	150,528
Net investment income (loss)	1,391,980	(592,077)	25,902	59,018
Net realized gain (loss) on:
Investments in unaffiliated issuers	(2,092,580)	(3,576,191)	(563,312)	471,515
Investments in affiliated issuers	—	409,106	—	—
Distribution from affiliated issuer	2,473	14,315	1,230	119
Futures contracts	(16,674,725)	(1,403,160)	(3,271,407)	—
Options written	(6,071,281)	—	—	—
Swap agreements	(944,794)	457,279	—	—
Forward foreign currency contracts	5,995,233	3,319,483	—	—
Foreign currency transactions	82,433	(111,730)	47,443	36,043
Net realized gain (loss)	(19,703,241)	(890,898)	(3,786,046)	507,677
Change in net unrealized appreciation/depreciation on:
Investments	(7,129,729)	(16,967,106)	(92,112)	(2,882,340)
Futures contracts	2,564,687	3,673,500	585,856	—
Options written	430,590	—	—	—
Swap agreements	292,135	(467,168)	—	—
Forward foreign currency contracts	(667,172)	(21,683)	—	—
Translation of other assets and liabilities denominated in foreign currency	49,313	3,657	18,752	1,174
Change in net unrealized appreciation/depreciation	(4,460,176)	(13,778,800)	512,496	(2,881,166)
Net realized and unrealized loss	(24,163,417)	(14,669,698)	(3,273,550)	(2,373,489)
Contributions from Advisor	214,280	316,557	—	5,471
Net decrease in net assets resulting from operations	$(22,557,157)	$(14,945,218)	$(3,247,648)	$(2,309,000)

1  Includes affiliated income from UBS Private Money Market Fund LLC of $185, $2,586, $246, $57, $269, $2,331 and $244 for UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Asset Growth Fund, UBS International Sustainable Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Small Cap Growth Fund and UBS U.S. Equity Opportunity Fund, respectively.

The UBS Funds

Financial statements

	UBS U.S. Large Cap Equity Fund	UBS U.S. Small Cap Growth Fund	UBS U.S. Equity Opportunity Fund
Investment income:
Dividends	$305,734	$375,871	$316,836
Interest	—	—	—
Affiliated income	144	2,417	424
Securities lending[1]	15,660	271,650	44,381
Foreign tax withheld	—	—	—
Total income	321,538	649,938	361,641
Expenses:
Advisory and administration	150,445	1,048,774	168,093
Distribution and service:
Class A	11,893	55,419	46,648
Class C	12,060	25,103	19,649
Transfer agency and related services fees:
Class A	2,888	33,344	13,587
Class C	1,084	2,926	2,223
Class P	2,988	23,538	1,380
Custodian and fund accounting	21,402	42,991	21,004
Federal and state registration	19,590	20,601	19,419
Professional services	53,889	54,532	55,187
Shareholder reports	5,807	15,454	13,246
Trustees	13,120	27,706	13,569
Other	15,429	24,194	10,734
Total expenses	310,595	1,374,582	384,739
Fee waivers and/or expense reimbursements by Advisor	(102,878)	(176,118)	(113,224)
Net expenses	207,717	1,198,464	271,515
Net investment income (loss)	113,821	(548,526)	90,126
Net realized gain (loss) on:
Investments in unaffiliated issuers	875,952	6,870,807	4,167,087
Investments in affiliated issuers	—	—	—
Distribution from affiliated issuer	76	1,161	66
Futures contracts	—	—	—
Options written	—	—	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	—	—
Foreign currency transactions	—	—	—
Net realized gain (loss)	876,028	6,871,968	4,167,153
Change in net unrealized appreciation/depreciation on:
Investments	(3,531,709)	(35,371,656)	(7,090,822)
Futures contracts	—	—	—
Options written	—	—	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	—	—
Translation of other assets and liabilities denominated in foreign currency	—	—	(279)
Change in net unrealized appreciation/depreciation	(3,531,709)	(35,371,656)	(7,091,101)
Net realized and unrealized loss	(2,655,681)	(28,499,688)	(2,923,948)
Contributions from Advisor	—	—	—
Net decrease in net assets resulting from operations	$(2,541,860)	$(29,048,214)	$(2,833,822)

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of operations (continued)
For the six months ended December 31, 2015 (unaudited)

	UBS Fixed Income Opportunities Fund	UBS Core Plus Bond Fund
Investment income:
Dividends	$17	$459
Interest	610,896	381,710
Affiliated income	434	2,397
Securities lending[1]	—	1,892
Foreign tax withheld	(5)	—
Total income	611,342	386,458
Expenses:
Advisory and administration	113,459	95,405
Distribution and service:
Class A	6,572	4,268
Class C	12,370	4,545
Transfer agency and related services fees:
Class A	1,453	—
Class C	1,189	1,431
Class P	6,442	2,754
Custodian and fund accounting	39,182	27,814
Federal and state registration	18,814	19,958
Professional services	65,956	52,959
Shareholder reports	18,474	5,091
Trustees	12,679	12,599
Amortization of offering costs	—	—
Other	19,338	9,625
Total expenses	315,928	236,449
Fee waivers and/or expense reimbursements by Advisor	(187,032)	(163,054)
Net expenses	128,896	73,395
Net investment income	482,446	313,063
Net realized gain (loss) on:
Investments in unaffiliated issuers	(2,782,189)	(99,647)
Distribution from affiliated issuer	128	1,064
Futures contracts	1,209,198	23,473
Options written	293,002	39,064
Swap agreements	(1,210,610)	165,253
Forward foreign currency contracts	43,673	(5,351)
Foreign currency transactions	74,564	28,778
Net realized gain (loss)	(2,372,234)	152,634
Change in net unrealized appreciation/depreciation on:
Investments	(146,893)	(305,027)
Futures contracts	(39,624)	1,392
Options written	(36,601)	14,723
Swap agreements	679,302	(157,789)
Forward foreign currency contracts	23,460	4,617
Translation of other assets and liabilities denominated in foreign currency	7,416	(325)
Change in net unrealized appreciation/depreciation	487,060	(442,409)
Net realized and unrealized gain (loss)	(1,885,174)	(289,775)
Net increase (decrease) in net assets resulting from operations	$(1,402,728)	$23,288

1  Includes affiliated income from UBS Private Money Market Fund LLC of $9 for UBS Core Plus Bond Fund.

The UBS Funds

Financial statements

UBS Municipal Bond Fund
Investment income:
Dividends	$117
Interest	687,924
Affiliated income	773
Securities lending[1]	—
Foreign tax withheld	—
Total income	688,814
Expenses:
Advisory and administration	141,887
Distribution and service:
Class A	14,701
Class C	14,174
Transfer agency and related services fees:
Class A	444
Class C	478
Class P	3,683
Custodian and fund accounting	27,283
Federal and state registration	19,291
Professional services	46,899
Shareholder reports	13,718
Trustees	14,952
Amortization of offering costs	33,878
Other	6,835
Total expenses	338,223
Fee waivers and/or expense reimbursements by Advisor	(190,250)
Net expenses	147,973
Net investment income	540,841
Net realized gain (loss) on:
Investments in unaffiliated issuers	(37,388)
Distribution from affiliated issuer	585
Futures contracts	(18,391)
Options written	—
Swap agreements	—
Forward foreign currency contracts	—
Foreign currency transactions	—
Net realized gain (loss)	(55,194)
Change in net unrealized appreciation/depreciation on:
Investments	1,702,620
Futures contracts	(93,722)
Options written	—
Swap agreements	—
Forward foreign currency contracts	—
Translation of other assets and liabilities denominated in foreign currency	—
Change in net unrealized appreciation/depreciation	1,608,898
Net realized and unrealized gain (loss)	1,553,704
Net increase (decrease) in net assets resulting from operations	$2,094,545

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of changes in net assets

	UBS Dynamic Alpha Fund		UBS Global Allocation Fund
	Six months ended December 31, 2015 (unaudited)	Year ended June 30, 2015	Six months ended December 31, 2015 (unaudited)	Year ended June 30, 2015
Operations:
Net investment income (loss)	$1,391,980	$1,962,094	$(592,077)	$(901,964)
Net realized gain (loss)	(19,703,241)	23,526,473	(890,898)	61,553,345
Change in net unrealized appreciation/depreciation	(4,460,176)	(19,331,753)	(13,778,800)	(50,112,257)
Contributions from Advisor	214,280	2,068	316,557	—
Net increase (decrease) in net assets from operations	(22,557,157)	6,158,882	(14,945,218)	10,539,124
Dividends and distributions to shareholders by class:
Class A:
Net investment income	(2,678,021)	(3,213,694)	(5,354,437)	—
Total Class A dividends and distributions	(2,678,021)	(3,213,694)	(5,354,437)	—
Class C:
Net investment income	(947,233)	(1,474,152)	(2,183,113)	—
Total Class C dividends and distributions	(947,233)	(1,474,152)	(2,183,113)	—
Class P:
Net investment income	(5,980,500)	(6,858,469)	(3,013,026)	—
Total Class P dividends and distributions	(5,980,500)	(6,858,469)	(3,013,026)	—
Decrease in net assets from dividends and distributions	(9,605,754)	(11,546,315)	(10,550,576)	—
Beneficial interest transactions:
Proceeds from shares sold	23,047,427	167,409,014	5,478,487	78,469,043
Shares issued on reinvestment of dividends and distributions	9,059,509	10,374,472	9,531,747	—
Cost of shares redeemed	(62,573,057)	(170,803,372)	(46,561,435)	(197,453,045)
Redemption fees	172	3,797	966	11,272
Net increase (decrease) in net assets resulting from beneficial interest transactions	(30,465,949)	6,983,911	(31,550,235)	(118,972,730)
Increase (decrease) in net assets	(62,628,860)	1,596,478	(57,046,029)	(108,433,606)
Net assets, beginning of period	328,068,625	326,472,147	504,356,860	612,790,466
Net assets, end of period	$265,439,765	$328,068,625	$447,310,831	$504,356,860
Accumulated undistributed (distributions in excess) net investment income (loss)	$(1,575,632)	$6,638,142	$(1,320,018)	$9,822,635

The UBS Funds

Financial statements

	UBS Asset Growth Fund		UBS International Sustainable Equity Fund
	Six months ended December 31, 2015 (unaudited)	Year ended June 30, 2015	Six months ended December 31, 2015 (unaudited)	Year ended June 30, 2015
Operations:
Net investment income (loss)	$25,902	$94,728	$59,018	$285,369
Net realized gain (loss)	(3,786,046)	722,663	507,677	1,391,726
Change in net unrealized appreciation/depreciation	512,496	(1,229,313)	(2,881,166)	(69,149)
Contributions from Advisor	—	—	5,471	—
Net increase (decrease) in net assets from operations	(3,247,648)	(411,922)	(2,309,000)	1,607,946
Dividends and distributions to shareholders by class:
Class A:
Net investment income	(47,646)	—	(69,810)	(66,890)
Total Class A dividends and distributions	(47,646)	—	(69,810)	(66,890)
Class C:
Net investment income	—	—	(15,558)	(18,393)
Total Class C dividends and distributions	—	—	(15,558)	(18,393)
Class P:
Net investment income	(38,464)	—	(218,890)	(230,480)
Total Class P dividends and distributions	(38,464)	—	(218,890)	(230,480)
Decrease in net assets from dividends and distributions	(86,110)	—	(304,258)	(315,763)
Beneficial interest transactions:
Proceeds from shares sold	421,999	5,702,511	4,475,474	10,319,936
Shares issued on reinvestment of dividends and distributions	77,878	—	274,911	283,113
Cost of shares redeemed	(1,468,741)	(11,965,940)	(1,863,153)	(7,332,965)
Redemption fees	20	514	—	1,207
Net increase (decrease) in net assets resulting from beneficial interest transactions	(968,844)	(6,262,915)	2,887,232	3,271,291
Increase (decrease) in net assets	(4,302,602)	(6,674,837)	273,974	4,563,474
Net assets, beginning of period	25,593,599	32,268,436	26,146,216	21,582,742
Net assets, end of period	$21,290,997	$25,593,599	$26,420,190	$26,146,216
Accumulated undistributed (distributions in excess) net investment income (loss)	$25,773	$85,981	$93,781	$339,021

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of changes in net assets (continued)

	UBS U.S. Large Cap Equity Fund		UBS U.S. Small Cap Growth Fund
	Six months ended December 31, 2015 (unaudited)	Year ended June 30, 2015	Six months ended December 31, 2015 (unaudited)	Year ended June 30, 2015
Operations:
Net investment income (loss)	$113,821	$657,802	$(548,526)	$(1,141,407)
Net realized gain (loss)	876,028	30,679,774	6,871,968	53,723,523
Change in net unrealized appreciation/depreciation	(3,531,709)	(22,596,836)	(35,371,656)	(20,345,811)
Net increase (decrease) in net assets from operations	(2,541,860)	8,740,740	(29,048,214)	32,236,305
Dividends and distributions to shareholders by class:
Class A:
Net investment income	(132,023)	(43,281)	—	—
Net realized gain	—	—	(3,580,313)	(6,507,157)
Total Class A dividends and distributions	(132,023)	(43,281)	(3,580,313)	(6,507,157)
Class C:
Net investment income	(12,163)	—	—	—
Net realized gain	—	—	(515,022)	(756,458)
Total Class C dividends and distributions	(12,163)	—	(515,022)	(756,458)
Class P:
Net investment income	(454,262)	(991,668)	—	—
Net realized gain	—	—	(10,977,397)	(35,905,549)
Total Class P dividends and distributions	(454,262)	(991,668)	(10,977,397)	(35,905,549)
Decrease in net assets from dividends and distributions	(598,448)	(1,034,949)	(15,072,732)	(43,169,164)
Beneficial interest transactions:
Proceeds from shares sold	4,326,301	18,239,780	81,950,107	51,855,914
Shares issued on reinvestment of dividends and distributions	577,488	1,027,205	13,779,443	41,880,585
Cost of shares redeemed	(3,500,518)	(125,721,205)	(77,990,728)	(124,727,853)
Redemption fees	51	8,053	338	15,649
Net increase (decrease) in net assets resulting from beneficial interest transactions	1,403,322	(106,446,167)	17,739,160	(30,975,705)
Decrease in net assets	(1,736,986)	(98,740,376)	(26,381,786)	(41,908,564)
Net assets, beginning of period	40,771,615	139,511,991	230,706,053	272,614,617
Net assets, end of period	$39,034,629	$40,771,615	$204,324,267	$230,706,053
Accumulated undistributed (distributions in excess) net investment income (loss)	$118,217	$602,844	$(610,770)	$(62,244)

The UBS Funds

Financial statements

	UBS U.S. Equity Opportunity Fund		UBS Fixed Income Opportunities Fund
	Six months ended December 31, 2015 (unaudited)	Year ended June 30, 2015	Six months ended December 31, 2015 (unaudited)	Year ended June 30, 2015
Operations:
Net investment income (loss)	$90,126	$33,879	$482,446	$1,458,921
Net realized gain (loss)	4,167,153	4,263,243	(2,372,234)	1,099,444
Change in net unrealized appreciation/depreciation	(7,091,101)	(727,178)	487,060	(3,330,547)
Net increase (decrease) in net assets from operations	(2,833,822)	3,569,944	(1,402,728)	(772,182)
Dividends and distributions to shareholders by class:
Class A:
Net investment income	(4,626)	(13,899)	(14,797)	(133,712)
Net realized gain	—	—	—	—
Total Class A dividends and distributions	(4,626)	(13,899)	(14,797)	(133,712)
Class C:
Net investment income	—	—	(1,135)	(76,913)
Net realized gain	—	—	—	—
Total Class C dividends and distributions	—	—	(1,135)	(76,913)
Class P:
Net investment income	(5,796)	(6,104)	(90,893)	(799,941)
Net realized gain	—	—	—	—
Total Class P dividends and distributions	(5,796)	(6,104)	(90,893)	(799,941)
Decrease in net assets from dividends and distributions	(10,422)	(20,003)	(106,825)	(1,010,566)
Beneficial interest transactions:
Proceeds from shares sold	182,319	1,244,813	701,583	32,213,300
Shares issued on reinvestment of dividends and distributions	9,858	18,587	97,037	780,980
Cost of shares redeemed	(1,941,286)	(5,573,663)	(6,279,511)	(66,092,675)
Redemption fees	—	1,323	30	932
Net increase (decrease) in net assets resulting from beneficial interest transactions	(1,749,109)	(4,308,940)	(5,480,861)	(33,097,463)
Decrease in net assets	(4,593,353)	(758,999)	(6,990,414)	(34,880,211)
Net assets, beginning of period	44,942,607	45,701,606	33,479,651	68,359,862
Net assets, end of period	$40,349,254	$44,942,607	$26,489,237	$33,479,651
Accumulated undistributed (distributions in excess) net investment income (loss)	$97,626	$17,922	$778,762	$403,141
See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of changes in net assets (continued)

	UBS Core Plus Bond Fund
	Six months ended December 31, 2015 (unaudited)	Year ended June 30, 2015
Operations:
Net investment income	$313,063	$561,654
Net realized gain (loss)	152,634	648,680
Change in net unrealized appreciation/depreciation	(442,409)	(675,723)
Net increase (decrease) in net assets from operations	23,288	534,611
Dividends and distributions to shareholders by class:
Class A:
Net investment income	(56,562)	(79,804)
Total Class A dividends and distributions	(56,562)	(79,804)
Class C:
Net investment income	(13,700)	(36,781)
Total Class C dividends and distributions	(13,700)	(36,781)
Class P:
Net investment income	(425,142)	(917,558)
Total Class P dividends and distributions	(425,142)	(917,558)
Decrease in net assets from dividends and distributions	(495,404)	(1,034,143)
Beneficial interest transactions:
Proceeds from shares sold	4,813,769	7,314,727
Shares issued on reinvestment of dividends and distributions	461,001	1,008,220
Cost of shares redeemed	(2,353,992)	(5,909,702)
Redemption fees	—	8,338
Net increase in net assets resulting from beneficial interest transactions	2,920,778	2,421,583
Increase in net assets	2,448,662	1,922,051
Net assets, beginning of period	32,014,115	30,092,064
Net assets, end of period	$34,462,777	$32,014,115
Accumulated undistributed (distributions in excess) net investment income	$209,696	$392,037

1  For the period November 10, 2014 (commencement of operations) to June 30, 2015

The UBS Funds

Financial statements

	UBS Municipal Bond Fund
	Six months ended December 31, 2015 (unaudited)	Period ended June 30, 2015[1]
Operations:
Net investment income	$540,841	$506,110
Net realized gain (loss)	(55,194)	(92,930)
Change in net unrealized appreciation/depreciation	1,608,898	(577,582)
Net increase (decrease) in net assets from operations	2,094,545	(164,402)
Dividends and distributions to shareholders by class:
Class A:
Net investment income	(115,579)	(64,280)
Total Class A dividends and distributions	(115,579)	(64,280)
Class C:
Net investment income	(28,372)	(13,168)
Total Class C dividends and distributions	(28,372)	(13,168)
Class P:
Net investment income	(494,950)	(449,970)
Total Class P dividends and distributions	(494,950)	(449,970)
Decrease in net assets from dividends and distributions	(638,901)	(527,418)
Beneficial interest transactions:
Proceeds from shares sold	26,513,772	74,538,038
Shares issued on reinvestment of dividends and distributions	519,236	240,583
Cost of shares redeemed	(21,328,312)	(13,221,852)
Redemption fees	—	5,449
Net increase in net assets resulting from beneficial interest transactions	5,704,696	61,562,218
Increase in net assets	7,160,340	60,870,398
Net assets, beginning of period	60,870,398	—
Net assets, end of period	$68,030,738	$60,870,398
Accumulated undistributed (distributions in excess) net investment income	$(87,594)	$10,466

See accompanying notes to financial statements.

UBS Dynamic Alpha Fund

Financial highlights

The table below sets forth data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	For the six months ended December 31, 2015	Year ended June 30,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$7.13	$7.24	$6.82	$6.36	$5.98	$5.92
Income (loss) from investment operations:
Net investment income (loss)[1]	0.03	0.04	0.05	0.07	0.08	0.06
Net realized and unrealized gain (loss)	(0.53)	0.11	0.38	0.50	0.30	0.16
Net increase from payment by Advisor	0.00[3]	0.00[3]	—	—	—	—
Total income (loss) from investment operations	(0.50)	0.15	0.43	0.57	0.38	0.22
Less dividends/distributions:
From net investment income	(0.23)	(0.26)	(0.01)	(0.11)	—	(0.16)
Net asset value, end of period	$6.40	$7.13	$7.24	$6.82	$6.36	$5.98
Total investment return[2]	(6.99)%[4]	2.03%[5]	6.31%	9.05%	6.18%	3.58%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.42%[6]	1.43%	1.42%	1.43%	1.60%	1.79%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.35%[6]	1.35%	1.35%	1.35%	1.54%	1.76%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.35%[6]	1.35%	1.35%	1.35%	1.35%	1.35%
Net investment income	0.86%[6]	0.58%	0.66%	0.98%	1.33%	0.95%
Supplemental data:
Net assets, end of period (000's)	$74,533	$89,421	$194,185	$208,369	$160,773	$216,297
Portfolio turnover rate	17%	54%	45%	74%	164%	65%

	Class P
	For the six months ended December 31, 2015	Year ended June 30,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$7.27	$7.38	$6.96	$6.48	$6.09	$6.03
Income (loss) from investment operations:
Net investment income[1]	0.04	0.06	0.06	0.09	0.10	0.08
Net realized and unrealized gain (loss)	(0.54)	0.12	0.39	0.52	0.29	0.16
Net increase from payment by Advisor	0.00[3]	0.00[3]	—	—	—	—
Total income (loss) from investment operations	(0.50)	0.18	0.45	0.61	0.39	0.24
Less dividends/distributions:
From net investment income	(0.25)	(0.29)	(0.03)	(0.13)	—	(0.18)
Net asset value, end of period	$6.52	$7.27	$7.38	$6.96	$6.48	$6.09
Total investment return[2]	(6.74)%[4]	2.29%[5]	6.45%	9.29%	6.57%	3.89%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.19%[6]	1.20%	1.15%	1.12%	1.28%	1.49%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.10%[6]	1.10%	1.10%	1.10%	1.28%	1.49%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.10%[6]	1.10%	1.10%	1.10%	1.10%	1.07%
Net investment income	1.11%[6]	0.84%	0.87%	1.25%	1.56%	1.25%
Supplemental data:
Net assets, end of period (000's)	$157,965	$192,777	$81,168	$48,113	$51,807	$87,743
Portfolio turnover rate	17%	54%	45%	74%	164%	65%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

UBS Dynamic Alpha Fund

Financial highlights

	Class C
	For the six months ended December 31, 2015	Year ended June 30,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$6.68	$6.81	$6.46	$6.02	$5.71	$5.65
Income (loss) from investment operations:
Net investment income (loss)[1]	0.00[3]	(0.01)	(0.01)	0.02	0.03	0.01
Net realized and unrealized gain (loss)	(0.49)	0.09	0.36	0.48	0.28	0.15
Net increase from payment by Advisor	0.00[3]	0.00[3]	—	—	—	—
Total income (loss) from investment operations	(0.49)	0.08	0.35	0.50	0.31	0.16
Less dividends/distributions:
From net investment income	(0.17)	(0.21)	—	(0.06)	—	(0.10)
Net asset value, end of period	$6.02	$6.68	$6.81	$6.46	$6.02	$5.71
Total investment return[2]	(7.31)%[4]	1.21%[5]	5.42%	8.22%	5.60%	2.82%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.20%[6]	2.19%	2.18%	2.19%	2.36%	2.55%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.10%[6]	2.10%	2.10%	2.10%	2.29%	2.51%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	2.10%[6]	2.10%	2.10%	2.10%	2.10%	2.10%
Net investment income	0.10%[6]	(0.17)%	(0.09)%	0.24%	0.58%	0.20%
Supplemental data:
Net assets, end of period (000's)	$32,942	$45,871	$51,119	$53,405	$49,155	$66,349
Portfolio turnover rate	17%	54%	45%	74%	164%	65%

3  Amount represents less than $0.005 per share.

4  During the period ended December 31, 2015, the Advisor reimbursed the Fund $128,212, which was determined to be the value of the ineligible services paid for from the Fund's dealing commissions, and $86,068 for a trading error, both reimbursements had no impact on the Fund's total return.

5  During the year ended June 30, 2015 the advisor reimbursed the fund for a trading error in the amount of $2,068, which had no impact on the Fund's total return.

6  Annualized.

See accompanying notes to financial statements.

UBS Global Allocation Fund

Financial highlights

The table below sets forth data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	For the six months ended December 31, 2015	Year ended June 30,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$11.27	$11.04	$9.79	$9.12	$10.27	$8.66
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.01)	(0.00)[3]	0.02	0.01	(0.00)[3]	0.00[3]
Net realized and unrealized gain (loss)	(0.33)	0.23	1.36	0.88	(0.72)	2.05
Total income (loss) from investment operations	(0.34)	0.23	1.38	0.89	(0.72)	2.05
Less dividends/distributions:
From net investment income	(0.27)	—	(0.13)	(0.22)	(0.43)	(0.44)
Net asset value, end of period	$10.66	$11.27	$11.04	$9.79	$9.12	$10.27
Total investment return[2]	(2.99)%[4]	2.08%	14.20%	9.86%	(6.83)%	23.87%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.34%[5]	1.32%	1.30%	1.28%	1.25%	1.21%
Expenses after fee waivers and/or expense reimbursement	1.34%[5]	1.32%	1.30%	1.28%	1.25%	1.21%
Net investment income (loss)	(0.09)%[5]	(0.01)%	0.17%	0.12%	(0.03)%	0.05%
Supplemental data:
Net assets, end of period (000's)	$211,126	$234,665	$309,296	$377,781	$494,604	$753,750
Portfolio turnover rate	33%	62%	49%	54%	93%	68%

	Class P
	For the six months ended December 31, 2015	Year ended June 30,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$11.51	$11.25	$9.98	$9.30	$10.48	$8.84
Income (loss) from investment operations:
Net investment income[1]	0.01	0.03	0.05	0.04	0.03	0.04
Net realized and unrealized gain (loss)	(0.33)	0.23	1.39	0.90	(0.75)	2.07
Total income (loss) from investment operations	(0.32)	0.26	1.44	0.94	(0.72)	2.11
Less dividends/distributions:
From net investment income	(0.31)	—	(0.17)	(0.26)	(0.46)	(0.47)
Net asset value, end of period	$10.88	$11.51	$11.25	$9.98	$9.30	$10.48
Total investment return[2]	(2.81)%[4]	2.31%	14.56%	10.22%	(6.59)%	24.15%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.07%[5]	1.04%	1.00%	0.98%	0.95%	0.92%
Expenses after fee waivers and/or expense reimbursement	1.07%[5]	1.04%	1.00%	0.98%	0.95%	0.92%
Net investment income	0.17%[5]	0.26%	0.51%	0.44%	0.27%	0.35%
Supplemental data:
Net assets, end of period (000's)	$107,274	$124,415	$129,417	$127,751	$132,941	$179,875
Portfolio turnover rate	33%	62%	49%	54%	93%	68%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

UBS Global Allocation Fund

Financial highlights

	Class C
	For the six months ended December 31, 2015	Year ended June 30,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.92	$10.79	$9.55	$8.89	$10.00	$8.42
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.05)	(0.09)	(0.06)	(0.06)	(0.07)	(0.07)
Net realized and unrealized gain (loss)	(0.31)	0.22	1.34	0.86	(0.71)	1.99
Total income (loss) from investment operations	(0.36)	0.13	1.28	0.80	(0.78)	1.92
Less dividends/distributions:
From net investment income	(0.17)	—	(0.04)	(0.14)	(0.33)	(0.34)
Net asset value, end of period	$10.39	$10.92	$10.79	$9.55	$8.89	$10.00
Total investment return[2]	(3.26)%[4]	1.20%	13.31%	9.11%	(7.66)%	22.90%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.12%[5]	2.10%	2.08%	2.06%	2.02%	1.99%
Expenses after fee waivers and/or expense reimbursement	2.10%[5]	2.10%	2.08%	2.06%	2.02%	1.99%
Net investment income (loss)	(0.85)%[5]	(0.79)%	(0.59)%	(0.65)%	(0.80)%	(0.73)%
Supplemental data:
Net assets, end of period (000's)	$128,911	$145,277	$174,078	$195,427	$238,054	$348,721
Portfolio turnover rate	33%	62%	49%	54%	93%	68%

3  Amount represents less than $0.005 per share.

4  During the period ended December 31, 2015, the Advisor reimbursed the Fund $316,557 which was determined to be the value of the ineligible services paid for from the Fund's dealing commissions, which had no impact on the Fund's total return.

5  Annualized.

See accompanying notes to financial statements.

UBS Asset Growth Fund

Financial highlights

The table below sets forth data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	For the six months ended December 31, 2015	Year ended June 30,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$9.23	$9.34	$7.90	$7.08	$8.36	$6.32
Income (loss) from investment operations:
Net investment income (loss)[1]	0.02	0.05	0.00[3]	(0.06)	(0.06)	(0.09)
Net realized and unrealized gain (loss)	(1.21)	(0.16)	1.48	0.98	(0.84)	2.38
Total income (loss) from investment operations	(1.19)	(0.11)	1.48	0.92	(0.90)	2.29
Less dividends/distributions:
From net investment income	(0.03)	—	(0.04)	(0.10)	(0.38)	(0.25)
Net asset value, end of period	$8.01	$9.23	$9.34	$7.90	$7.08	$8.36
Total investment return[2]	(12.84)%	(1.18)%	18.75%	12.98%	(10.38)%	36.53%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.47%[3]	2.28%	2.19%	1.90%	1.73%	1.64%
Expenses after fee waivers and/or expense reimbursement	1.40%[3]	1.40%	1.40%	1.40%	1.40%	1.40%
Net investment income (loss)	0.36%[3]	0.52%	0.05%	(0.73)%	(0.78)%	(1.14)%
Supplemental data:
Net assets, end of period (000's)	$10,990	$13,370	$22,948	$25,047	$31,337	$50,167
Portfolio turnover rate	101%	84%	112%	49%	109%	33%

	Class P
	For the six months ended December 31, 2015	Year ended June 30,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$9.25	$9.34	$7.90	$7.09	$8.36	$6.32
Income (loss) from investment operations:
Net investment income (loss)[1]	0.03	0.06	0.03	(0.04)	(0.04)	(0.07)
Net realized and unrealized gain (loss)	(1.21)	(0.15)	1.47	0.97	(0.83)	2.38
Total income (loss) from investment operations	(1.18)	(0.09)	1.50	0.93	(0.87)	2.31
Less dividends/distributions:
From net investment income	(0.06)	—	(0.06)	(0.12)	(0.40)	(0.27)
Net asset value, end of period	$8.01	$9.25	$9.34	$7.90	$7.09	$8.36
Total investment return[2]	(12.83)%	(0.96)%	19.12%	13.21%	(10.07)%	36.66%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.21%[3]	2.05%	1.94%	1.67%	1.51%	1.43%
Expenses after fee waivers and/or expense reimbursement	1.15%[3]	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment income (loss)	0.61%[3]	0.61%	0.30%	(0.48)%	(0.54)%	(0.87)%
Supplemental data:
Net assets, end of period (000's)	$4,770	$5,709	$1,757	$1,835	$1,949	$1,395
Portfolio turnover rate	101%	84%	112%	49%	109%	33%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Annualized.

UBS Asset Growth Fund

Financial highlights

	Class C
	For the six months ended December 31, 2015	Year ended June 30,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$9.11	$9.29	$7.88	$7.05	$8.34	$6.31
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)	(0.03)	(0.06)	(0.11)	(0.11)	(0.15)
Net realized and unrealized gain (loss)	(1.18)	(0.15)	1.47	0.97	(0.83)	2.37
Total income (loss) from investment operations	(1.20)	(0.18)	1.41	0.86	(0.94)	2.22
Less dividends/distributions:
From net investment income	—	—	—	(0.03)	(0.35)	(0.19)
Net asset value, end of period	$7.91	$9.11	$9.29	$7.88	$7.05	$8.34
Total investment return[2]	(13.17)%	(1.94)%	17.89%	12.15%	(11.00)%	35.39%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	3.23%[3]	3.06%	2.96%	2.67%	2.51%	2.41%
Expenses after fee waivers and/or expense reimbursement	2.15%[3]	2.15%	2.15%	2.15%	2.15%	2.15%
Net investment income (loss)	(0.39)%[3]	(0.27)%	(0.72)%	(1.48)%	(1.53)%	(1.89)%
Supplemental data:
Net assets, end of period (000's)	$5,531	$6,515	$7,564	$8,640	$9,931	$14,989
Portfolio turnover rate	101%	84%	112%	49%	109%	33%

See accompanying notes to financial statements.

UBS International Sustainable Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	For the six months ended December 31, 2015	Year ended June 30,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$9.47	$8.95	$7.55	$6.75	$8.21	$6.62
Income (loss) from investment operations:
Net investment income (loss)[1]	0.02	0.10	0.08	0.11	0.08	0.07
Net realized and unrealized gain (loss)	(0.86)	0.53	1.51	0.93	(1.40)	1.78
Total income (loss) from investment operations	(0.84)	0.63	1.59	1.04	(1.32)	1.85
Less dividends/distributions:
From net investment income	(0.09)	(0.11)	(0.19)	(0.24)	(0.14)	(0.26)
Net asset value, end of period	$8.54	$9.47	$8.95	$7.55	$6.75	$8.21
Total investment return[2]	(8.84)%[3]	7.14%	21.32%	15.49%	(15.99)%	28.14%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.29%[4]	2.47%	2.74%	2.65%	2.28%	2.04%
Expenses after fee waivers and/or expense reimbursement	1.25%[4]	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	0.38%[4]	1.09%	0.91%	1.49%	1.20%	0.93%
Supplemental data:
Net assets, end of period (000's)	$6,840	$6,371	$7,541	$5,433	$5,576	$9,207
Portfolio turnover rate	85%	42%	137%	41%	49%	76%

	Class P
	For the six months ended December 31, 2015	Year ended June 30,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$9.50	$8.99	$7.58	$6.77	$8.25	$6.65
Income (loss) from investment operations:
Net investment income[1]	0.03	0.13	0.09	0.13	0.11	0.09
Net realized and unrealized gain (loss)	(0.86)	0.51	1.53	0.94	(1.43)	1.79
Total income (loss) from investment operations	(0.83)	0.64	1.62	1.07	(1.32)	1.88
Less dividends/distributions:
From net investment income	(0.11)	(0.13)	(0.21)	(0.26)	(0.16)	(0.28)
Net asset value, end of period	$8.56	$9.50	$8.99	$7.58	$6.77	$8.25
Total investment return[2]	(8.71)%[3]	7.32%	21.65%	15.95%	(15.88)%	28.46%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.04%[4]	2.21%	2.45%	2.40%	2.06%	1.78%
Expenses after fee waivers and/or expense reimbursement	1.00%[4]	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.62%[4]	1.40%	1.10%	1.69%	1.52%	1.13%
Supplemental data:
Net assets, end of period (000's)	$16,919	$17,103	$12,462	$11,740	$12,966	$17,829
Portfolio turnover rate	85%	42%	137%	41%	49%	76%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

UBS International Sustainable Equity Fund

Financial highlights

	Class C
	For the six months ended December 31, 2015	Year ended June 30,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$9.26	$8.80	$7.43	$6.63	$8.02	$6.47
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)	0.04	0.03	0.05	0.03	0.03
Net realized and unrealized gain (loss)	(0.83)	0.51	1.47	0.92	(1.36)	1.72
Total income (loss) from investment operations	(0.85)	0.55	1.50	0.97	(1.33)	1.75
Less dividends/distributions:
From net investment income	(0.05)	(0.09)	(0.13)	(0.17)	(0.06)	(0.20)
Net asset value, end of period	$8.36	$9.26	$8.80	$7.43	$6.63	$8.02
Total investment return[2]	(9.18)%[3]	6.36%	20.32%	14.72%	(16.59)%	27.14%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	3.06%[4]	3.23%	3.54%	3.40%	3.06%	2.82%
Expenses after fee waivers and/or expense reimbursement	2.00%[4]	2.00%	2.00%	2.00%	2.00%	2.00%
Net investment income	(0.38)%[4]	0.46%	0.37%	0.65%	0.45%	0.32%
Supplemental data:
Net assets, end of period (000's)	$2,661	$2,672	$1,579	$605	$703	$1,405
Portfolio turnover rate	85%	42%	137%	41%	49%	76%

3  During the period ended December 31, 2015, the Advisor reimbursed the Fund for a trading error in the amount of $5,471, which had no impact on the Fund's total return.

4  Annualized.

See accompanying notes to financial statements.

UBS U.S. Large Cap Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	For the six months ended December 31, 2015	Year ended June 30,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$27.55	$25.03	$19.85	$15.96	$16.46	$12.79
Income (loss) from investment operations:
Net investment income (loss)[1]	0.06	0.14	0.11	0.11	0.10	0.09
Net realized and unrealized gain (loss)	(1.84)	2.50	5.23	3.86	(0.51)	3.65
Total income (loss) from investment operations	(1.78)	2.64	5.34	3.97	(0.41)	3.74
Less dividends/distributions:
From net investment income	(0.37)	(0.12)	(0.16)	(0.08)	(0.09)	(0.07)
Net asset value, end of period	$25.40	$27.55	$25.03	$19.85	$15.96	$16.46
Total investment return[2]	(6.50)%	10.61%	27.05%	24.99%	(2.47)%	29.28%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	1.76%[3]	1.56%	1.29%	1.28%	1.24%	1.19%
Expenses after fee waivers and/or expense reimbursement/recoupment	1.20%[3]	1.20%	1.20%	1.20%	1.20%	1.20%[4]
Net investment income(loss)	0.46%[3]	0.53%	0.47%	0.63%	0.64%	0.57%
Supplemental data:
Net assets, end of period (000's)	$9,235	$9,784	$9,478	$8,534	$14,113	$19,832
Portfolio turnover rate	28%	59%	55%	58%	65%	60%

	Class P
	For the six months ended December 31, 2015	Year ended June 30,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$27.67	$25.14	$19.94	$16.07	$16.60	$12.91
Income (loss) from investment operations:
Net investment income[1]	0.10	0.20	0.16	0.15	0.14	0.13
Net realized and unrealized gain (loss)	(1.86)	2.52	5.27	3.88	(0.52)	3.68
Total income (loss) from investment operations	(1.76)	2.72	5.43	4.03	(0.38)	3.81
Less dividends/distributions:
From net investment income	(0.43)	(0.19)	(0.23)	(0.16)	(0.15)	(0.12)
Net asset value, end of period	$25.48	$27.67	$25.14	$19.94	$16.07	$16.60
Total investment return[2]	(6.39)%	10.90%	27.38%	25.28%	(2.23)%	29.57%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	1.47%[3]	1.07%	0.99%	0.98%	0.97%	0.94%
Expenses after fee waivers and/or expense reimbursement/recoupment	0.95%[3]	0.95%	0.95%	0.95%	0.95%	0.95%[4]
Net investment income	0.71%[3]	0.77%	0.71%	0.87%	0.90%	0.82%
Supplemental data:
Net assets, end of period (000's)	$27,608	$28,345	$126,735	$146,145	$185,910	$206,555
Portfolio turnover rate	28%	59%	55%	58%	65%	60%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

UBS U.S. Large Cap Equity Fund

Financial highlights

	Class C
	For the six months ended December 31, 2015	Year ended June 30,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$26.34	$23.99	$19.06	$15.36	$15.88	$12.37
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.04)	(0.05)	(0.06)	(0.02)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	(1.76)	2.40	5.03	3.72	(0.50)	3.54
Total income (loss) from investment operations	(1.80)	2.35	4.97	3.70	(0.52)	3.51
Less dividends/distributions:
From net investment income	(0.14)	—	(0.04)	—	—	—
Net asset value, end of period	$24.40	$26.34	$23.99	$19.06	$15.36	$15.88
Total investment return[2]	(6.86)%	9.80%	26.09%	24.09%	(3.28)%	28.38%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	2.54%[3]	2.31%	2.08%	2.04%	2.02%	2.00%
Expenses after fee waivers and/or expense reimbursement/recoupment	1.95%[3]	1.95%	1.95%	1.95%	1.95%	1.95%
Net investment income(loss)	(0.30)%[3]	(0.22)%	(0.27)%	(0.11)%	(0.11)%	(0.18)%
Supplemental data:
Net assets, end of period (000's)	$2,192	$2,643	$3,299	$2,617	$2,873	$3,467
Portfolio turnover rate	28%	59%	55%	58%	65%	60%

3  Annualized.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Fund, not to exceed the expense cap.

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2015	Year ended June 30,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$23.60	$24.76	$20.10	$16.19	$16.00	$10.60
Income (loss) from investment operations:
Net investment loss[1]	(0.07)	(0.16)	(0.21)	(0.11)	(0.14)	(0.13)
Net realized and unrealized gain (loss)	(2.73)	3.38	5.40	4.02	0.33	5.53
Total income (loss) from investment operations	(2.80)	3.22	5.19	3.91	0.19	5.40
Less dividends/distributions:
From net realized gains	(1.83)	(4.38)	(0.53)	—	—	—
Net asset value, end of period	$18.97	$23.60	$24.76	$20.10	$16.19	$16.00
Total investment return[2]	(11.92)%	15.61%	26.42%	23.78%	1.19%	50.94%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.49%[3]	1.51%	1.45%	1.55%	1.57%	1.54%
Expenses after fee waivers and/or expense reimbursement	1.24%[3]	1.35%	1.40%	1.40%	1.40%	1.40%
Net investment loss	(0.67)%[3]	(0.69)%	(0.92)%	(0.64)%	(0.93)%	(0.95)%
Supplemental data:
Net assets, end of period (000's)	$38,065	$46,813	$42,552	$32,848	$31,015	$38,319
Portfolio turnover rate	58%	64%	57%	42%	48%	55%

	Class P
	Six months ended December 31, 2015	Year ended June 30,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$25.11	$26.00	$21.01	$16.88	$16.64	$11.00
Income (loss) from investment operations:
Net investment loss[1]	(0.05)	(0.11)	(0.15)	(0.08)	(0.11)	(0.10)
Net realized and unrealized gain (loss)	(2.91)	3.60	5.67	4.21	0.35	5.74
Total income (loss) from investment operations	(2.96)	3.49	5.52	4.13	0.24	5.64
Less dividends/distributions:
From net realized gains	(1.83)	(4.38)	(0.53)	—	—	—
Net asset value, end of period	$20.32	$25.11	$26.00	$21.01	$16.88	$16.64
Total investment return[2]	(11.84)%	15.93%	26.79%	24.17%	1.44%	51.27%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	1.12%[3]	1.10%	1.09%	1.13%	1.15%	1.13%
Expenses after fee waivers and/or expense reimbursement/recoupment	0.99%[3]	1.07%	1.09%	1.15%[4]	1.15%[4]	1.15%[4]
Net investment loss	(0.41)%[3]	(0.43)%	(0.61)%	(0.41)%	(0.68)%	(0.70)%
Supplemental data:
Net assets, end of period (000's)	$161,090	$178,495	$226,376	$172,436	$107,447	$112,186
Portfolio turnover rate	58%	64%	57%	42%	48%	55%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Annualized.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Fund, not to exceed the expense cap.

UBS U.S. Small Cap Growth Fund

Financial highlights

	Class C
	Six months ended December 31, 2015	Year ended June 30,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$20.60	$22.32	$18.29	$14.85	$14.78	$9.87
Income (loss) from investment operations:
Net investment loss[1]	(0.13)	(0.29)	(0.35)	(0.22)	(0.23)	(0.22)
Net realized and unrealized gain (loss)	(2.38)	2.95	4.91	3.66	0.30	5.13
Total income (loss) from investment operations	(2.51)	2.66	4.56	3.44	0.07	4.91
Less dividends/distributions:
From net realized gains	(1.83)	(4.38)	(0.53)	—	—	—
Net asset value, end of period	$16.26	$20.60	$22.32	$18.29	$14.85	$14.78
Total investment return[2]	(12.25)%	14.71%	25.51%	22.83%	0.47%	49.75%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.21%[3]	2.24%	2.24%	2.32%	2.35%	2.37%
Expenses after fee waivers and/or expense reimbursement	1.99%[3]	2.10%	2.15%	2.15%	2.15%	2.15%
Net investment loss	(1.42)%[3]	(1.44)%	(1.67)%	(1.39)%	(1.68)%	(1.70)%
Supplemental data:
Net assets, end of period (000's)	$5,169	$5,398	$3,687	$2,937	$2,442	$2,961
Portfolio turnover rate	58%	64%	57%	42%	48%	55%
See accompanying notes to financial statements.

UBS U.S. Equity Opportunity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	For the six months ended December 31, 2015	Year ended June 30,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.45	$9.65	$7.81	$6.31	$6.74	$5.33
Income (loss) from investment operations:
Net investment income/(loss)[1]	0.02	0.01	0.01	0.03	0.05	0.06
Net realized and unrealized gain (loss)	(0.69)	0.79	1.86	1.53	(0.42)	1.41
Total income (loss) from investment operations	(0.67)	0.80	1.87	1.56	(0.37)	1.47
Less dividends/distributions:
From net investment income	0.00[3]	0.00[3]	(0.03)	(0.06)	(0.06)	(0.06)
Net asset value, end of period	$9.78	$10.45	$9.65	$7.81	$6.31	$6.74
Total investment return[2]	(6.40)%	8.33%	24.01%	24.92%	(5.33)%	27.57%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.72%[4]	1.72%	1.72%	1.83%	1.89%	1.61%
Expenses after fee waivers and/or expense reimbursement	1.20%[4]	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income	0.47%[4]	0.14%	0.11%	0.45%	0.87%	0.88%
Supplemental data:
Net assets, end of period (000's)	$34,723	$38,657	$39,483	$36,269	$35,538	$43,766
Portfolio turnover rate	60%	48%	62%	89%	138%	85%

	Class P
	For the six months ended December 31, 2015	Year ended June 30,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.52	$9.71	$7.86	$6.35	$6.79	$5.36
Income (loss) from investment operations:
Net investment income[1]	0.04	0.04	0.03	0.05	0.07	0.07
Net realized and unrealized gain (loss)	(0.70)	0.80	1.87	1.54	(0.43)	1.43
Total income (loss) from investment operations	(0.66)	0.84	1.90	1.59	(0.36)	1.50
Less dividends/distributions:
From net investment income	(0.03)	(0.03)	(0.05)	(0.08)	(0.08)	(0.07)
Net asset value, end of period	$9.83	$10.52	$9.71	$7.86	$6.35	$6.79
Total investment return[2]	(6.29)%	8.65%	24.28%	25.27%	(5.14)%	28.13%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.52%[4]	1.52%	1.52%	1.67%	1.73%	1.48%
Expenses after fee waivers and/or expense reimbursement	0.95%[4]	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income	0.72%[4]	0.39%	0.36%	0.70%	1.12%	1.13%
Supplemental data:
Net assets, end of period (000's)	$1,990	$2,154	$1,620	$1,304	$1,444	$1,576
Portfolio turnover rate	60%	48%	62%	89%	138%	85%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

UBS U.S. Equity Opportunity Fund

Financial highlights

	Class C
	For the six months ended December 31, 2015	Year ended June 30,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.13	$9.42	$7.65	$6.18	$6.59	$5.20
Income (loss) from investment operations:
Net investment income/(loss)[1]	(0.01)	(0.06)	(0.05)	(0.02)	0.01	0.01
Net realized and unrealized gain (loss)	(0.68)	0.77	1.82	1.50	(0.41)	1.39
Total income (loss) from investment operations	(0.69)	0.71	1.77	1.48	(0.40)	1.40
Less dividends/distributions:
From net investment income	—	—	—	(0.01)	(0.01)	(0.01)
Net asset value, end of period	$9.44	$10.13	$9.42	$7.65	$6.18	$6.59
Total investment return[2]	(6.81)%	7.54%	23.14%	23.88%	(6.07)%	26.87%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.51%[4]	2.50%	2.50%	2.62%	2.67%	2.40%
Expenses after fee waivers and/or expense reimbursement	1.95%[4]	1.95%	1.95%	1.95%	1.95%	1.95%
Net investment income	(0.28)%[4]	(0.62)%	(0.64)%	(0.30)%	0.12%	0.13%
Supplemental data:
Net assets, end of period (000's)	$3,636	$4,132	$4,599	$4,026	$3,978	$4,992
Portfolio turnover rate	60%	48%	62%	89%	138%	85%

3  Amount represents less than $0.005 per share.

4  Annualized.

See accompanying notes to financial statements.

UBS Fixed Income Opportunities Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	For the six months ended December 31, 2015	Year ended June 30,				For the period ended
	(unaudited)	2015	2014	2013	2012	June 30, 2011[3]
Net asset value, beginning of period	$9.32	$9.60	$9.78	$9.66	$9.93	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.13	0.28	0.27	0.28	0.37	0.21
Net realized and unrealized gain (loss)	(0.53)	(0.37)	(0.39)	0.13	(0.05)	(0.15)
Total income (loss) from investment operations	(0.40)	(0.09)	(0.12)	0.41	0.32	0.06
Redemption fees	0.00[4]	0.00[4]	0.00[4]	0.00[4]	0.00[4]	0.02
Less dividends/distributions:
From net investment income	(0.03)	(0.19)	—	(0.22)	(0.34)	(0.05)
Return of capital	—	—	(0.06)	(0.07)	—	(0.10)
From net realized gains	—	—	—	—	(0.25)	—
Total dividends/distributions	(0.03)	(0.19)	(0.06)	(0.29)	(0.59)	(0.15)
Net asset value, end of period	$8.89	$9.32	$9.60	$9.78	$9.66	$9.93
Total investment return[2]	(4.33)%	(0.91)%	(1.14)%	4.15%	3.33%	0.76%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.15%[5]	1.84%	1.43%	1.42%	1.42%	1.39%[5]
Expenses after fee waivers and/or expense reimbursement	0.95%[5]	0.95%	0.95%	0.95%	0.95%	0.95%[5]
Net investment income	2.96%[5]	2.91%	2.75%	2.84%	3.80%	3.53%[5]
Supplemental data:
Net assets, end of period (000's)	$4,657	$5,756	$40,366	$47,140	$37,935	$67,314
Portfolio turnover rate	69%	19%	38%	60%	63%	48%

	Class P
	For the six months ended December 31, 2015	Year ended June 30,				For the period ended
	(unaudited)	2015	2014	2013	2012	June 30, 2011[3]
Net asset value, beginning of period	$9.32	$9.61	$9.79	$9.67	$9.94	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.15	0.30	0.29	0.30	0.40	0.23
Net realized and unrealized gain (loss)	(0.54)	(0.37)	(0.39)	0.13	(0.05)	(0.13)
Total income (loss) from investment operations	(0.39)	(0.07)	(0.10)	0.43	0.35	0.10
Redemption fees	0.00[4]	0.00[4]	0.00[4]	0.00[4]	0.00[4]	—
Less dividends/distributions:

From net investment income	(0.04)	(0.22)	—	(0.24)	(0.37)	(0.06)
Return of capital	—	—	(0.08)	(0.07)	—	(0.10)
From net realized gains	—	—	—	—	(0.25)	—

Total dividends/distributions	(0.04)	(0.22)	(0.08)	(0.31)	(0.62)	(0.16)
Net asset value, end of period	$8.89	$9.32	$9.61	$9.79	$9.67	$9.94
Total investment return[2]	(4.21)%	(0.68)%	(0.99)%	4.50%	3.60%	0.97%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.90%[5]	1.64%	1.14%	1.13%	1.14%	1.29%[5]
Expenses after fee waivers and/or expense reimbursement	0.70%[5]	0.70%	0.70%	0.70%	0.70%	0.70%[5]
Net investment income	3.21%[5]	3.18%	2.99%	3.06%	4.06%	3.91%[5]
Supplemental data:
Net assets, end of period (000's)	$18,976	$24,156	$21,139	$36,112	$26,145	$25,523
Portfolio turnover rate	69%	19%	38%	60%	63%	48%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of

UBS Fixed Income Opportunities Fund

Financial highlights

	Class C
	For the six months ended December 31, 2015	Year ended June 30,				For the period ended
	(unaudited)	2015	2014	2013	2012	June 30, 2011[3]
Net asset value, beginning of period	$9.31	$9.59	$9.76	$9.65	$9.92	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.11	0.23	0.22	0.23	0.32	0.18
Net realized and unrealized gain (loss)	(0.54)	(0.36)	(0.38)	0.12	(0.05)	(0.14)
Total income (loss) from investment operations	(0.43)	(0.13)	(0.16)	0.35	0.27	0.04
Redemption fees	0.00[4]	0.00[4]	0.00[4]	0.00[4]	0.00[4]	0.00[4]
Less dividends/distributions:
From net investment income	0.00[4]	(0.15)	—	(0.17)	(0.29)	(0.02)
Return of capital	—	—	(0.01)	(0.07)	—	(0.10)
From net realized gains	—	—	—	—	(0.25)	—
Total dividends/distributions	0.00[4]	(0.15)	(0.01)	(0.24)	(0.54)	(0.12)
Net asset value, end of period	$8.88	$9.31	$9.59	$9.76	$9.65	$9.92
Total investment return[2]	(4.48)%	(1.48)%	(1.65)%	3.65%	2.82%	0.43%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.67%[5]	2.42%	1.93%	1.92%	1.93%	1.94%[5]
Expenses after fee waivers and/or expense reimbursement	1.45%[5]	1.45%	1.45%	1.45%	1.45%	1.45%[5]
Net investment income	2.46%[5]	2.42%	2.24%	2.34%	3.31%	3.06%[5]
Supplemental data:
Net assets, end of period (000's)	$2,856	$3,568	$6,855	$8,808	$6,519	$8,116
Portfolio turnover rate	69%	19%	38%	60%	63%	48%

less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  For the period November 29, 2010 (commencement of operations) through June 30, 2011.

4  Amount represents less than $0.005 per share.

5  Annualized.

See accompanying notes to financial statements.

UBS Core Plus Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	For the six months ended December 31, 2015	Year ended June 30,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$9.05	$9.18	$8.91	$9.13	$8.70	$8.69
Income (loss) from investment operations:
Net investment income[1]	0.08	0.15	0.17	0.16	0.20	0.24
Net realized and unrealized gain (loss)	(0.07)	0.01	0.33	(0.15)	0.46	0.18
Total income from investment operations	0.01	0.16	0.50	0.01	0.66	0.42
Redemption fees	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]
Less dividends/distributions:
From net investment income	(0.13)	(0.29)	(0.23)	(0.23)	(0.23)	(0.41)
Net asset value, end of period	$8.93	$9.05	$9.18	$8.91	$9.13	$8.70
Total investment return[2]	0.05%	1.69%	5.68%	0.06%	7.64%	5.00%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.59%[4]	1.73%	1.69%	1.58%	1.45%	1.45%
Expenses after fee waivers and/or expense reimbursement	0.64%[4]	0.64%	0.64%	0.64%	0.64%	0.64%
Net investment income	1.70%[4]	1.60%	1.89%	1.77%	2.18%	2.76%
Supplemental data:
Net assets, end of period (000's)	$5,017	$2,205	$3,226	$6,951	$7,606	$5,996
Portfolio turnover rate	430%	744%	506%	374%	509%	400%

	Class P
	For the six months ended December 31, 2015	Year ended June 30,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$9.03	$9.17	$8.89	$9.11	$8.69	$8.68
Income (loss) from investment operations:
Net investment income[1]	0.09	0.17	0.19	0.19	0.22	0.26
Net realized and unrealized gain (loss)	(0.06)	0.00[3]	0.34	(0.16)	0.45	0.19
Total income from investment operations	0.03	0.17	0.53	0.03	0.67	0.45
Redemption fees	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]
Less dividends/distributions:
From net investment income	(0.14)	(0.31)	(0.25)	(0.25)	(0.25)	(0.44)
Net asset value, end of period	$8.92	$9.03	$9.17	$8.89	$9.11	$8.69
Total investment return[2]	0.16%	1.84%	6.08%	0.31%	7.80%	5.26%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.37%[4]	1.43%	1.38%	1.20%	1.12%	1.12%
Expenses after fee waivers and/or expense reimbursement	0.39%[4]	0.39%	0.39%	0.39%	0.39%	0.39%
Net investment income	1.95%[4]	1.83%	2.13%	2.04%	2.44%	3.02%
Supplemental data:
Net assets, end of period (000's)	$28,234	$28,541	$25,431	$26,425	$33,501	$31,047
Portfolio turnover rate	430%	744%	506%	374%	509%	400%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of

UBS Core Plus Bond Fund

Financial highlights

	Class C
	For the six months ended December 31, 2015	Year ended June 30,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$9.02	$9.15	$8.88	$9.10	$8.68	$8.66
Income (loss) from investment operations:
Net investment income[1]	0.05	0.10	0.12	0.12	0.15	0.20
Net realized and unrealized gain (loss)	(0.07)	0.01	0.33	(0.16)	0.45	0.19
Total income from investment operations	(0.02)	0.11	0.45	(0.04)	0.60	0.39
Redemption fees	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]
Less dividends/distributions:
From net investment income	(0.10)	(0.24)	(0.18)	(0.18)	(0.18)	(0.37)
Net asset value, end of period	$8.90	$9.02	$9.15	$8.88	$9.10	$8.68
Total investment return[2]	(0.21)%	1.19%	5.30%	(0.55)%	7.01%	4.60%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.34%[4]	2.36%	2.28%	2.02%	1.91%	1.92%
Expenses after fee waivers and/or expense reimbursement	1.14%[4]	1.14%	1.14%	1.14%	1.14%	1.14%
Net investment income	1.20%[4]	1.09%	1.38%	1.29%	1.70%	2.27%
Supplemental data:
Net assets, end of period (000's)	$1,212	$1,268	$1,435	$1,724	$2,187	$2,175
Portfolio turnover rate	430%	744%	506%	374%	509%	400%

less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

4  Annualized.

See accompanying notes to financial statements.

UBS Municipal Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A		Class C
	For the six months ended December 31, 2015 (unaudited)	For the period ended June 30, 2015[3]	For the six months ended December 31, 2015 (unaudited)	For the period ended June 30, 2015[3]
Net asset value, beginning of period	$9.94	$10.00	$9.94	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.08	0.09	0.06	0.06
Net realized and unrealized gain (loss)	0.27	(0.06)	0.25	(0.06)
Total income from investment operations	0.35	0.03	0.31	0.00[4]
Less dividends/distributions:
From net investment income	(0.10)	(0.09)	(0.07)	(0.06)
Net asset value, end of period	$10.19	$9.94	$10.18	$9.94
Total investment return[2]	3.53%	0.30%	3.17%	0.03%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.28%[5]	1.46%[5]	1.80%[5]	1.98%[5]
Expenses after fee waivers and/or expense reimbursement	0.65%[5]	0.65%[5]	1.15%[5]	1.14%[5]
Net investment income	1.67%[5]	1.43%[5]	1.17%[5]	0.94%[5]
Supplemental data:
Net assets, end of period (000's)	$13,160	$10,929	$4,137	$2,948
Portfolio turnover rate	58%	72%	58%	72%

	Class P
	For the six months ended December 31, 2015 (unaudited)	For the period ended June 30, 2015[3]
Net asset value, beginning of period	$9.94	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.10	0.10
Net realized and unrealized gain (loss)	0.25	(0.05)
Total income from investment operations	0.35	0.05
Less dividends/distributions:
From net investment income	(0.11)	(0.11)
Net asset value, end of period	$10.18	$9.94
Total investment return[2]	3.56%	0.45%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.04%[5]	1.23%[5]
Expenses after fee waivers and/or expense reimbursement	0.40%[5]	0.40%[5]
Net investment income	1.91%[5]	1.63%[5]
Supplemental data:
Net assets, end of period (000's)	$50,734	$46,993
Portfolio turnover rate	58%	72%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares.

3  For the period November 10, 2014 (commencement of operations) through June 30, 2015.

4  Amount represents less than $0.005 per share.

5  Annualized.

See accompanying notes to financial statements.

The UBS Funds

Notes to financial statements

1. Organization and significant accounting policies

The UBS Funds (the "Trust") is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 13, 1993. The trustees of the Trust have the authority to issue an unlimited number of shares of beneficial interest at a par value of $0.001 per share.

The Trust has 10 Funds available for investment, each having its own investment objectives and policies: UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Asset Growth Fund, UBS International Sustainable Equity Fund (formerly, UBS Global Sustainable Equity Fund), UBS U.S. Large Cap Equity Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Equity Opportunity Fund, UBS Fixed Income Opportunities Fund, UBS Core Plus Bond Fund and UBS Municipal Bond Fund (each a "Fund", and collectively, the "Funds").

Each of the Funds is classified as a "diversified" investment company with the exception of UBS Dynamic Alpha Fund and UBS Municipal Bond Fund which are classified as "non-diversified" for purposes of the 1940 Act. The Funds currently offer Class A, Class C and Class P shares. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing distribution and service charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its distribution and/or service plan, if any. Class P shares have no distribution or service plan.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Under certain circumstances, shareholders of the Funds may receive payment for redemptions in securities rather than in cash.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. Valuation of investments: Each Fund generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Funds do not price their shares, on most national holidays and Good Friday. To the extent that a Fund's assets are traded in other markets on days when the NYSE is not open, the value of a Fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which a Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

The UBS Funds

Notes to financial statements

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas), Inc.) ("UBS AM" or the "Advisor"), the investment advisor of the Funds. UBS AM is an indirect asset management subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in a Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Fund's Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

The UBS Funds

Notes to financial statements

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Board has delegated to the UBS AM Global Valuation Committee ("GVC") the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The GVC is comprised of representatives of management.

The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds' investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds' own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of each Fund's Portfolio of investments.

In May 2015, FASB issued Accounting Standards Update No. 2015-07, Fair Value Measurement (Topic 820): "Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)" ("ASU 2015-07"). The modification removes the requirement to categorize within the fair value hierarchy all investments

The UBS Funds

Notes to financial statements

for which fair value is measured using the NAV per share practical expedient. ASU 2015-07 is effective for annual reporting periods beginning after December 15, 2015 and interim periods within those fiscal periods. Management is currently evaluating the implications of this change and their impact on the financial statements and disclosures.

The provisions of ASC Topic 815 "Derivatives and Hedging" ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts, swaptions and options written entered into by a Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of December 31, 2015 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of December 31, 2015, the Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. Certain Funds may be sellers of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements). The volume of derivatives as disclosed in each Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the period ended December 31, 2015.

Disclosure of derivatives by underlying risk for each Fund as of and for the period ended December 31, 2015 is as follows:

Asset derivatives1

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
UBS Dynamic Alpha Fund
Forward foreign currency contracts	$—	$—	$—	$1,063,711	$1,063,711
Futures contracts	814,110	1,069,959	—	—	1,884,069
Options purchased	—	5,763,437	—	—	5,763,437
Swap agreements	5,990,939	—	12,474	—	6,003,413
Total value	$6,805,049	$6,833,396	$12,474	$1,063,711	$14,714,630

The UBS Funds

Notes to financial statements

Liability derivatives2

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
UBS Dynamic Alpha Fund
Forward foreign currency contracts	$—	$—	$—	$(680,179)	$(680,179)
Futures contracts	(10,273)	(895,114)	—	—	(905,387)
Swap agreements	(4,754,905)	—	(713,357)	—	(5,468,262)
Total value	$(4,765,178)	$(895,114)	$(713,357)	$(680,179)	$(7,053,828)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, at value, outstanding OTC swap agreements are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

2  In the Statement of assets and liabilities, outstanding swap agreements are shown within outstanding OTC swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Activities in derivative instruments during the period ended December 31, 2015, were as follows:

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
UBS Dynamic Alpha Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$—	$5,995,233	$5,995,233
Futures contracts	(1,223,719)	(15,451,006)	—	—	(16,674,725)
Options purchased[2]	(5,029)	(767,755)	—	—	(772,784)
Options written	—	(6,071,281)	—	—	(6,071,281)
Swap agreements	(964,794)	—	20,000	—	(944,794)
Total net realized gain (loss)	$(2,193,542)	$(22,290,042)	$20,000	$5,995,233	$(18,468,351)
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$—	$(667,172)	$(667,172)
Futures contracts	632,968	1,931,719	—	—	2,564,687
Options purchased[2]	—	(1,789,559)	—	—	(1,789,559)
Options written	—	430,590	—	—	430,590
Swap agreements	883,702	—	(591,567)	—	292,135
Total change in net unrealized appreciation/depreciation	$1,516,670	$572,750	$(591,567)	$(667,172)	$830,681

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted.

2  Statement of operations location: Realized and unrealized gain (loss) is included in net realized gain (loss) on investments and change in unrealized appreciation/depreciation on investments.

3  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted.

The UBS Funds

Notes to financial statements

Asset derivatives1

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
UBS Global Allocation Fund
Forward foreign currency contracts	$—	$—	$—	$951,382	$951,382
Futures contracts	351,739	1,459,193	—	—	1,810,932
Options purchased	—	1,585,611	—	—	1,585,611
Swap agreements	—	—	1,004,243	—	1,004,243
Total value	$351,739	$3,044,804	$1,004,243	$951,382	$5,352,168

Liability derivatives2

	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Allocation Fund
Forward foreign currency contracts	$—	$—	$(333,550)	$(333,550)
Futures contracts	(219,743)	(1,617,539)	—	(1,837,282)
Total value	$(219,743)	$(1,617,539)	$(333,550)	$(2,170,832)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, at value, outstanding OTC swap agreements are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

2  In the Statement of assets and liabilities, forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Activities in derivative instruments during the period ended December 31, 2015, were as follows:

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
UBS Global Allocation Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$—	$3,319,483	$3,319,483
Futures contracts	396,575	(1,799,735)	—	—	(1,403,160)
Options purchased[2]	—	(3,498,754)	—	—	(3,498,754)
Swap agreements	—	—	460,070	(2,791)	457,279
Total net realized gain (loss)	$396,575	$(5,298,489)	$460,070	$3,316,692	$(1,125,152)
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$—	$(21,683)	$(21,683)
Futures contracts	610,743	3,062,757	—	—	3,673,500
Options purchased[2]	—	98,898	—	—	98,898
Swap agreements	—	—	(467,168)	—	(467,168)
Total change in net unrealized appreciation/depreciation	$610,743	$3,161,655	$(467,168)	$(21,683)	$3,283,547

1  Statement of operations location: Net realized gain (loss) on futures contracts, swap agreements and forward foreign currency contracts, unless otherwise noted.

2  Statement of operations location: Realized and unrealized gain (loss) is included in net realized gain (loss) on investments and change in unrealized appreciation/depreciation on investments.

The UBS Funds

Notes to financial statements

3  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, swap agreements and forward foreign currency contracts, unless otherwise noted.

Asset derivatives1

	Equity risk	Foreign exchange risk	Total
UBS Asset Growth Fund
Futures contracts	$375,069	$17,672	$392,741

Liability derivatives2

	Equity risk	Foreign exchange risk	Total
UBS Asset Growth Fund
Futures contracts	$(35,117)	$(38,984)	$(74,101)

1  In the Statement of assets and liabilities, futures contracts are reported in the table above using cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

2  In the Statement of assets and liabilities, futures contracts are reported in the table above using cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Activities in derivative instruments during the period ended December 31, 2015, were as follows:

	Equity risk	Foreign exchange risk	Total
UBS Asset Growth Fund
Net realized gain (loss)[1]
Futures contracts	$(3,202,232)	$(69,175)	$(3,271,407)
Total net realized loss	$(3,202,232)	$(69,175)	$(3,271,407)
Change in net unrealized appreciation/depreciation[2]
Futures contracts	$619,021	$(33,165)	$585,856
Total change in net unrealized appreciation/depreciation	$619,021	$(33,165)	$585,856

1  Statement of operations location: Net realized gain (loss) on futures contracts, unless otherwise noted.

2  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts.

Asset derivatives1

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Fixed Income Opportunities Fund
Forward foreign currency contracts	$—	$—	$36,675	$36,675
Futures contracts	15,820	—	—	15,820
Options purchased	427,632	41,014	17,116	485,762
Swap agreements	1,218,817	164,005	—	1,382,822
Total value	$1,662,269	$205,019	$53,791	$1,921,079

The UBS Funds

Notes to financial statements

Liability derivatives2

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Fixed Income Opportunities Fund
Forward foreign currency contracts	$—	$—	$(57,385)	$(57,385)
Futures contracts	(94,753)	—	—	(94,753)
Options written	(26,365)	(51,566)	(34,999)	(112,930)
Swap agreements	(1,771,316)	(348,162)	—	(2,119,478)
Total value	$(1,892,434)	$(399,728)	$(92,384)	$(2,384,546)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, at value, outstanding OTC swap agreements are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts and centrally cleared swaps are reported at value, as reported in the futures contracts and centrally cleared swap tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts and Variation margin on centrally cleared swap agreements.

2  In the Statement of assets and liabilities, options written and outstanding OTC swap agreements are shown within options written and outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts and centrally cleared swaps are reported at value, as reported in the futures contracts and centrally cleared swap tables in the Portfolio of investments, but only the unpaid variation margin is reported within the statement of assets and liabilities within Variation margin on futures contracts and Variation margin on centrally cleared swap agreements.

Activities in derivative instruments during the period ended December 31, 2015, were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Fixed Income Opportunities Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$43,673	$43,673
Futures contracts	1,209,198	—	—	1,209,198
Options purchased[2]	(1,697,075)	(28,415)	(14,924)	(1,740,414)
Options written	212,545	76,229	4,228	293,002
Swap agreements	(1,201,304)	(47,209)	37,903	(1,210,610)
Total net realized gain (loss)	$(1,476,636)	$605	$70,880	$(1,405,151)
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$23,460	$23,460
Futures contracts	(39,624)	—	—	(39,624)
Options purchased[2]	(64,832)	(14,040)	(12,484)	(91,356)
Options written	(77,309)	27,673	13,035	(36,601)
Swap agreements	531,671	171,936	(24,305)	679,302
Total change in net unrealized appreciation/depreciation	$349,906	$185,569	$(294)	$535,181

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted.

2  Statement of operations location: Realized and unrealized gain (loss) is included in net realized gain (loss) on investments and change in unrealized appreciation/depreciation on investments.

3  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted.

The UBS Funds

Notes to financial statements

Asset derivatives1

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Core Plus Bond Fund
Forward foreign currency contracts	$—	$—	$17,271	$17,271
Futures contracts	3,914	—	—	3,914
Options purchased	162	2,674	17,547	20,383
Swap agreements	7,741	23,874	—	31,615
Total value	$11,817	$26,548	$34,818	$73,183

Liability derivatives2

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Core Plus Bond Fund
Futures contracts	$(13,485)	$—	$—	$(13,485)
Options written	(23,238)	(7,439)	(31,100)	(61,777)
Swap agreements	—	(62,848)	—	(62,848)
Total value	$(36,723)	$(70,287)	$(31,100)	$(138,110)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, at value, outstanding OTC swap agreements are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts and centrally cleared swaps are reported at value, as reported in the futures contracts and centrally cleared swap tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts and Variation margin on centrally cleared swap agreements.

2  In the Statement of assets and liabilities, options written and outstanding OTC swap agreements are shown within options written and outstanding swap agreements, at value. Futures contracts are reported in the table above using cumulative depreciation of futures contracts and centrally cleared swaps are reported at value, as reported in the futures contracts and centrally cleared swap tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts and Variation margin on centrally cleared swap agreements.

Activities in derivative instruments during the period ended December 31, 2015, were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Core Plus Bond Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$(5,351)	$(5,351)
Futures contracts	23,473	—	—	23,473
Options purchased[2]	109	(12,424)	28,339	16,024
Options written	—	25,162	13,902	39,064
Swap agreements	132,996	32,257	—	165,253
Total net realized gain	$156,578	$44,995	$36,890	$238,463
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$4,617	$4,617
Futures contracts	1,392	—	—	1,392
Options purchased[2]	(488)	(3,607)	(20,229)	(24,324)
Options written	4,224	9,567	932	14,723
Swap agreements	(132,788)	(25,001)	—	(157,789)
Total change in net unrealized appreciation/depreciation	$(127,660)	$(19,041)	$(14,680)	$(161,381)

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted.

The UBS Funds

Notes to financial statements

2  Statement of operations location: Realized and unrealized gain (loss) is included in net realized gain (loss) on investments and change in unrealized appreciation/depreciation on investments.

3  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted.

UBS Municipal Bond Fund had net realized loss of $18,391 on futures contracts related to interest rate risk and net change in unrealized depreciation of $93,722 on futures contracts related to interest rate risk.

The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

The provisions of ASC Topic 210 "Disclosures about Offsetting Assets and Liabilities" require disclosure on the offsetting of financial assets and liabilities. The offsetting disclosures are limited to derivatives, repurchase and reverse repurchase agreements, and security lending and borrowing transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement ("MNA") or similar agreement. Tables are not presented below for any funds which only hold derivatives which are not subject to offsetting under ASC Topic 210.

UBS Dynamic Alpha Fund

Derivative financial instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	1,063,711	(680,179)
Futures contracts[1]	1,884,069	(905,387)
Options purchased	5,763,437	—
Swap agreements	6,003,413	(5,468,262)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	14,714,630	(7,053,828)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(7,647,506)	905,387
Total gross amount of assets and liabilities subject to MNA or similar agreements	7,067,124	(6,148,441)

1  Includes cumulative appreciation/depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported with the Statement of assets and liabilities within Variation margin on futures contracts.

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of December 31, 2015.

Counterparty	Gross amount of assets ($)	Financial instruments and derivatives available for offset ($)	Collateral received ($)	Net amount of assets ($)
BB	1,153	—	—	1,153
CIBC	585,186	(436,749)	—	148,437
GSI	5,990,939	(135,258)	—	5,855,681
JPMCB	355,773	(355,773)	—	—
SSB	134,073	—	—	134,073
Total	7,067,124	(927,780)	—	6,139,344

The UBS Funds

Notes to financial statements

Counterparty	Gross amount of liabilities ($)	Financial instruments and derivatives available for offset ($)	Collateral pledged ($)	Net amount of liabilities ($)
CIBC	(436,749)	436,749	—	—
CITI	(87,585)	—	—	(87,585)
DB	(4,754,905)	—	—	(4,754,905)
GSI	(135,258)	135,258	—	—
JPMCB	(733,944)	355,773	—	(378,171)
Total	(6,148,441)	927,780	—	(5,220,661)

UBS Global Allocation Fund

Derivative financial instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	951,382	(333,550)
Futures contracts[1]	1,810,932	(1,837,282)
Options purchased	1,585,611	—
Swap agreements[1]	1,004,243	—
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	5,352,168	(2,170,832)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(4,400,786)	1,837,282
Total gross amount of assets and liabilities subject to MNA or similar agreements	951,382	(333,550)

1  Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported with the Statement of assets and liabilities within Variation margin on futures contracts and centrally cleared swap agreements, respectively.

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of December 31, 2015.

Counterparty	Gross amount of assets ($)	Financial instruments and derivatives available for offset ($)	Collateral received ($)	Net amount of assets ($)
BB	57,172	—	—	57,172
CSI	533,630	—	—	533,630
GSI	53,284	(47,280)	—	6,004
JPMCB	295,853	(283,327)	—	12,526
SSB	11,443	(2,943)	—	8,500
Total	951,382	(333,550)	—	617,832
Counterparty	Gross amount of liabilities ($)	Financial instruments and derivatives available for offset ($)	Collateral pledged ($)	Net amount of liabilities ($)
GSI	(47,280)	47,280	—	—
JPMCB	(283,327)	283,327	—	—
SSB	(2,943)	2,943	—	—
Total	(333,550)	333,550	—	—

The UBS Funds

Notes to financial statements

UBS Fixed Income Opportunities Fund

Derivative financial instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	36,675	(57,385)
Futures contracts[1]	15,820	(94,753)
Options purchased	485,762	—
Options written	—	(112,930)
Swap agreements[1]	1,382,822	(2,119,478)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	1,921,079	(2,384,546)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(518,998)	1,318,269
Total gross amount of assets and liabilities subject to MNA or similar agreements	1,402,081	(1,066,277)

1  Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported with the Statement of assets and liabilities within Variation margin on futures contracts and centrally cleared swap agreements, respectively.

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of December 31, 2015.

Counterparty	Gross amount of assets ($)	Financial instruments and derivatives available for offset ($)	Collateral received ($)	Net amount of assets ($)
BB	161,181	(48,298)	—	112,883
CIBC	1,306	—	—	1,306
CITI	62,567	(39,268)	—	23,299
CSI	165,374	(165,374)	—	—
GSI	218	(218)	—	—
JPMCB	818,438	(282,847)	—	535,591
MLI	176,407	(56,713)	—	119,694
MSC	16,590	(16,590)	—	—
Total	1,402,081	(609,308)	—	792,773
Counterparty	Gross amount of liabilities ($)	Financial instruments and derivatives available for offset ($)	Collateral pledged ($)	Net amount of liabilities ($)
BB	(48,298)	48,298	—	—
CITI	(39,268)	39,268	—	—
CSI	(232,675)	165,374	—	(67,301)
DB	(2,133)	—	—	(2,133)
GSI	(20,962)	218	—	(20,744)
JPMCB	(282,847)	282,847	—	—
MLI	(56,713)	56,713	—	—
MSC	(383,381)	16,590	—	(366,791)
Total	(1,066,277)	609,308	—	(456,969)

The UBS Funds

Notes to financial statements

UBS Core Plus Bond Fund

Derivative financial instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	17,271	—
Futures contracts[1]	3,914	(13,485)
Options purchased	20,383	—
Options written	—	(61,777)
Swap agreements[1]	31,615	(62,848)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	73,183	(138,110)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(11,817)	50,567
Total gross amount of assets and liabilities subject to MNA or similar agreements	61,366	(87,543)

1  Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported with the Statement of assets and liabilities within Variation margin on futures contracts and centrally cleared swap agreements, respectively.

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of December 31, 2015.

Counterparty	Gross amount of assets ($)	Financial instruments and derivatives available for offset ($)	Collateral received ($)	Net amount of assets ($)
CIBC	1,484	—	—	1,484
JPMCB	37,804	—	—	37,804
MLI	2,886	(2,886)	—	—
MSC	19,192	(19,192)	—	—
Total	61,366	(22,078)	—	39,288
Counterparty	Gross amount of liabilities ($)	Financial instruments and derivatives available for offset ($)	Collateral pledged ($)	Net amount of liabilities ($)
BB	(6,444)	—	—	(6,444)
DB	(995)	—	—	(995)
MLI	(36,796)	2,886	—	(33,910)
MSC	(43,308)	19,192	—	(24,116)
Total	(87,543)	22,078	—	(65,465)

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's Portfolio of investments footnotes.

C. Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

The UBS Funds

Notes to financial statements

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

D. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of a Fund's fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of a Fund's portfolio are presented at the foreign exchange rates at the end of a Fund's fiscal period, a Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

E. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of the securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund's custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the contract's full notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, a Fund's custodian or sub-custodian will place assets in a segregated account of the Fund, in an amount equal to the net amount owed (the unrealized loss) by the Fund. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of a Fund's commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as net unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by the Funds on contracts which have been sold or matured.

F. Futures contracts: The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realized gains. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent

The UBS Funds

Notes to financial statements

that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by a Fund, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

G. Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or short sell, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in the Fund's records in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities. At December 31, 2015, the Funds did not hold any TBA securities.

H. Swap agreements: Certain Funds may engage in swap agreements, including, but not limited to, interest rate, currency, total return, and credit default swap agreements. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Certain Funds may enter into currency swap agreements with another party in order to receive or pay amounts based on changes in currency exchange rates to protect themselves from or take advantage of exchange rate fluctuations. A Fund utilizes currency swaps to earn income and enhance returns as well as to manage the risk profile of the Fund. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified currency exchange rate(s) for a specified amount. Currency swap agreements are subject to general market risk, liquidity risk, counterparty risk, foreign exchange risk and interest rate risk.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

The UBS Funds

Notes to financial statements

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, a Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, a Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, a Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will retain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, a Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in delivery of a security with a value other than had been anticipated (such as a party's right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement, which may exceed the amount of unrealized appreciation or depreciation reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of December 31, 2015 for which a Fund is the seller of protection are disclosed under the section "Credit default swaps on credit indices—sell protection", "Credit default swaps on sovereign issues—sell protection" and "Credit default swaps on corporate and sovereign issues—sell protection" in the Notes to Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as interest and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Only a limited number of transactions are currently eligible for clearing. Centrally cleared swaps, if any, are reported on the Statement of assets and liabilities based on variation margin receivable or payable, if any.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually

The UBS Funds

Notes to financial statements

entitled to receive. Therefore, a Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

A Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements in the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

I. Option writing: Certain Funds may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which a Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which a Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, a Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by a Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Funds trade and hold certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where a Fund would be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). The maximum payout for these contracts is limited to the number of put option contracts written and the related strike prices, respectively. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event. The maximum payout for UBS Fixed Income Opportunities Fund and UBS Core Plus Bond Fund was $3,826,749 and $2,377,539, respectively, at December 31, 2015.

J. Purchased options: Certain Funds may purchase put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific security, currency, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

The UBS Funds

Notes to financial statements

k. Short sales: UBS Dynamic Alpha Fund and UBS U.S. Small Cap Growth Fund may each enter into short sales whereby a Fund sells a security it generally does not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses in the Statement of operations. If a Fund shorts a security while holding a long position in the security (a "short against the box"), as the security price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security price rises. A Fund will realize a gain or loss upon closing of the short sale (returning the security to the lender by way of purchase or delivery of a long position owned). A Fund is liable to the lender for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense or liability of the Fund. Each Fund segregates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. Each Fund is charged a securities loan fee in connection with short sale transactions. There were no short sale transactions for UBS Dynamic Alpha Fund and UBS U.S. Small Cap Growth Fund during the period ended December 31, 2015.

L. Dividends and distributions: It is each Fund's (except UBS Core Plus Bond Fund and UBS Municipal Bond Fund) policy is to distribute its respective net investment income, if any, annually. Prior to December 31, 2015, it was UBS Fixed Income Opportunities Fund's policy to distribute its net investment income, if any, quarterly. Effective December 31, 2015, it is UBS Fixed Income Opportunities Fund's policy to distribute its net investment income, if any, annually. It is the policy of UBS Core Plus Bond Fund and UBS Municipal Bond Fund to distribute its respective net investment income, if any, monthly. It is each Fund's policy to distribute net realized capital gains, if any, annually. Dividends and distributions to shareholders are recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

M. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by a Fund to meet its obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investments in bonds with ratings of BB (Standard & Poor's Ratings Group) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predom-

The UBS Funds

Notes to financial statements

inately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

N. Commission recapture program: Certain Funds participate in a brokerage commission recapture program. Certain Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the period ended December 31, 2015, the following Funds recorded recaptured commissions which are reflected in the Statement of operations within the net realized gains (losses) on investments in unaffiliated issuers:

Fund	Amount
UBS Global Allocation Fund	$1,708
UBS Asset Growth Fund	327
UBS U.S. Large Cap Equity Fund	661
UBS U.S. Small Cap Growth Fund	1,602
UBS U.S. Equity Opportunity Fund	2,590

O. Redemption fees: Prior to August 3, 2015, each class of each series of The UBS Funds imposed a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exceptions. For purchases of shares on or after February 17, 2015, the redemption fee was calculated as a percentage of the amount redeemed within 30 days of purchase, if applicable. For purchases of shares on or after August 3, 2015, the redemption fee was eliminated.

This amount is paid to the applicable Fund, not the Advisor or UBS Asset Management (US) Inc., ("UBS AM (US)"). The redemption fees retained by the Funds are disclosed in the Statement of changes in net assets. For the period ended December 31, 2015, redemption fees for each Fund amounted to less than $0.01 per share and less than 0.01% of average net assets.

2. Investment advisory fees and other transactions with affiliates

The Advisor, a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

	$0 to $500 mm		$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $4.0 billion	$4.0 billion and over
UBS Dynamic Alpha Fund	0.850%		0.800%	0.750%	0.725%	0.700%	0.680%
Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $3.0 billion	$3.0 billion to $6.0 billion	$6.0 billion and over
UBS Global Allocation Fund	0.800%	0.750%	0.700%	0.675%	0.650%	0.630%	0.610%
UBS Asset Growth Fund	0.950	0.950	0.950	0.950	0.950	0.950	0.950

The UBS Funds

Notes to financial statements

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion and over
UBS International Sustainable Equity Fund	0.800%	0.750%	0.700%	0.675%	0.650%
UBS U.S. Large Cap Equity Fund	0.700	0.650	0.600	0.575	0.550
UBS U.S. Small Cap Growth Fund	0.850	0.850	0.825	0.825	0.825
UBS U.S. Equity Opportunity Fund	0.700	0.650	0.600	0.575	0.550
UBS Fixed Income Opportunities Fund	0.650	0.650	0.650	0.650	0.650
UBS Core Plus Bond Fund	0.500	0.475	0.450	0.425	0.400
UBS Municipal Bond Fund	0.400	0.400	0.400	0.400	0.400

For UBS Global Allocation Fund, UBS International Sustainable Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Equity Opportunity Fund, UBS Core Plus Bond Fund and UBS Municipal Bond Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Funds' operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed the expense limit of each class of shares as indicated in the following table. For UBS Dynamic Alpha Fund, UBS Asset Growth Fund and UBS Fixed Income Opportunities Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) to the extent necessary so that each Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) do not exceed the expense limit of each class of shares as indicated in the following table. Investment advisory fees, including the dollar amount waived or reimbursed, for the period ended December 31, 2015, were as follows:

Fund	Class A expense cap	Class C expense cap	Class P expense cap	Amount due to or (due from) advisor	Advisory fees incurred	Fees waived/ expenses reimbursed
UBS Dynamic Alpha Fund	1.35%	2.10%	1.10%	$175,347	$1,295,590	$132,805
UBS Global Allocation Fund	1.35	2.10	1.10	313,511	1,932,978	16,249
UBS Asset Growth Fund	1.40	2.15	1.15	(3,403)	110,976	124,664
UBS International Sustainable Equity Fund	1.25	2.00	1.00	(4,386)	103,711	134,506
UBS U.S. Large Cap Equity Fund	1.20	1.95	0.95	6,724	135,886	102,878
UBS U.S. Small Cap Growth Fund	1.24	1.99	0.99	109,072	963,738	176,118
UBS U.S. Equity Opportunity Fund	1.20	1.95	0.95	6,132	151,826	113,224
UBS Fixed Income Opportunities Fund	0.95	1.45	0.70	(15,238)	101,722	187,032
UBS Core Plus Bond Fund	0.64	1.14	0.39	(12,604)	82,961	163,054
UBS Municipal Bond Fund	0.65	1.15	0.40	(11,545)	119,484	190,250

For UBS U.S. Small Cap Growth Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so the Fund's operating expenses do not exceed the amounts above. Prior to March 27, 2015, the fees were not to exceed 1.40% for Class A shares, 2.15% for Class C shares and 1.15% for Class P shares.

Each Fund, except for UBS International Sustainable Equity Fund, will reimburse the Advisor for expenses it waives or reimburses for a period of three years following such expense waivers or reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund. The expenses waived or reimbursed for the period ended December 31, 2015 are subject to repayment through June 30, 2019.

The UBS Funds

Notes to financial statements

At December 31, 2015, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2016	Expires June 30, 2017	Expires June 30, 2018	Expires June 30, 2019
UBS Dynamic Alpha Fund—Class A	$394,164	$137,169	$148,450	$78,494	$30,051
UBS Dynamic Alpha Fund—Class C	147,756	43,675	40,482	43,534	20,065
UBS Dynamic Alpha Fund—Class P	285,909	9,404	28,343	165,473	82,689
UBS Global Allocation Fund—Class C	16,249	—	—	—	16,249
UBS Asset Growth Fund—Class A	531,021	142,026	185,685	138,988	64,322
UBS Asset Growth Fund—Class C	208,428	49,000	63,371	63,424	32,633
UBS Asset Growth Fund—Class P	97,321	8,723	13,837	47,052	27,709
UBS U.S. Large Cap Equity Fund—Class A	75,752	8,181	7,993	33,158	26,420
UBS U.S. Large Cap Equity Fund—Class C	22,715	2,443	3,730	9,467	7,075
UBS U.S. Large Cap Equity Fund—Class P	265,761	46,013	55,550	94,815	69,383
UBS U.S. Small Cap Growth Fund—Class A	184,584	48,524	20,513	59,130	56,417
UBS U.S. Small Cap Growth Fund—Class C	18,460	4,478	2,856	5,493	5,633
UBS U.S. Small Cap Growth Fund—Class P	173,182	—	—	59,114	114,068
UBS U.S. Equity Opportunity Fund—Class A	717,046	222,296	198,607	199,968	96,175
UBS U.S. Equity Opportunity Fund—Class C	85,110	26,132	24,001	24,015	10,962
UBS U.S. Equity Opportunity Fund—Class P	35,640	9,566	7,855	12,132	6,087
UBS Fixed Income Opportunities Fund—Class A	551,504	171,521	258,703	89,922	31,358
UBS Fixed Income Opportunities Fund—Class C	143,177	32,820	42,562	47,817	19,978
UBS Fixed Income Opportunities Fund—Class P	754,566	171,285	141,714	305,871	135,696
UBS Core Plus Bond Fund—Class A	155,930	58,776	52,584	28,417	16,153
UBS Core Plus Bond Fund—Class C	59,870	17,658	17,952	17,005	7,255
UBS Core Plus Bond Fund—Class P	925,172	250,241	248,075	287,210	139,646
UBS Municipal Bond Fund—Class A	72,374	—	—	35,220	37,154
UBS Municipal Bond Fund—Class C	22,647	—	—	10,331	12,316
UBS Municipal Bond Fund—Class P	361,134	—	—	220,354	140,780

Each Fund pays UBS AM a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the period ended December 31, 2015, the Funds owed and incurred administrative fees as follows:

Fund	Administrative fees owed	Administrative fees incurred
UBS Dynamic Alpha Fund	$18,368	$114,317
UBS Global Allocation Fund	30,768	181,239
UBS Asset Growth Fund	1,454	8,761
UBS International Sustainable Equity Fund	1,738	9,723
UBS U.S. Large Cap Equity Fund	2,629	14,559
UBS U.S. Small Cap Growth Fund	12,970	85,036
UBS U.S. Equity Opportunity Fund	2,785	16,267
UBS Fixed Income Opportunities Fund	1,884	11,737
UBS Core Plus Bond Fund	2,295	12,444
UBS Municipal Bond Fund	4,290	22,403

The Funds may invest in shares of certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the period ended December 31, 2015 have been included near the end of each Fund's Portfolio of investments.

The UBS Funds

Notes to financial statements

During the six months ended December 31, 2015, the Funds could invest in UBS Cash Management Prime Relationship Fund ("Cash Prime"). Cash Prime was offered as a cash management option only to mutual funds and certain other accounts. On November 20, 2015, the Board of Trustees approved changing the Funds' sweep option for uninvested balances from Cash Prime to JPMorgan U.S. Government Money Market Fund; the change went into effect on December 10, 2015. Distributions received from Cash Prime are reflected as affiliated income in the Statement of operations. Amounts relating to those investments for the six months ended December 31, 2015 have been included near the end of each Fund's Portfolio of investments.

Under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund, LLC ("Private Money Market"), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by the Advisor and is offered only to mutual funds and certain other accounts managed by the Advisor. UBS AM acts as managing member of Private Money Market and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. UBS AM may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are included in securities lending income in the Statement of operations. Amounts relating to those investments for the year ended December 31, 2015 have been included near the end of each Fund's Portfolio of investments.

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the period ended December 31, 2015, were as follows:

Fund	UBS AG
UBS Global Allocation Fund	$593
UBS Asset Growth Fund	192
UBS International Sustainable Equity Fund	2,002
UBS U.S. Large Cap Equity Fund	64
UBS U.S. Small Cap Growth Fund	120
UBS U.S. Equity Opportunity Fund	11

3. Distribution and service plans

UBS AM (US) is the principal underwriter of each Fund's shares. The Trust has adopted distribution and/or service plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A and Class C. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A and Class C. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A	Class C
UBS Dynamic Alpha Fund	0.25%	1.00%
UBS Global Allocation Fund	0.25	1.00
UBS Asset Growth Fund	0.25	1.00
UBS International Sustainable Equity Fund	0.25	1.00
UBS U.S. Large Cap Equity Fund	0.25	1.00
UBS U.S. Small Cap Growth Fund	0.25	1.00
UBS U.S. Equity Opportunity Fund	0.25	1.00
UBS Fixed Income Opportunities Fund	0.25	0.75
UBS Core Plus Bond Fund	0.25	0.75
UBS Municipal Bond Fund	0.25	0.75

The UBS Funds

Notes to financial statements

UBS AM (US) also receives the proceeds of the initial sales charges paid upon purchases of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A and Class C. At December 31, 2015, certain Funds owed UBS AM (US) distribution and service fees, and for the period ended December 31, 2015, certain Funds were informed by UBS AM (US) that it had earned sales charges as follows:

Fund	Distribution and service fees owed	Sales charges earned
UBS Dynamic Alpha Fund—Class A	$17,115	$552
UBS Dynamic Alpha Fund—Class C	30,616	54
UBS Global Allocation Fund—Class A	47,982	13,678
UBS Global Allocation Fund—Class C	117,901	8
UBS Asset Growth Fund—Class A	2,489	1,263
UBS Asset Growth Fund—Class C	5,010	—
UBS International Sustainable Equity Fund—Class A	1,441	1,897
UBS International Sustainable Equity Fund—Class C	2,364	150
UBS U.S. Large Cap Equity Fund—Class A	2,095	1,217
UBS U.S. Large Cap Equity Fund—Class C	1,999	—
UBS U.S. Small Cap Growth Fund—Class A	9,150	2,621
UBS U.S. Small Cap Growth Fund—Class C	4,518	—
UBS U.S. Equity Opportunity Fund—Class A	7,989	812
UBS U.S. Equity Opportunity Fund—Class C	3,357	—
UBS Fixed Income Opportunities Fund—Class A	1,086	—
UBS Fixed Income Opportunities Fund—Class C	2,018	—
UBS Core Plus Bond Fund—Class A	1,094	—
UBS Core Plus Bond Fund—Class C	800	—
UBS Municipal Bond Fund—Class A	2,822	15,341
UBS Municipal Bond Fund—Class C	2,713	900

4. Transfer agency and related services fees

UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from BNY Mellon Investment Servicing ("BNY Mellon"), as each Fund's transfer agent, and is compensated for these services by BNY Mellon, not the Funds.

For the period ended December 31, 2015, UBS Financial Services Inc. received from BNY Mellon, not the Funds, total service fees as follows:

Fund	Amount paid
UBS Dynamic Alpha Fund	$35,549
UBS Global Allocation Fund	67,463
UBS Asset Growth Fund	2,325
UBS International Sustainable Equity Fund	1,810
UBS U.S. Large Cap Equity Fund	1,137
UBS U.S. Small Cap Growth Fund	4,035
UBS U.S. Equity Opportunity Fund	5,068
UBS Fixed Income Opportunities Fund	4,609
UBS Core Plus Bond Fund	710
UBS Municipal Bond Fund	2,662

The UBS Funds

Notes to financial statements

5. Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. A Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees.

Cash collateral received is invested in Private Money Market, which is included in each Fund's Portfolio of investments. At December 31, 2015, the following Funds loaned securities to certain qualified broker-dealers, with the Funds' custodian acting as the Funds' lending agent. The value of loaned securities and related collateral at December 31, 2015 was as follows:

Fund	Market value of securities loaned	Market value of collateral recevied from securities loaned	Market value of investments of cash collateral received	Market value of non-cash collateral received	Security type held as non-cash collateral
UBS Dynamic Alpha Fund	$19,833,278	$20,262,206	$ 2,051,165	$18,211,041	US Treasury Securities & Corporate Notes
UBS Global Allocation Fund	28,466,289	29,105,879	24,501,707	4,604,172	US Treasury Securities & Common Stock
UBS Asset Growth Fund	1,703,003	1,739,652	1,739,652	—	—
UBS International Sustainable Equity Fund	1,169,301	1,229,986	1,229,986	—	—
UBS U.S. Large Cap Equity Fund	2,768,284	2,846,580	2,846,580	—	—
UBS U.S. Small Cap Growth Fund	19,580,597	20,101,825	19,847,673	254,152	Common Stock
UBS U.S. Equity Opportunity Fund	2,667,684	2,749,712	2,692,994	56,718	Common Stock
UBS Core Plus Bond Fund	1,600,811	1,633,556	9,480	1,624,076	US Treasury Securities & Corporate Notes

Pursuant to Accounting Standards Update No. 2014-11, Transfers & Servicing (Topic 860), the table below represents the disaggregation at December 31, 2015 of the gross amount of recognized liabilities for securities lending transactions. As the securities loaned are subject to termination by the Funds or the borrower at any time, the remaining contractual maturities of the transactions presented below are considered to be overnight and continuous.

The UBS Funds

Notes to financial statements

	Type of securities loaned		Total gross amount of recognized liabilities for
Fund	Equity securities	Corporate notes	securities lending transactions
UBS Dynamic Alpha Fund	$—	$2,051,165	$2,051,165
UBS Global Allocation Fund	24,501,707	—	24,501,707
UBS Asset Growth Fund	1,739,652	—	1,739,652
UBS International Sustainable Equity Fund	1,229,986	—	1,229,986
UBS U.S. Large Cap Equity Fund	2,846,580	—	2,846,580
UBS U.S. Small Cap Growth Fund	19,847,673	—	19,847,673
UBS U.S. Equity Opportunity Fund	2,692,994	—	2,692,994
UBS Core Plus Bond Fund	—	9,480	9,480

6. Purchases and sales of securities

For the period ended December 31, 2015, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Dynamic Alpha Fund	$36,729,746	$33,524,453
UBS Global Allocation Fund	98,630,870	98,876,913
UBS Asset Growth Fund	10,455,904	12,289,179
UBS International Sustainable Equity Fund	23,962,345	21,583,171
UBS U.S. Large Cap Equity Fund	11,322,237	10,700,926
UBS U.S. Small Cap Growth Fund	135,458,552	127,586,185
UBS U.S. Equity Opportunity Fund	25,200,668	27,724,107
UBS Fixed Income Opportunities Fund	8,788,938	14,208,997
UBS Core Plus Bond Fund	105,691,375	99,613,177
UBS Municipal Bond Fund	31,514,324	32,530,924

For the period ended December 31, 2015, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds
UBS Global Allocation Fund	$23,675,365	$29,039,937
UBS Fixed Income Opportunities Fund	10,862,660	10,852,584
UBS Core Plus Bond Fund	33,833,011	37,216,029

7. Federal income taxes

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The UBS Funds

Notes to financial statements

The tax character of distributions paid during the fiscal year ended June 30, 2015 were as follows:

	2015
Fund	Distributions paid from tax-exempt income	Distributions paid from ordinary income	Distributions paid from net long-term gains	Total distributions paid
UBS Dynamic Alpha Fund	$—	$11,546,315	$—	$11,546,315
UBS Global Allocation Fund	—	—	—	—
UBS Asset Growth Fund	—	—	—	—
UBS International Sustainable Equity Fund	—	315,763	—	315,763
UBS U.S. Large Cap Equity Fund	—	1,034,949	—	1,034,949
UBS U.S. Small Cap Growth Fund	—	11,549,217	31,619,947	43,169,164
UBS U.S. Equity Opportunity Fund	—	20,003	—	20,003
UBS Fixed Income Opportunities Fund	—	1,010,566	—	1,010,566
UBS Core Plus Bond Fund	—	1,034,143	—	1,034,143
UBS Municipal Bond Fund	525,283	1,343	792	527,418

The tax character of distributions paid and components of accumulated earnings (deficit) on a tax basis current fiscal year will be determined after the Trust's fiscal year ending June 30, 2016.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Funds after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. These carryforwards are available as a reduction, to the extent provided in regulations, of future realized capital gains. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2015, the following Funds had post-enactment net capital losses that will be carried forward indefinitely, as follows:

Fund	Short-term losses	Long-term losses	Net capital losses
UBS Core Plus Bond Fund	$35,412	$—	$35,412
UBS Fixed Income Opportunities Fund	3,770,097	—	3,770,097

At June 30, 2015, the following Funds had pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration Dates
Fund	June 30, 2017	June 30, 2018	June 30, 2019
UBS Dynamic Alpha Fund	$103,495,364	$202,927,795	$46,428,719
UBS Global Allocation Fund	91,445,433	862,762,158	—
UBS Asset Growth Fund	11,720,453	9,543,610	3,269,324
UBS International Sustainable Equity Fund	—	8,647,665	—
UBS U.S. Large Cap Equity Fund	—	81,277,823	—
UBS U.S. Equity Opportunity Fund	—	4,673,695	—
UBS Core Plus Bond Fund	2,127,033	32,070,048	—

The UBS Funds

Notes to financial statements

Qualified late year losses are deemed to arise on the first business day of a Fund's next taxable year. For the year ended June 30, 2015, the following Funds incurred and elected to defer qualified late year losses of the following:

		Post October Capital Loss
Fund	Late year ordinary loss	Short-term losses	Long-term losses
UBS Fixed Income Opportunities Fund	$—	$998,054	$—

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Funds have conducted an analysis and concluded, as of December 31, 2015, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is each Fund's policy to record any significant foreign tax exposures in the financial statements. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended December 31, 2015, the Funds did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes that will be paid by the Funds.

Each of the tax years in the four year period ended June 30, 2015, or since inception in the case of UBS Municipal Bond Fund, remains subject to examination by the Internal Revenue Service and state taxing authorities.

8. Line of credit

The Trust and certain other funds managed by UBS AM have entered into an agreement with JPMorgan Chase Bank to provide a $50 million committed line of credit to the Funds and certain other funds managed by UBS AM ("Committed Credit Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Under the Committed Credit Facility arrangement, each Fund has agreed to pay commitment fees, pro rata, based on the relative asset size of the Funds in the Committed Credit Facility. For the six months ended December 31, 2015, the following Funds had borrowings as follows:

Fund	Average daily borrowings	Number of days outstanding	Interest expense	Weighted average annualized interest rate
UBS International Sustainable Equity Fund	$4,850,000	1	$161	1.19%

At December 31, 2015, there were no borrowings outstanding.

The UBS Funds

Notes to financial statements

9. Shares of beneficial interest

For the period ended December 31, 2015, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Dynamic Alpha Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	119,281	$809,901	41,872	$260,315	3,108,977	$21,977,211
Shares repurchased	(1,392,303)	(9,396,248)	(1,575,548)	(9,972,305)	(6,292,497)	(43,204,504)
Dividends reinvested	373,973	2,404,649	139,684	845,085	888,345	5,809,775
Redemption fees	—	46	—	23	—	103
Net increase (decrease)	(899,049)	$(6,181,652)	(1,393,992)	$(8,866,882)	(2,295,175)	$(15,417,415)

UBS Global Allocation Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	140,321	$1,527,249	32,458	$344,865	320,487	$3,606,373
Shares repurchased	(1,619,991)	(17,805,052)	(1,114,040)	(11,830,177)	(1,511,409)	(16,926,206)
Dividends reinvested	453,933	4,861,626	193,128	2,016,252	242,806	2,653,869
Redemption fees	—	452	—	279	—	235
Net increase (decrease)	(1,025,737)	$(11,415,725)	(888,454)	$(9,468,781)	(948,116)	$(10,665,729)

UBS Asset Growth Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	26,460	$232,646	7,773	$66,502	14,696	$122,851
Shares repurchased	(108,043)	(940,195)	(23,384)	(193,241)	(40,290)	(335,305)
Dividends reinvested	5,601	44,806	—	—	4,134	33,072
Redemption fees	—	10	—	5	—	5
Net increase	(75,982)	$(662,733)	(15,611)	$(126,734)	(21,460)	$(179,377)

UBS International Sustainable Equity Fund (formerly, UBS Global Sustainable Equity Fund)

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	152,037	$1,346,258	52,699	$459,600	308,143	$2,669,616
Shares repurchased	(31,027)	(279,140)	(24,730)	(206,646)	(154,789)	(1,377,367)
Dividends reinvested	7,241	61,695	1,731	14,435	23,276	198,781
Redemption fees	—	—	—	—	—	—
Net increase (decrease)	128,251	$1,128,813	29,700	$267,389	176,630	$1,491,030

The UBS Funds

Notes to financial statements

UBS U.S. Large Cap Equity Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	25,093	$651,516	3,433	$89,643	135,915	$3,585,142
Shares repurchased	(21,340)	(564,482)	(14,388)	(360,325)	(93,862)	(2,575,711)
Dividends reinvested	4,705	122,708	431	10,793	16,972	443,987
Redemption fees	—	13	—	3	—	35
Net increase (decrease)	8,458	$209,755	(10,524)	$(259,886)	59,025	$1,453,453

UBS U.S. Small Cap Growth Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	511,234	$11,028,906	63,955	$1,155,550	3,191,134	$69,765,651
Shares repurchased	(647,578)	(13,476,360)	(33,213)	(624,664)	(2,874,926)	(63,889,704)
Dividends reinvested	159,734	3,063,699	25,184	414,279	501,288	10,301,465
Redemption fees	—	66	—	7	—	265
Net increase	23,390	$616,311	55,926	$945,172	817,496	$16,177,677

UBS U.S. Equity Opportunity Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	5,160	$51,641	3,109	$31,237	9,542	$99,441
Shares repurchased	(153,291)	(1,554,635)	(25,942)	(258,720)	(12,455)	(127,931)
Dividends reinvested	414	4,181	—	—	560	5,677
Redemption fees	—	—	—	—	—	—
Net increase (decrease)	(147,717)	$(1,498,813)	(22,833)	$(227,483)	(2,353)	$(22,813)

UBS Fixed Income Opportunities Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,585	$14,573			76,486	$687,010
Shares repurchased	(96,851)	(873,908)	(61,765)	$(553,517)	(542,637)	(4,852,086)
Dividends reinvested	1,486	13,291	95	850	9,266	82,896
Redemption fees	—	5	—	3	—	22
Net increase (decrease)	(93,780)	$(846,039)	(61,670)	$(552,664)	(456,885)	$(4,082,158)

UBS Core Plus Bond Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	330,718	$3,008,957	20,246	$182,765	179,469	$1,622,047
Shares repurchased	(15,257)	(138,117)	(25,885)	(233,921)	(219,334)	(1,981,954)
Dividends reinvested	2,747	24,746	1,238	11,113	47,229	425,142
Redemption fees	—	—	—	—	—	—
Net increase	318,208	$2,895,586	(4,401)	$(40,043)	7,364	$65,235

The UBS Funds

Notes to financial statements

UBS Municipal Bond Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	484,706	$4,873,802	127,771	$1,279,000	2,021,748	$20,360,970
Shares repurchased	(300,614)	(3,017,366)	(20,737)	(209,003)	(1,808,772)	(18,101,943)
Dividends reinvested	8,429	84,915	2,578	26,001	40,529	408,320
Redemption fees	—	—	—	—	—	—
Net increase (decrease)	192,521	$1,941,351	109,612	$1,095,998	253,505	$2,667,347

For the year ended June 30, 2015, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Dynamic Alpha Fund

	Class A		Class C		Class P*
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,653,702	$19,233,695	327,387	$2,236,501	19,709,662	$145,938,818
Shares repurchased	(17,334,381)	(125,723,664)	(1,147,281)	(7,836,630)	(5,042,353)	(37,243,078)
Dividends reinvested	404,482	2,871,827	176,586	1,179,595	875,769	6,323,050
Redemption fees	—	1,269	—	614	—	1,914
Net increase (decrease)	(14,276,197)	$(103,616,873)	(643,308)	$(4,419,920)	15,543,078	$115,020,704

UBS Global Allocation Fund

	Class A		Class C		Class P*
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,219,630	$13,777,786	98,989	$1,087,450	5,659,081	$63,603,807
Shares repurchased	(8,400,345)	(93,015,757)	(2,933,162)	(31,943,506)	(6,352,786)	(72,493,782)
Redemption fees	—	5,031	—	3,244	—	2,997
Net decrease	(7,180,715)	$(79,232,940)	(2,834,173)	$(30,852,812)	(693,705)	$(8,886,978)

UBS Asset Growth Fund

	Class A		Class C		Class P*
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	34,459	$319,883	30,223	$283,110	545,878	$5,099,518
Shares repurchased	(1,041,774)	(9,722,330)	(129,143)	(1,171,762)	(116,706)	(1,071,848)
Redemption fees	—	299	—	129	—	86
Net increase (decrease)	(1,007,315)	$(9,402,148)	(98,920)	$(888,523)	429,172	$4,027,756

UBS International Sustainable Equity Fund (formerly, UBS Global Sustainable Equity Fund)

	Class A		Class C		Class P*
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	339,776	$3,133,639	119,703	$1,098,968	681,904	$6,087,329
Shares repurchased	(514,903)	(4,577,768)	(12,376)	(112,538)	(293,530)	(2,642,659)
Dividends reinvested	5,669	48,700	1,925	16,228	25,341	218,185
Redemption fees	—	296	—	100	—	811
Net increase (decrease)	(169,458)	$(1,395,133)	109,252	$1,002,758	413,715	$3,663,666

The UBS Funds

Notes to financial statements

UBS U.S. Large Cap Equity Fund

	Class A		Class C		Class P*
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	80,813	$2,085,076	16,194	$405,505	611,878	$15,749,199
Shares repurchased	(106,054)	(2,674,089)	(53,363)	(1,287,012)	(4,667,957)	(121,760,104)
Dividends reinvested	1,594	40,255	—	—	38,948	986,950
Redemption fees	—	892	—	238	—	6,923
Net decrease	(23,647)	$(547,866)	(37,169)	$(881,269)	(4,017,131)	$(105,017,032)

UBS U.S. Small Cap Growth Fund

	Class A		Class C		Class P*
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	596,836	$13,461,409	98,405	$2,008,231	1,516,069	$36,386,274
Shares repurchased in-kind	—	—	—	—	(3,163,806)	(71,312,188)
Shares repurchased	(599,282)	(13,845,210)	(38,574)	(776,498)	(1,583,410)	(38,793,957)
Dividends reinvested	267,579	5,506,787	36,995	667,385	1,632,666	35,706,413
Redemption fees	—	2,480	—	247	—	12,922
Net increase (decrease)	265,133	$5,125,466	96,826	$1,899,365	(1,598,481)	$(38,000,536)

UBS U.S. Equity Opportunity Fund

	Class A		Class C		Class P*
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	39,841	$389,888	870	$8,193	88,198	$846,732
Shares repurchased	(431,799)	(4,272,910)	(80,951)	(784,533)	(50,710)	(516,220)
Dividends reinvested	1,285	12,613	—	—	605	5,974
Redemption fees	—	1,137	—	130	—	56
Net increase (decrease)	(390,673)	$(3,869,272)	(80,081)	$(776,210)	38,093	$336,542

UBS Fixed Income Opportunities Fund

	Class A		Class C		Class P*
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	74,384	$704,345	3,857	$35,946	3,272,676	$31,473,009
Shares repurchased	(3,673,381)	(35,211,031)	(341,661)	(3,215,822)	(2,945,907)	(27,665,822)
Dividends reinvested	12,759	117,176	6,516	59,460	65,626	604,344
Redemption fees	—	145	—	100	—	687
Net increase (decrease)	(3,586,238)	$(34,389,365)	(331,288)	$(3,120,316)	392,395	$4,412,218

UBS Core Plus Bond Fund

	Class A		Class C		Class P*
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	20,818	$192,060	17,059	$157,313	755,738	$6,965,354
Shares repurchased	(135,037)	(1,243,314)	(36,713)	(335,472)	(470,235)	(4,330,916)
Dividends reinvested	6,668	61,203	3,420	31,253	99,953	915,764
Redemption fees	—	724	—	385	—	7,229
Net increase (decrease)	(107,551)	$(989,327)	(16,234)	$(146,521)	385,456	$3,557,431

The UBS Funds

Notes to financial statements

UBS Municipal Bond Fund

	Class A		Class C		Class P*
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,205,919	$12,084,838	299,920	$3,024,270	5,923,033	$59,428,930
Shares repurchased	(110,335)	(1,097,096)	(4,536)	(45,000)	(1,213,674)	(12,079,756)
Dividends reinvested	3,593	35,972	1,255	12,563	19,204	192,048
Redemption fees		788		229		4,432
Net increase	1,099,177	$11,024,502	296,639	$2,992,062	4,728,563	$47,545,654

*  Effective July, 28, 2014, Class Y shares were renamed Class P shares.

10. Contribution from Advisor

During the period ended December 31, 2015, the Advisor reimbursed UBS Dynamic Alpha Fund and UBS International Sustainable Equity Fund for trading errors in the amounts of $86,068 and $5,471, respectively.

During a review, the Financial Conduct Authority, a UK regulator, and the Advisor agreed that the Advisor paid for ineligible services, namely index data and certain market data services, out of equity dealing commissions for trades effected on behalf of the UBS Dynamic Alpha Fund and UBS Global Allocation Fund in the United Kingdom. As a result, during the period ended December 31, 2015, the Advisor reimbursed the UBS Dynamic Alpha Fund and UBS Global Allocation Fund $128,212 and $316,557, respectively, which was determined to be the value of the ineligible services paid for from the Funds' dealing commissions.

11. Subsequent event

On December 3, 2015 the Board of Trustees of The UBS Funds determined that it is in the best interests of the UBS US Equity Opportunity Fund (the "Fund") and its shareholders to liquidate and dissolve the Fund pursuant to a Plan of Liquidation (the "Plan"). The Plan provides that: (a) all the Fund's assets be converted into cash or cash equivalents or be otherwise liquidated and (b) the Fund distribute pro rata to its shareholders all of its existing assets, in a complete liquidation of the Fund. The liquidation is expected to be completed on or about March 16, 2016 (the "Liquidation Date"). On Liquidation Date, all shareholders will have their accounts liquidated and the proceeds will be delivered to them.

In connection with the liquidation, the Board approved, effective January 14, 2016, the closure of each class of the Fund to new investments, including new investors, additional purchases from existing investors and purchases for exchange from other funds. The Board also approved, effective January 14, 2016, the closure of each class of the Fund to reinvestments of dividends and distributions. Therefore, the Fund will no longer offer shares for purchase. The Fund reserves the right to change this policy at any time. Of course, shareholders will continue to be able to exchange or redeem their shares in accordance with the policies in the Prospectus.

Also in connection with the liquidation, effective January 14, 2016, (a) the investment advisory fee of 0.70% of average net assets is waived; (b) the annual Rule 12b-1 distribution fee of 0.75% of average net assets that is charged to the shareholders of Class C shares is waived; and (c) all contingent deferred sales charges (CDSC) assessed on redemptions that are charged on Class A shares (on purchases of $1,000,000 or more) and Class C shares are eliminated. The annual service fee of 0.25% of average net assets that is charged on Class A shares and Class C shares will not be waived. With respect to exchanges of shares of the Fund for shares of another Family Fund, the length of time you held your shares of the Fund will still be considered when determining whether you must pay a CDSC when you sell the shares of the Family Fund acquired in the exchange.

The UBS Funds

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, or on the EDGAR Database on the SEC's Web site http://www.sec.gov).

The UBS Funds

Fund's privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds managed by UBS AM (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations. The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019

S1627

Item 2.  Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.  Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Schedule of Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Mark Kemper, Secretary of The UBS Funds, at UBS Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Code of Ethics — Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)

(3)  Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

(c)	Iran related activities disclosure pursuant to Section 13 (r) — From N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The UBS Funds

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	March 10, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

The UBS Funds

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	March 10, 2016

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President, Treasurer and Principal Accounting Officer

Date:	March 10, 2016